As filed with the Securities and Exchange Commission on August 27, 2026
FILE NOS. 333‑112207
811‑21497

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.
Post-Effective Amendment No. 48	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 51	☒

AB CORPORATE SHARES
(Exact Name of Registrant as Specified in Charter)

66 Hudson Boulevard East, 28th Floor, New York, New York 10001
(Address of Principal Executive Office) (Zip Code)
Registrant’s Telephone Number, including Area Code:
(212) 969‑1000

Nancy E. Hay
c/o AllianceBernstein L.P.
66 Hudson Boulevard East, 28th Floor
New York, New York 10001
(Name and address of agent for service)

Copies of communications to:
Paul M. Miller
Seward & Kissel LLP
1901 L Street, N.W.
Suite 700
Washington, D.C. 20036

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on August 31, 2026 pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of beneficial interest.
This Post-Effective Amendment No. 48 relates solely to shares of AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares, AB Municipal Income Shares C and AB Municipal Income Shares N. No information contained in the Registrant’s Registration Statement relating to the other series of the Registrant not included herein is amended or superseded.

PROSPECTUS  |  AUGUST 31, 2026
AB Corporate Shares
Fund (Exchange Ticker Symbol)

  AB Corporate Income Shares (ACISX)

  AB Municipal Income Shares (MISHX)

  AB Taxable Multi-Sector Income Shares (CSHTX)

  AB Impact Municipal Income Shares (ABIMX)

  AB Municipal Income Shares C (MICAX)

  AB Municipal Income Shares N (MISNX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured ➢ May Lose Value ➢ Are Not Bank Guaranteed

SUMMARY INFORMATION

AB Corporate Income Shares

INVESTMENT OBJECTIVE:
The investment objective of the Fund is to earn high current income.
FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(a)	0.00%

Other Expenses	0.00%

Total Annual Fund Operating Expenses(b)	0.00%

(a)
The Fund does not pay an advisory fee to AllianceBernstein L.P. (the “Adviser”) under the advisory agreement between AB Corporate Shares, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program or other similar fee‑based investment program sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory and administrative and other similar services for compensation and (ii) institutional advisory clients of the Adviser. Such investors pay a wrap fee, advisory fee or other fee that covers advisory and administrative and other similar services, which fee is paid at the wrap fee program or fee‑based account level. Participants in a wrap fee program or other similar fee‑based investment program should review the program brochure or literature provided by the sponsor for a discussion of fees and expenses charged.

(b)
Under the Advisory Agreement, the Adviser is contractually responsible for and assumes the obligation for payment of the Fund’s expenses included as “Other Expenses” of the Fund, except certain extraordinary expenses, taxes, brokerage fees and commissions and the costs of borrowing money and other leveraging methods, including interest expenses. This obligation will continue in effect for so long as the Adviser serves as the investment adviser to the Fund pursuant to the Advisory Agreement.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$0

After 3 Years	$0

After 5 Years	$0

After 10 Years	$0

*	The Examples do not include any fees paid at the wrap fee program or fee‑based account level.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 189% of the average value of its portfolio.

4

PRINCIPAL STRATEGIES:
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate bonds. The Fund may also invest in U.S. Government securities (other than U.S. Government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to U.S. Government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB‑ or the equivalent by any nationally recognized statistical rating organization. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.
The Fund also may:

•	invest in convertible debt securities;

•	invest up to 10% of its assets in inflation-indexed securities;

•	invest up to 5% of its net assets in preferred stock;

•	purchase and sell interest rate futures contracts and options;

•	enter into swap transactions;

•	invest in zero‑coupon securities and “payment‑in‑kind” debentures;

•	make secured loans of portfolio securities; and

•	invest in U.S. Dollar-denominated fixed-income securities issued by non‑U.S. companies.
PRINCIPAL RISKS:
•
Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•
Foreign (Non‑U.S.) Risk: Investments in securities of non‑U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•
Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

5

•
Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•
Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one year, five and ten years compare to those of a broad-based securities market index.
The performance information does not take into account charges associated with a separate account or wrap fee program or other investment program. If such charges were included, an investor’s return would be lower. The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
Through June 30, 2026, the year‑to‑date unannualized return for the Fund’s shares was 1.39%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 11.74%, 2nd quarter, 2020; and Worst Quarter was down ‑7.79%, 2nd quarter, 2022.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Fund	8.41%	0.37%	3.72%
Return After Taxes on Distributions	6.17%	-1.46%	1.90%
Return After Taxes on Distributions and Sales of Fund Shares	4.94%	-0.51%	2.08%
Bloomberg U.S. Credit Bond Index (reflects no deduction for fees, expenses or taxes)	7.83%	-0.05%	3.15%
INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

6

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Fund’s portfolio:

Employee	Length of Service	Title
Naveen Kumar	Since October 2025	Senior Vice President of the Adviser

Timothy Kurpis	Since 2023	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 29 in this Prospectus.

7

AB Municipal Income Shares

INVESTMENT OBJECTIVE:
The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.
FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(a)	0.00%

Other Expenses:
Transfer Agent	0.00%
Interest Expense	0.18%
Other Expenses	0.00%

Total Other Expenses	0.18%

Total Annual Fund Operating Expenses(b)	0.18%

(a)
The Fund does not pay an advisory fee to AllianceBernstein L.P. (the “Adviser”) under the advisory agreement between AB Corporate Shares, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program or other similar fee‑based investment program sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory and administrative and other similar services for compensation and (ii) institutional advisory clients of the Adviser. Such investors pay a wrap fee, advisory fee or other fee that covers advisory and administrative and other similar services, which fee is paid at the wrap fee program or fee‑based account level. Participants in a wrap fee program or other similar fee‑based investment program should review the program brochure or literature provided by the sponsor for a discussion of fees and expenses charged.

(b)
Under the Advisory Agreement, the Adviser is contractually responsible for and assumes the obligation for payment of the Fund’s expenses included as “Other Expenses” of the Fund, except certain extraordinary expenses, taxes, brokerage fees and commissions and the costs of borrowing money and other leveraging methods, including interest expenses. This obligation will continue in effect for so long as the Adviser serves as the investment adviser to the Fund pursuant to the Advisory Agreement.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$18

After 3 Years	$58

After 5 Years	$101

After 10 Years	$230

*	The Examples do not include any fees paid at the wrap fee program or fee‑based account level.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

8

PRINCIPAL STRATEGIES:
The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non‑investment grade or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from U.S. federal income tax. These securities may pay interest that is subject to the U.S. federal alternative minimum tax (“AMT”) for certain taxpayers.
The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.
The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.
The Fund may also invest in:

•	tender option bond transactions (“TOBs”);

•	forward commitments;

•	zero‑coupon municipal securities and variable, floating and inverse floating-rate municipal securities;

•	certain types of mortgage-related securities; and

•	derivatives, such as options, futures contracts, forwards and swaps.
The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.
PRINCIPAL RISKS:
•
Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in the municipal securities of a particular state or territory, the Fund may be vulnerable to events adversely affecting that state or territory, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

9

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

•
Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•
Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

•
Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from U.S. federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in U.S., federal income tax law that could limit or eliminate the U.S. federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The U.S. federal income tax treatment of payments in respect of certain derivative contracts is unclear.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•
Tender Option Bonds Risk: The Fund’s participation in TOB transactions may reduce the Fund’s returns and increase volatility and expose the Fund to credit risk and leverage risk. Investments in TOB transactions typically will involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the Fund receives in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced, or potentially eliminated, when short-term interest rates rise. The Fund will be subject to leverage risk to the extent that the Fund uses the proceeds from a TOB transaction to invest in other securities. If the interest expense on borrowings or other costs of the leverage approach the net return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage would result in a lower rate of net return than if the Fund were not leveraged. During periods of rising short-term interest rates, the interest paid on floaters in TOBs would increase, which may adversely affect the Fund’s net return. The Fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value of inverse floaters may be volatile and there may be limited liquidity in the market for inverse floaters. Because investments in inverse floaters issued in TOB transactions are derivative instruments, these investments are also subject to the risks associated with investments in derivatives.

•
Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

10

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one year, five and ten years compare to those of a broad-based securities market index.
The performance information does not take into account charges associated with a separate account or wrap fee program or other investment program. If such charges were included, an investor’s return would be lower. The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
Through June 30, 2026, the year‑to‑date unannualized return for the Fund’s shares was 3.08%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 9.28%, 4th quarter, 2023; and Worst Quarter was down ‑7.34%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Fund	4.78%	2.10%	3.97%
Return After Taxes on Distributions	4.68%	2.01%	3.90%
Return After Taxes on Distributions and Sales of Fund Shares	4.69%	2.45%	3.93%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.25%	0.80%	2.34%
INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daryl Clements	Since 2022	Senior Vice President of the Adviser

Matthew J. Norton	Since 2016	Senior Vice President of the Adviser

Andrew D. Potter	Since 2020	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 29 in this Prospectus.

11

AB Taxable Multi-Sector Income Shares

INVESTMENT OBJECTIVE:
The investment objective of the Fund is to generate income and price appreciation.
FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(a)	0.00%

Other Expenses	0.00%

Total Annual Fund Operating Expenses(b)	0.00%

(a)
The Fund does not pay an advisory fee to AllianceBernstein L.P. (the “Adviser”) under the advisory agreement between AB Corporate Shares, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program or other similar fee‑based investment program sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory and administrative and other similar services for compensation and (ii) institutional advisory clients of the Adviser. Such investors pay a wrap fee, advisory fee or other fee that covers advisory and administrative and other similar services, which fee is paid at the wrap fee program or fee‑based account level. Participants in a wrap fee program or other similar fee‑based investment program should review the program brochure or literature provided by the sponsor for a discussion of fees and expenses charged.

(b)
Under the Advisory Agreement, the Adviser is contractually responsible for and assumes the obligation for payment of the Fund’s expenses included as “Other Expenses” of the Fund, except certain extraordinary expenses, taxes, brokerage fees and commissions and the costs of borrowing money and other leveraging methods, including interest expenses. This obligation will continue in effect for so long as the Adviser serves as the investment adviser to the Fund pursuant to the Advisory Agreement.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$0

After 3 Years	$0

After 5 Years	$0

After 10 Years	$0

*	The Examples do not include any fees paid at the wrap fee program or fee‑based account level.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

12

PRINCIPAL STRATEGIES:
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and U.S. and non‑U.S. Government securities. The Fund may invest up to 50% of its assets in below investment grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.
The Fund may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non‑U.S. Dollar‑denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.
The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.
The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts, and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards, or swap agreements.
Currencies can have a dramatic effect on returns of non‑U.S. Dollar‑denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.
PRINCIPAL RISKS:
•
Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

•
Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

13

•
Foreign (Non‑U.S.) Risk: Investments in securities of non‑U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•
Emerging Market Risk: Investments in emerging market countries may have more risks than investments in other foreign countries because the markets are less developed, less liquid and are subject to increased potential for market manipulation, and increased economic, political, regulatory or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•
Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in the municipal securities of a particular state or territory, the Fund may be vulnerable to events adversely affecting that state or territory, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

•
Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•
Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

•
Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•
how the Fund’s average annual returns for one year, five and ten years compare to those of a broad-based securities market index and an additional index that more closely reflects the types of securities in which the Fund invests.

14

The performance information does not take into account charges associated with a separate account or wrap fee program or other investment program. If such charges were included, an investor’s return would be lower. The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
Through June 30, 2026, the year‑to‑date unannualized return for the Fund’s shares was 1.46%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 3.35%, 2nd quarter, 2020; and Worst Quarter was down ‑2.33%, 1st quarter, 2022.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Fund	5.70%	2.83%	2.78%
Return After Taxes on Distributions	3.77%	1.56%	1.66%
Return After Taxes on Distributions and Sales of Fund Shares	3.35%	1.62%	1.64%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Bloomberg U.S. Aggregate ex Government Bond Index (reflects no deduction for fees, expenses or taxes)	8.16%	0.08%	2.42%
INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Fund’s portfolio:

Employee	Length of Service	Title
Scott A. DiMaggio	Since 2010	Senior Vice President of the Adviser

Matthew S. Sheridan	Since 2023	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 29 in this Prospectus.

15

AB Impact Municipal Income Shares

INVESTMENT OBJECTIVE:
The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.
FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(a)	0.00%

Other Expenses	0.00%

Total Annual Fund Operating Expenses(b)	0.00%

(a)
The Fund does not pay an advisory fee to AllianceBernstein L.P. (the “Adviser”) under the advisory agreement between AB Corporate Shares, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program or other similar fee‑based investment program sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory and administrative and other similar services for compensation and (ii) institutional advisory clients of the Adviser. Such investors pay a wrap fee, advisory fee or other fee that covers advisory and administrative and other similar services, which fee is paid at the wrap fee program or fee‑based account level. Participants in a wrap fee program or other similar fee‑based investment program should review the program brochure or literature provided by the sponsor for a discussion of fees and expenses charged.

(b)
Under the Advisory Agreement, the Adviser is contractually responsible for and assumes the obligation for payment of the Fund’s expenses included as “Other Expenses” of the Fund, except certain extraordinary expenses, taxes, brokerage fees and commissions and the costs of borrowing money and other leveraging methods, including interest expenses. This obligation will continue in effect for so long as the Adviser serves as the investment adviser to the Fund pursuant to the Advisory Agreement.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$0

After 3 Years	$0

After 5 Years	$0

After 10 Years	$0

*	The Examples do not include any fees paid at the wrap fee program or fee‑based account level.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

16

PRINCIPAL STRATEGIES:
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities of any credit quality that (i) are deemed by the Adviser to have an environmental or social impact in underserved or low socio-economic communities and (ii) score highly on the Adviser’s environmental, social and governance (“ESG”) criteria. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from U.S. federal income tax. These securities may pay interest that is subject to the U.S. federal alternative minimum tax (“AMT”) for certain taxpayers.
In considering whether a municipal security has an environmental or social impact in underserved or low socio-economic communities, the Adviser evaluates each sector and issuer based on core measures of inclusion (CMI), which establish the minimum threshold an issuer in a specific sector must meet to qualify for portfolio inclusion. These CMI thresholds vary by sector and include but are not limited to, Primary/Secondary Education: percent of students that qualify for free or reduced priced meals, Higher Education: percent of students that qualify for financial aid, Healthcare: percent of gross payer mix that comes from Medicaid, and Water & Sewer: per capital income and/or median household income is 90% of the state level. The Adviser then evaluates each security in which the Fund invests using both a traditional municipal bond credit analysis and a consideration of the security’s overall ESG score under the Adviser’s ESG evaluation criteria. Under this ESG evaluation, to arrive at an overall ESG score, each security is scored on environmental, social and governance factors, and the scores are weighted based on the Adviser’s assessment of the relevance of each factor within a given sector (e.g., education, health care, renewable energy and mass transit). For example, social factors are weighted more heavily in the overall ESG score for a security of an issuer in the education sector than they are for a security of an issuer in the mass transit sector, where environmental factors predominate. The Adviser regularly reviews the overall ESG scores assigned to securities under consideration for purposes of determining the securities in which to invest for the Fund.
The Adviser’s ESG evaluation is conducted on an industry sector basis and includes the use of key performance indicators that vary in materiality by sector. The Adviser’s environmental evaluation covers issues such as clean and renewable energy, climate change and water conservation. The Adviser’s social evaluation covers issues such as economic impact, high quality safety‑net healthcare and overall community health needs, and the reduction of achievement gaps between wealthy and poor school districts. The Adviser’s governance evaluation covers issues such as stewardship of debt and capital, board governance and transparency.
The Adviser also assesses a security’s risk and return characteristics as well as a security’s impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality, maturity, sensitivity to interest rates and the expected after‑tax returns of the security under consideration and of the Fund’s other holdings.
The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.
The Fund may also invest in:

•	tender option bond transactions (“TOBs”);

•	forward commitments;

•	zero‑coupon municipal securities and variable, floating and inverse floating-rate municipal securities;

•	certain types of mortgage-related securities; and

•	derivatives, such as options, futures contracts, forwards and swaps.
The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.
PRINCIPAL RISKS:
•
Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets.

•
ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the

17

Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Fund’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in the municipal securities of a particular state or territory, the Fund may be vulnerable to events adversely affecting that state or territory, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

•
Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•
Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

•
Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from U.S. federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in U.S. federal income tax law that could limit or eliminate the U.S. federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The U.S. federal income tax treatment of payments in respect of certain derivative contracts is unclear.

18

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•
Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one and five years and since inception compare to those of a broad-based securities market index.
The performance information does not take into account charges associated with a separate account or wrap fee program or other investment program. If such charges were included, an investor’s return would be lower. The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
Through June 30, 2026, the year‑to‑date unannualized return for the Fund’s shares was 3.24%.

During the period shown in the bar chart, the Fund’s:
Best Quarter was up 10.34%, 4th quarter, 2023; and Worst Quarter was down ‑6.73%, 1st quarter, 2022.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception*
Fund	3.52%	1.21%	2.96%
Return After Taxes on Distributions	3.43%	1.12%	2.88%
Return After Taxes on Distributions and Sales of Fund Shares	3.70%	1.60%	2.97%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.25%	0.80%	2.16%

*	Inception date: 09/12/2017.

19

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daryl Clements	Since 2025	Senior Vice President of the Adviser

Matthew J. Norton	Since 2017	Senior Vice President of the Adviser

Andrew D. Potter	Since 2025	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 29 in this Prospectus.

20

AB Municipal Income Shares C

INVESTMENT OBJECTIVE:
The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.
FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(a)	0.00%

Other Expenses:
Transfer Agent	0.00%
Interest Expense	0.18%
Other Expenses	0.00%

Total Other Expenses	0.18%

Total Annual Fund Operating Expenses(b)	0.18%

(a)
The Fund does not pay an advisory fee to AllianceBernstein L.P. (the “Adviser”) under the advisory agreement between AB Corporate Shares, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program or other similar fee‑based investment program sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory and administrative and other similar services for compensation and (ii) institutional advisory clients of the Adviser. Such investors pay a wrap fee, advisory fee or other fee that covers advisory and administrative and other similar services, which fee is paid at the wrap fee program or fee‑based account level. Participants in a wrap fee program or other similar fee‑based investment program should review the program brochure or literature provided by the sponsor for a discussion of fees and expenses charged.

(b)
Under the Advisory Agreement, the Adviser is contractually responsible for and assumes the obligation for payment of the Fund’s expenses included as “Other Expenses” of the Fund, except certain extraordinary expenses, taxes, brokerage fees and commissions and the costs of borrowing money and other leveraging methods, including interest expenses. This obligation will continue in effect for so long as the Adviser serves as the investment adviser to the Fund pursuant to the Advisory Agreement.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$18

After 3 Years	$58

After 5 Years	$101

After 10 Years	$230

*	The Examples do not include any fees paid at the wrap fee program or fee‑based account level.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

21

PRINCIPAL STRATEGIES:
The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non‑investment grade (“junk bonds”) or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities that pay interest that is exempt from U.S. federal income tax. These securities may pay interest that is subject to the U.S. federal alternative minimum tax (“AMT”) for certain taxpayers.
The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.
The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.
The Fund will invest at least 50% of its net assets in municipal securities of California or municipal securities with interest that is otherwise exempt from California state income tax.
The Fund may also invest in:

•	tender option bond transactions (“TOBs”);

•	forward commitments;

•	zero‑coupon municipal securities and variable, floating and inverse floating-rate municipal securities;

•	certain types of mortgage-related securities; and

•	derivatives, such as options, futures contracts, forwards and swaps.
The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.
The Fund is non‑diversified under the Investment Company Act of 1940, as amended, which means it may invest a greater portion of its assets in fewer issuers than would otherwise be the case.
PRINCIPAL RISKS:
•
Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, catastrophic natural disasters, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in the

22

municipal securities of a particular state or territory, the Fund may be vulnerable to events adversely affecting that state or territory. The Fund’s investments in California municipal securities may be vulnerable to events adversely affecting its economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. However, there remain a number of risks that threaten the state’s economy, including potentially unfavorable changes to federal policies, the uncertain impact of changes in federal tax law and trade policy, significant unfunded liabilities of the two main retirement systems managed by state entities, the California Public Employees Retirement System and the California State Teachers’ Retirement System and public health crises (including the occurrence of a contagious disease or illness). California’s economy may also be affected by natural disasters, such as earthquakes, droughts, flooding or fires. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

•
Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•
Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

•
Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from U.S. federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in U.S. federal income tax law that could limit or eliminate the U.S. federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax‑exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The U.S. federal income tax treatment of payments in respect of certain derivative contracts is unclear.

•
Non‑Diversification Risk: The Fund may have more risk because it is “non‑diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV than on the NAV of a diversified fund.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•
Tender Option Bonds Risk: The Fund’s participation in TOB transactions may reduce the Fund’s returns and increase volatility and expose the Fund to credit risk and leverage risk. Investments in TOB transactions typically will involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the Fund re-

23

ceives in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced, or potentially eliminated, when short-term interest rates rise. The Fund will be subject to leverage risk to the extent that the Fund uses the proceeds from a TOB transaction to invest in other securities. If the interest expense on borrowings or other costs of the leverage approach the net return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage would result in a lower rate of net return than if the Fund were not leveraged. During periods of rising short-term interest rates, the interest paid on floaters in TOBs would increase, which may adversely affect the Fund’s net return. The Fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value of inverse floaters may be volatile and there may be limited liquidity in the market for inverse floaters. Because investments in inverse floaters issued in TOB transactions are derivative instruments, these investments are also subject to the risks associated with investments in derivatives.

•
Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION:
No performance information is presented for the Fund because it has not yet been in operation for a full calendar year.
INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daryl Clements	Since February 2026	Senior Vice President of the Adviser

Matthew J. Norton	Since February 2026	Senior Vice President of the Adviser

Andrew D. Potter	Since February 2026	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 29 in this Prospectus.

24

AB Municipal Income Shares N

INVESTMENT OBJECTIVE:
The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.
FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(a)	0.00%

Other Expenses:
Transfer Agent	0.00%
Interest Expense	0.07%
Other Expenses	0.00%

Total Other Expenses	0.07%

Total Annual Fund Operating Expenses(b)	0.07%

(a)
The Fund does not pay an advisory fee to AllianceBernstein L.P. (the “Adviser”) under the advisory agreement between AB Corporate Shares, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program or other similar fee‑based investment program sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory and administrative and other similar services for compensation and (ii) institutional advisory clients of the Adviser. Such investors pay a wrap fee, advisory fee or other fee that covers advisory and administrative and other similar services, which fee is paid at the wrap fee program or fee‑based account level. Participants in a wrap fee program or other similar fee‑based investment program should review the program brochure or literature provided by the sponsor for a discussion of fees and expenses charged.

(b)
Under the Advisory Agreement, the Adviser is contractually responsible for and assumes the obligation for payment of the Fund’s expenses included as “Other Expenses” of the Fund, except certain extraordinary expenses, taxes, brokerage fees and commissions and the costs of borrowing money and other leveraging methods, including interest expenses. This obligation will continue in effect for so long as the Adviser serves as the investment adviser to the Fund pursuant to the Advisory Agreement.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$7

After 3 Years	$23

After 5 Years	$40

After 10 Years	$90

*	The Examples do not include any fees paid at the wrap fee program or fee‑based account level.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

25

PRINCIPAL STRATEGIES:
The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non‑investment grade (“junk bonds”) or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities that pay interest that is exempt from U.S. federal income tax. These securities may pay interest that is subject to the U.S. federal alternative minimum tax (“AMT”) for certain taxpayers.
The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.
The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.
The Fund will invest at least 50% of its net assets in municipal securities of New York or municipal securities with interest that is otherwise exempt from New York state income tax.
The Fund may also invest in:

•	tender option bond transactions (“TOBs”);

•	forward commitments;

•	zero‑coupon municipal securities and variable, floating and inverse floating-rate municipal securities;

•	certain types of mortgage-related securities; and

•	derivatives, such as options, futures contracts, forwards and swaps.
The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.
The Fund is non‑diversified under the Investment Company Act of 1940, as amended, which means it may invest a greater portion of its assets in fewer issuers than would otherwise be the case.
PRINCIPAL RISKS:
•
Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, catastrophic natural disasters, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in the

26

municipal securities of a particular state or territory, the Fund may be vulnerable to events adversely affecting that state or territory. The Fund’s investments in New York municipal securities may be vulnerable to events adversely affecting its economy, including public health crises (including the occurrence of a contagious disease or illness). New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing more than one‑fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as those that occurred in 2008-2009 and during the COVID‑19 pandemic. In addition, as New York’s financial services and professional and business services sectors serve a global market, they can be highly sensitive to global trends. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

•
Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•
Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

•
Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from U.S. federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in U.S. federal income tax law that could limit or eliminate the U.S. federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The U.S. federal income tax treatment of payments in respect of certain derivative contracts is unclear.

•
Non‑Diversification Risk: The Fund may have more risk because it is “non‑diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV than on the NAV of a diversified fund.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•
Tender Option Bonds Risk: The Fund’s participation in TOB transactions may reduce the Fund’s returns and increase volatility and expose the Fund to credit risk and leverage risk. Investments in TOB transactions typically will involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the Fund receives in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be re-

27

duced, or potentially eliminated, when short-term interest rates rise. The Fund will be subject to leverage risk to the extent that the Fund uses the proceeds from a TOB transaction to invest in other securities. If the interest expense on borrowings or other costs of the leverage approach the net return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage would result in a lower rate of net return than if the Fund were not leveraged. During periods of rising short-term interest rates, the interest paid on floaters in TOBs would increase, which may adversely affect the Fund’s net return. The Fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value of inverse floaters may be volatile and there may be limited liquidity in the market for inverse floaters. Because investments in inverse floaters issued in TOB transactions are derivative instruments, these investments are also subject to the risks associated with investments in derivatives.

•
Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.
BAR CHART AND PERFORMANCE INFORMATION:
No performance information is presented for the Fund because it has not yet been in operation for a full calendar year.
INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daryl Clements	Since February 2026	Senior Vice President of the Adviser

Matthew J. Norton	Since February 2026	Senior Vice President of the Adviser

Andrew D. Potter	Since February 2026	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 29 in this Prospectus.

28

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

•	PURCHASE AND SALE OF FUND SHARES
You may purchase shares of the Funds at the relevant NAV without a sales charge or other fee.
Shares of the Funds are available only to (i) investors with accounts established under a wrap fee program or other similar fee‑based investment program sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory and administrative and other similar services for compensation and (ii) institutional advisory clients of the Adviser.
There are no maximum or minimum investment requirements.
You may sell (redeem) your shares through your registered investment adviser or broker-dealer on any day the New York Stock Exchange (the “Exchange”) is open.

•	TAX INFORMATION
AB Corporate Income Shares and AB Taxable Multi-Sector Income Shares may each make capital gains distributions, which may be subject to U.S. federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes. The Funds may pay income dividends, which may be subject to U.S. federal income taxes and state and local taxes.
AB Municipal Income Shares, AB Impact Municipal Income Shares, AB Municipal Income Shares C and AB Municipal Income Shares N may each make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Funds anticipate that substantially all of the Funds’ income dividends will be exempt from regular U.S. federal income tax. A portion of the Funds’ distributions may be subject to the U.S. federal AMT.

•	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

29

ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES, RISKS AND INVESTMENTS

This section of the Prospectus provides additional information about the investment strategies, practices and related risks, including principal and non‑principal strategies and risks, of AB Corporate Income Shares (“Corporate Income Shares”), AB Municipal Income Shares (“Municipal Income Shares”), AB Taxable Multi-Sector Income Shares (“Taxable Multi-Sector Income Shares”), AB Impact Municipal Income Shares (“Impact Municipal Income Shares”), AB Municipal Income Shares C (“Municipal Income Shares C”) and AB Municipal Income Shares N (“Municipal Income Shares N” and together with Corporate Income Shares, Municipal Income Shares, Taxable Multi-Sector Income Shares and Municipal Income Shares C, the “Funds”). This Prospectus does not describe all of a Fund’s investment practices that are non‑principal strategies or all of the related risks of such strategies; additional information about the Funds’ risks and investments can be found in the Funds’ Statement of Additional Information, or SAI.
ESG Integration
The Adviser integrates material environmental, social and governance (“ESG”) considerations into its research and investments analysis with the goal of maximizing return and considering risk within the Fund’s investment objective and strategies. The Adviser analyzes the practices of companies and issuers to identify potentially material ESG factors that can vary across companies and issuers. ESG considerations may include but are not limited to environmental impact, corporate governance and ethical business practices. ESG considerations may not be applicable to all types of instruments or investments.
For additional information with respect to the ESG integration for Impact Municipal Income Shares, please refer to the Fund’s Principal Strategies section in this Prospectus.
Market Risk
The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including interest rate levels and political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, tariffs and trade disputes, supply chain disruptions, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on a Fund’s investments and net asset value (“NAV”) and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for a Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund’s assets may decline. Advancements in technology may adversely impact markets and the overall performance of a Fund. For example, as artificial intelligence is used more widely, the profitability and growth of individual Fund holdings may be impacted, which could significantly impact the overall performance of a Fund. All of these factors, individually or collectively, could negatively impact a Fund.
Derivatives
Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.
There are four principal types of derivatives—options, futures contracts, forwards and swaps, which are described below. Derivatives include listed and cleared transactions where a Fund’s derivative trade counterparty is an exchange or clearinghouse, and non‑cleared bilateral “over‑the‑counter” transactions that are privately negotiated and where the Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated.
A Fund’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss

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substantially greater than a Fund’s investment (in some cases, the potential loss is unlimited).
The Funds’ investments in derivatives may include, but are not limited to, the following:

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Forward Contracts—A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non‑deliverable forward, by a cash payment at maturity. The Funds’ investments in forward contracts may include the following:

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Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. A Fund, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non‑U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

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Futures Contracts and Options on Futures Contracts—A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that Municipal Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may each buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates. A Fund may purchase or sell futures contracts and options thereon, among other things, to permit the Fund to increase (or decrease) its effective maturity and duration, for yield curve positioning, to gain exposure to rates in various countries, and to hedge against changes in interest rates, the price of securities (through index futures or options) or the value of currencies. Taxable Multi-Sector Income Shares may also take positions in futures contracts in seeking to enhance income. Taxable Multi-Sector Income Shares may purchase or sell futures contracts for foreign currencies or options thereon for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

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Options—An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. A Fund that purchases or writes privately-negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties. The Funds’ investments in options may include the following:

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Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in NAV, Municipal Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may each write covered and uncovered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. A Fund may also enter into options on the yield “spread” or yield differential between two securities. In contrast to other types of options, this type of option is based on the difference between the yields of designated securities, which may be reflected in the prices of related futures contracts or other instruments. In addition, a Fund may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to

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expire without being sold or exercised, its premium would represent a loss to the Fund.

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Options on Securities. Similar to options on municipal and U.S. Government securities, a Fund may purchase or write a put or call option on other securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

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Options on Securities Indices. An option on a securities index is similar to an option on municipal and U.S. Government securities except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

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Options on Foreign Currencies. Taxable Multi-Sector Income Shares may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency-denominated securities held by the Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also invest in options on foreign currencies for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

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Swap Transactions—A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices, rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps), or indices for a specified amount of an underlying asset (the “notional” principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (“SEC”) has adopted similar execution and clearing requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two‑party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility. Payments received by Municipal Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax exempt income, which will in turn increase the amount of taxable distributions received by shareholders. The Funds’ investments in swap transactions include the following:

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Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to a Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.
There is no limit on the amount of interest rate transactions that may be entered into by a Fund. The value of these transactions will fluctuate based on changes in interest rates.
Interest rate swap, swaption, cap and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund’s portfolio or to protect

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against an increase in the price of securities that the Fund anticipates purchasing at a later date. Interest rate swaps may also be used by a Fund to leverage its investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances, to increase (or decrease) its effective maturity and duration, for yield curve positioning, or to gain exposure to rates in various countries. A Fund may take positions in interest rate swaps for hedging purposes or in seeking to enhance income.

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Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if inflation increases.

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Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, a Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

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Currency Swaps. Taxable Multi-Sector Income Shares may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

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Total Return Swaps. Taxable Multi-Sector Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may each enter into total return swaps in order to take a “long” or “short” position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when a Fund enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Fund will receive or make a payment to the counterparty. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by a Fund. There is no guarantee that a Fund’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, a Fund’s performance may be less than would be achieved by a direct investment in the underlying reference asset.

•	Other Derivatives and Strategies

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Eurodollar Instruments. Taxable Multi-Sector Income Shares may invest in Eurodollar instruments. Eurodollars are time deposits denominated in U.S. Dollars and are held at banks outside the U.S., which could be foreign banks or overseas branches of U.S. banks. Eurodollar contracts are U.S. Dollar-denominated futures contracts or options thereon that are tied to a reference rate, such as the Secured Overnight Financing Rate (SOFR), paid on such deposits. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund

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may use Eurodollar instruments to hedge against changes in the reference rate.

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Currency Transactions. Taxable Multi-Sector Income Shares may invest in non‑U.S. Dollar-denominated securities on a currency hedged or un‑hedged basis. The Adviser may actively manage the Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Convertible Securities
A Fund may invest in convertible securities. Prior to conversion, convertible securities have the same general characteristics as non‑convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non‑convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock.
Event-Linked Securities
Event-linked securities are variable or fixed-rate fixed-income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non‑occurrence of various specified catastrophic events, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of event-linked fixed-income bonds are known as “catastrophe” or “cat” bonds. If the trigger events do not occur, a Fund will recover its principal and interest. If a trigger event occurs, a Fund may lose a portion of or its entire principal invested in the securities. These securities are generally illiquid and may be rated below investment grade or the unrated equivalent and have the same or equivalent risks as higher yield debt securities (“junk bonds”).
Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).
Municipal Income Shares, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N may invest in TBA–mortgage-backed securities. A TBA or “To Be Announced” trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.
When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.
Illiquid Securities
The Funds limit their investments in illiquid securities to 15% of their net assets. Under Rule 22e‑4 under the Investment Company Act of 1940 (the “1940 Act”), the term “illiquid securities” means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper (“Rule 144A Securities”)) may be more difficult to trade than other types of securities.
Commercial Paper
Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entity and tends to fall when interest

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rates rise and increase when interest rates fall. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. Consequently, investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, which is also known as rollover risk.
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.
Certificates of Deposit, Bankers’ Acceptances and Bank Time Deposits
Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.
Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.
Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account.
Inflation-Indexed Securities
A Fund may invest in inflation-indexed securities. Inflation-indexed securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
The value of inflation-indexed securities tends to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Treasury Inflation-Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.
Insured Bonds
Municipal Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may each purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.
Investment in Exchange-Traded Funds and Other Investment Companies
A Fund may invest in shares of exchange-traded funds, or ETFs, including AB ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. There are numerous types of index ETFs and actively-managed ETFs, including those offering exposure to broad or narrow segments of the equity, fixed-income, commodities and foreign currencies markets. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from their NAV.

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Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.
The Funds may invest, and have invested from time to time, in investment companies other than ETFs, including AB Mutual Funds, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Funds’ expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1‑1 under the 1940 Act. A Fund’s investments in other investment companies, including ETFs, subject the Fund indirectly to the underlying risks of those investment companies.
Municipal Income Shares C and Municipal Income Shares N expect to invest in other AB Mutual Funds, including Municipal Income Shares.
Loan Participations and Assignments
A Fund may invest in loans (which may be syndicated) to corporate, governmental or other borrowers, either by participating as co‑lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.
The success of a Fund’s investments in these instruments may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.
The lack of a liquid secondary market may have an adverse impact on the value of loan participations and assignments and a Fund’s ability to dispose of such investments when necessary to meet the Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loan assignments and participations also may make it more difficult for a Fund to assign a value to these investments for purposes of valuing the Fund’s portfolio and calculating its asset value.
Loans of Portfolio Securities
For the purpose of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Funds’ securities lending program, all securities loans will be secured continuously by cash collateral and/or non‑cash collateral. Non‑cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned at that time from securities loans justifies the attendant risk. If a loan is collateralized by cash, a Fund will be compensated for the loan from a portion of the net return from the interest earned on the collateral after a rebate paid to the borrower (in some cases this rebate may be a “negative rebate”, or fee paid by the borrower in connection with the loan). If a Fund receives non‑cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.
A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of securities loaned.
A Fund will invest any cash collateral in shares of a money market fund approved by the AB Corporate Shares’ Board of Trustees (the “Board”) and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. The Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.
Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities.
Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities
Municipal Income Shares, Taxable Multi-Sector Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may each invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.
The value of mortgage-related securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a

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Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.
One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.
Another type of mortgage-related security, known as a Government Sponsored Enterprise (“GSE”) Risk-Sharing Bond or Credit Risk Transfer Security (“CRT”), is issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end‑investor.
A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.
The securitization techniques used to develop mortgage-related securities are applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.
Municipal Income Shares, Taxable Multi-Sector Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may each invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.
Municipal Income Shares, Taxable Multi-Sector Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may each invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. A Fund’s investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.
Basket securities in which the Fund may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt market.
Municipal Securities
Municipal Income Shares, Taxable Multi-Sector Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N each invest in municipal securities issued by the governments of states, their political subdivisions (such as cities, towns, counties, agencies and authorities) and the District of Columbia, U.S. territories, commonwealths, and possessions or by their agencies, instrumentalities and authorities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable-rate demand obligations, and tax‑exempt commercial paper.

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Municipal securities are typically classified as “general obligation” or “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. A Fund may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer.
The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Fund may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).
A Fund may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality’s pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.
Current U.S. federal income tax law distinguishes between municipal securities issued to finance certain private activities (“private activity bonds”) and other municipal securities. Private activity bonds, most of which are AMT‑Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.
The value of municipal securities may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings.
The Funds may invest in municipal securities issued by Puerto Rico and its government agencies and municipalities, which may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.
Preferred Stock
Corporate Income Shares, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N may each invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred shares, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non‑convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock.
Repurchase Agreements and Buy/Sell Back Transactions
A Fund may enter into repurchase agreements. In a repurchase agreement transaction, the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which a Fund will sell the collateral back is specified in advance, a Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.
A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.
Reverse Repurchase Agreements and Dollar Rolls
Taxable Multi-Sector Income Shares and Impact Municipal Income Shares may each enter into reverse

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repurchase agreements and Taxable Multi-Sector Income Shares may enter into dollar rolls, subject to each Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Fund. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the purchase price.
Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.
In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
Rights and Warrants
Taxable Multi-Sector Income Shares may invest in rights and warrants. Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Short Sales
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When a Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.
If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
Standby Commitment Agreements
A Fund may invest in standby commitment agreements. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether the security ultimately is issued. There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.
Structured Products
Taxable Multi-Sector Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may each invest in certain hybrid derivatives-type investments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes a Fund to the credit risk of the structured product.
Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.
Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or

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similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.
Taxable Multi-Sector Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may each also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Fund may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Fund’s investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among qualified institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.
Tender Option Bond (“TOB”) Transactions
Municipal Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may each participate in TOB transactions in which a Fund transfers one or more municipal securities into a special purpose entity (a “TOB trust”). In return, the Fund receives cash proceeds and a residual interest security (sometimes referred to as “inverse floaters”) issued by the TOB trust. The TOB trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities (sometimes referred to as “floaters”) are purchased by third parties, including tax‑exempt money market funds, and can be tendered by these holders to a third-party bank or other financial institution (a “liquidity provider”) that allows holders of the floaters to tender their floaters in exchange for payment of par plus accrued interest, unless certain events occur. The holders of floaters typically have priority on the cash flow from the underlying municipal securities held by the TOB trust, and the remaining cash flow, less certain expenses, is paid to holders of the inverse floaters. The interest rate payable on the inverse floaters bears an inverse relationship to the interest rate on the floaters. Under certain circumstances, the TOB trust may be terminated or collapsed, either by the participating Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying municipal securities or a tender of the floaters to the liquidity provider. A participating Fund continues to earn all the interest from the transferred municipal securities less the amount of interest paid on the floaters and the expenses of the TOB trust, which may include payments to the trustee and the liquidity provider and organizational and operational costs of the TOB trust. As consideration for the transfer of municipal securities, the Municipal Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N each receive cash proceeds from the TOB trust’s sale of the floaters and may use the cash proceeds for investment purposes (e.g., the purchase of longer-term municipal securities), which involves leverage risk.
A Fund may participate in a TOB transaction on either a recourse or non‑recourse basis. TOB trusts are typically supported by a liquidity facility provided by the liquidity provider. When the Fund participates in a TOB transaction on a non‑recourse basis, the Fund will not be subject to an obligation to reimburse the liquidity provider for any losses with respect to the liquidity facility. When a Fund participates in a TOB transaction on a recourse basis, the Fund will typically enter into a reimbursement agreement or other arrangement with the liquidity provider pursuant to which the Fund would be required to reimburse the liquidity provider for any losses with respect to the liquidity facility. As a result, a Fund participating in a recourse TOB transaction could experience losses exceeding the value of its residual inverse floaters.
To the extent that a Fund, rather than a third-party bank or financial institution or other party, serves as the sponsor of a TOB trust, the Fund may assume additional duties and responsibilities that expose it to risks not otherwise present, including compliance, securities law and operational risks.
For a discussion of the risks associated with TOB transactions, see “Borrowings and Leverage” below.
U.S. Government Securities
U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds).
Corporate Income Shares will not invest in mortgage-backed or asset-backed securities, including mortgage-backed or asset-backed securities that are U.S. Government securities, although the Fund may invest in other securities issued by U.S. Government-sponsored entities. For example, the Fund will not invest in mortgage-backed securities issued by FNMA, although it may invest in other securities issued by FNMA that are not mortgage-backed or asset-backed securities.

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Variable, Floating and Inverse Floating-Rate Instruments
A Fund may invest in variable, floating and inverse floating-rate instruments. Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A “variable” interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a “floating” interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.
A Fund may also invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.
Zero-Coupon and Principal-Only Securities
Zero-coupon securities and principal-only (“PO”) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and “lock in” a rate of return to maturity.
ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investments in the Funds involve the risk considerations described below.
Borrowings and Leverage
A Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leverage of the Fund’s shares. Likewise, a Fund’s use of certain derivatives may effectively leverage the Fund’s portfolio. Municipal Income Shares, Taxable Multi-Sector Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may each also use leverage for investment purposes by participating in such transactions as interest rate swaps or, for Municipal Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N, TOBs. Taxable Multi-Sector Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may also use reverse repurchase agreements and forward contracts, and, with respect to Taxable Multi-Sector Income Shares, dollar rolls, for leverage. The Funds may use leverage to seek to enhance the yield and NAV attributable to their shares. This means that a Fund uses cash made available during the term of these transactions to make other investments or to make investments through interest rate swaps that are functionally equivalent to the purchase of a fixed-income security.
Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund’s shareholders. These include a higher volatility of the NAV of a Fund’s shares and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as a Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. With respect to a Fund’s use of certain derivatives that result in leverage of the Fund’s shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher net return than if the fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on a Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to a Fund, the Fund’s use of leverage would result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV than if a Fund were not leveraged.
During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect a Fund’s net return. If rising short-term rates coincide with a period of rising long-term rates, the value of securities with longer-term maturities purchased with the proceeds of leverage would decline, adversely affecting a Fund’s NAV. In certain circumstances, adverse changes in interest rates or other events could cause a TOB trust to terminate or collapse, potentially causing a Fund to liquidate the longer-term securities at unfavorable prices to meet the TOB trust’s outstanding obligations.
Rule 18f‑4 under the 1940 Act imposes limits on a fund’s utilization of certain derivatives and other forms of leverage. Rule 18f‑4, among other things, permits a fund to treat TOBs (and other similar financing transactions) either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to certain risk-based limits of Rule 18f‑4.
Foreign (Non‑U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies

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representing a small number of industries. Investments in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Sanctions and other similar actions imposed by the U.S. or a foreign country, including those against specific issuers and individuals, may restrict, and in some cases have restricted, a Fund’s ability to purchase or sell foreign securities or access income received on foreign securities, or may require the Fund to divest its holdings of foreign securities, which could adversely affect, and in some cases have adversely affected, the value and liquidity of such holdings. The imposition of sanctions and other similar actions could also adversely affect global sectors and economies and thereby negatively affect the value of the Fund’s investments beyond any direct exposure to the countries or regions subject to the sanctions. In addition, the securities markets of some foreign countries may be closed on certain days (e.g., local holidays) when the Funds are open for business. On such days a Fund may be unable to add to or exit its positions in foreign securities traded in such markets even though it may otherwise be attractive to do so.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of Corporate Income Shares and Taxable Multi-Sector Income Shares. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes.
A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. These factors may affect the liquidity of a Fund’s investments in any country and the Adviser will monitor the effect of any such factor or factors on the Fund’s investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.
Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non‑U.S. issuers than is available about most U.S. issuers. In certain instances, issuers of securities in foreign jurisdictions are owned or controlled directly or indirectly by governmental authorities or military organizations. Securities of such issuers present risks in addition to general market risks of investing in the jurisdiction or country or region. These risks include political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, and confiscatory taxation, which could adversely affect the performance of the issuers and the value of the securities in which a Fund has invested.
The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, public health crises (including the occurrence of a contagious disease or illness), revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.
Geopolitical conflicts, military conflicts and wars may result in market disruptions in the affected regions and globally. Russia’s large-scale invasion of Ukraine and the wars involving Israel, Iran and other countries in the Middle East, and responses to such conflicts by governments and intergovernmental organizations have resulted, and may continue to result, in market disruptions. Future market disruptions as a result of these conflicts are impossible to predict, but could be significant and have a severe adverse effect on the region and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. The Chinese government is involved in a longstanding dispute with Taiwan and has made threats of invasion. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.
The imposition of, or an increase in, tariffs or trade restrictions between the U.S. and foreign countries, or even the threat of such developments, could lead to a significant reduction in

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international trade, which could have a negative impact on the economies of the U.S. and foreign countries.
Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank (International Bank for Reconstruction and Development) as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets.
Emerging market countries that the Adviser currently considers for investment include:

Argentina Bangladesh Belize Brazil Bulgaria Chile China Colombia Croatia Czech Republic Dominican Republic Ecuador Egypt El Salvador Gabon Georgia Ghana Greece	Hungary India Indonesia Iraq Ivory Coast Jamaica Jordan Kazakhstan Kenya Lebanon Lithuania Malaysia Mexico Mongolia Nigeria Pakistan Panama Peru	Philippines Poland Qatar Saudi Arabia Senegal Serbia South Africa South Korea Sri Lanka Taiwan Thailand Turkey Ukraine United Arab Emirates Uruguay Venezuela Vietnam
Countries may be added to or removed from this list at any time.
Investing in emerging market securities involves risks different from, or greater than, risks of investing in domestic securities or in the securities of issuers domiciled in developed foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and the imposition of capital controls, which may restrict a Fund’s ability to repatriate investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in securities denominated in or traded in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non‑U.S. companies and non‑U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the SEC finalized rules to implement the Holding Foreign Companies Accountable Act, which requires the SEC to prohibit the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the SEC (including through over‑the‑counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. To the extent a Fund invests in the securities of a company whose securities become subject to such a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. A Fund would also have to seek other markets in which to transact in such securities, which could increase the Fund’s costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Investments in China (applicable to Taxable Multi-Sector Income Shares). Risks of investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; the Chinese economy’s heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens; the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices and cause the value of the securities of an issuer held by the Fund to decrease significantly; and political unrest. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has generally been declining, and there can be no assurance that China’s economy will continue to grow in the future. In addition, trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or

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large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. U.S. or other sanctions imposed on the Chinese Government or certain Chinese companies may adversely impact the Chinese economy and Chinese issuers in which the Fund invests, and may prohibit the Fund from investing, or limit the Fund’s ability to invest in securities of certain Chinese issuers or require the Fund’s sale of such securities, potentially on an accelerated schedule or at disadvantageous prices. Risks of investments in companies based in Hong Kong, a special administrative region of China, include heavy reliance on the Chinese economy, plus regional Asian and global economies such as the U.S. economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the Fund’s performance. In addition, China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.
U.S. Economic Trading Partners. The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in, certain countries in which the Funds may invest. Consequently, the economic conditions in such foreign countries may be impacted by changes in the U.S. economy. A decrease in U.S. imports or exports, changes in trade and financial regulations or tariffs, fluctuations in exchange rates or an economic slowdown in the United States may have material adverse effects on a foreign country’s economic conditions and, as a result, securities to which the Funds have exposure.
Circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government debt, such as reaching the legislative “debt ceiling.” Such non‑payment would likely have negative impacts on the U.S. economy and the global financial system.
There are strained relations between the United States and certain foreign countries, including traditional allies (such as certain European countries) and historical adversaries (such as North Korea, Iran, China and Russia). If these relations were to worsen, such change could adversely affect U.S. issuers and non‑U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, there may be an adverse impact on the U.S. economy and issuers in which the Funds may invest.
Foreign (Non‑U.S.) Currencies
Taxable Multi-Sector Income Shares may invest a substantial portion of its assets in securities denominated in, and receiving revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.
The Fund may also invest directly in foreign currencies for non‑hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Fund’s NAV to fluctuate.
Investment in Below Investment Grade Fixed-Income Securities
Below investment grade fixed-income securities (commonly called “junk bonds”) are those rated Ba1 or lower by Moody’s Ratings (“Moody’s”), or BB+ or lower by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or the equivalent by any other Nationally Recognized Statistical Rating Organization (“NRSRO”), as well as unrated securities considered by the Adviser to be of comparable quality. For a description of credit ratings, see Appendix A—Bond Ratings.
Municipal Income Shares, Taxable Multi-Sector Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may each invest in below investment grade fixed-income securities. Investments in below investment grade securities are subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.
The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund’s assets.
Unrated Securities
Municipal Income Shares, Taxable Multi-Sector Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may each invest in unrated securities when the

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Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Fund to a degree comparable to that of rated securities that are consistent with the Fund’s objective and policies.
Sovereign and Quasi-Sovereign Debt Obligations
Investments in sovereign or quasi-sovereign debt obligations involve risks not present in corporate debt obligations. Sovereign debt obligations include securities issued by or guaranteed by a sovereign government, and quasi-sovereign debt obligations include securities issued by or guaranteed by an entity affiliated with, or backed by, a sovereign government. Sovereign obligations may differ from other securities with respect to interest rates, maturities, times of issuance and other characteristics. Similar to other securities, changes to the financial condition or credit rating of a government may cause the value of a sovereign obligation, including U.S. Treasury obligations, to decline. During periods of economic uncertainty, the market prices of foreign sovereign obligations may be more volatile than prices of U.S. debt obligations and may affect a Fund’s NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations.
Taxable Multi-Sector Income Shares may invest in sovereign debt obligations. No established secondary markets may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not represent firm bids of those dealers or prices for actual sales.
By investing in sovereign and quasi-sovereign debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government’s ability to honor its obligations. In addition, countries that issue debt obligations denominated in a foreign currency and countries that do not have their own currency (e.g., Eurozone countries) may have a higher risk of default than other countries.
The Fund is permitted to invest in sovereign and quasi-sovereign debt obligations of issuers that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Fund’s investment objectives. The Fund may have limited legal recourse in the event of a default with respect to certain sovereign and quasi-sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.
Management Risk – Quantitative Models
The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.
Future Developments
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.
Changes in Investment Objectives and Policies
The Board may change a Fund’s investment objective without shareholder approval. The Fund will provide shareholders with 60 days’ prior written notice of any change to the Fund’s investment objective. Corporate Income Shares has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate bonds and will not change this policy without 60 days’ prior written notice to shareholders. Impact Municipal Income Shares has a policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities of any credit quality that (i) are deemed by the Adviser to have an environmental or social impact in underserved or low socio-economic communities and (ii) score highly on the Adviser’s environmental, social and governance (“ESG”) criteria and will not change this policy without 60 days’ prior written notice to shareholders. Municipal Income Shares and Impact Municipal Income Shares each have a fundamental policy to invest at least 80% of its net assets in municipal securities that pay interest that is exempt from U.S. federal income tax and will not change this policy without shareholder approval. Municipal Income Shares C and Municipal Income Shares N each have a policy to invest at least 80% of its net assets (plus any borrowings for investment

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purposes) in municipal securities that pay interest that is exempt from U.S. federal income tax and will not change this policy without 60 days’ prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval. The value of derivatives providing exposure to the investment focus suggested by a Fund’s name, or to one or more market risk factors associated with such investment focus, is included in determining compliance with a Fund’s 80% investment policy.
Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, Corporate Income Shares and Taxable Multi-Sector Income Shares may each invest in certain types of short-term, liquid, investment-grade or high-quality debt securities. For temporary defensive purposes, Municipal Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may each also invest without limit in high-quality municipal notes or variable-rate demand obligations, or in taxable cash equivalents. While a Fund is investing for temporary defensive purposes, it may not meet its investment objective.
Portfolio Holdings
A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.
Cyber Security Risk
As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of a Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security incidents, there can be no assurance that those measures will be effective, particularly since a Fund does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies with which those entities do business and companies in which the Fund invests.
Cyber security incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund or shareholder assets, Fund or customer data (including private shareholder information), or proprietary information, or cause the Funds, the Adviser, and/or the Funds’ service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Fund shareholders from purchasing, redeeming, or exchanging shares or receiving distributions. The Funds and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to the Funds and their shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.

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INVESTING IN THE FUNDS

HOW THE FUNDS VALUE THEIR SHARES
Each Fund’s NAV is calculated at the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half‑day trading or unscheduled suspensions of trading). To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.
The Funds value their securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by each Fund’s Board. Pursuant to these procedures, the Adviser, as each Fund’s “valuation designee” pursuant to Rule 2a‑5 under the 1940 Act, is responsible for making all fair value determinations relating to a Fund’s portfolio investments, subject to oversight by the Fund’s Board.
When making a fair value determination, the Adviser may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market quotations are not readily available or deemed unreliable (including restricted securities). The Funds use fair value pricing routinely for securities primarily traded in non‑U.S. markets because, among other things, most foreign markets close well before the Funds ordinarily value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities, or information obtained by analysis of the issuers’ financial statements. Because most fixed-income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the valuation designee reasonably believes that such prices reflect the fair value of the instruments.
The Adviser has established a valuation committee of senior officers and employees of the Adviser (“Valuation Committee”) to fulfill the Adviser’s responsibilities as each Fund’s valuation designee, which operates under the policies and procedures approved by the Board, to value a Fund’s assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds’ assets is available in the Funds’ SAI.
To effect an order for the purchase, exchange or redemption of a Fund’s shares, the Fund must receive the order in “proper form.” Proper form generally means that your instructions:

•	Are signed and dated by the person(s) authorized in accordance with the Fund’s policies and procedures to access the account and request transactions;

•	Include the fund and account number; and

•	Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must include:

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Medallion signature guarantees or notarized signatures, if required for the type of transaction. (Requirements are detailed on AllianceBernstein Investor Services, Inc., or ABIS, service forms; Please contact ABIS with any questions)

•	Any supporting documentation that may be required.
The Funds reserve the right, without notice, to revise the requirements for proper form.
HOW TO BUY SHARES
You may purchase shares of a Fund at NAV without a sales charge or other fee. Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV calculated after your order is received in proper form by the Fund.
Shares of the Funds are available only to (i) investors with accounts established under a wrap fee program or other similar fee‑based investment program sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory, administrative and other similar services for compensation and (ii) institutional advisory clients of the Adviser.
Initial and Additional Investments
There are no maximum or minimum investment requirements. Purchase orders are made based on instructions from your registered investment adviser to the broker-dealer who executes trades for your program or advised account. To make a purchase, your broker-dealer must submit a purchase order to the Funds’ transfer agent, AllianceBernstein Investor Services, Inc. (“ABIS”), P.O. Box 786003, San Antonio, Texas 78278-6003, ((800) 221‑5672), either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation—Fund/SERV).

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Other Purchase Information
A Fund may issue shares upon purchase in full and fractional shares. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to ABIS. Wiring instructions may be obtained by calling (800) 221‑5672.
A Fund may, at its sole option, accept securities as payment for shares if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under “How the Funds Value Their Shares” above as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.
A Fund is required by law to obtain, verify and record certain personal information from you or persons authorized to act on your behalf in order to establish your account. Required information includes name, date of birth, physical address and social security/taxpayer identification number. A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.
A Fund is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with his or her current taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your account application.
Each Fund may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.
HOW TO SELL SHARES
You may “redeem” your shares (i.e., sell your shares to a Fund) through your broker-dealer on any day the Exchange is open. Redemption requests for Fund shares are effected at the NAV per share next-determined after receipt of a redemption request by ABIS. A redemption request received by ABIS prior to the Fund Closing Time is effected on that day. A redemption request received after the Fund Closing Time is effected on the next business day.
A Fund expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Fund by the Fund Closing Time. Redemption proceeds will ordinarily be wired. A Fund may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.
Shares of a Fund may be held only by investors who meet the purchase eligibility criteria described above under “How to Buy Shares.” Each Fund intends to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) when the investor ceases to meet the purchase eligibility criteria, which may be based on information provided to the Fund from the investor’s intermediary of record. With respect to investors with shares subject to mandatory redemption, the Fund intends to provide advance notice of any such mandatory redemption to the investor’s intermediary of record.
A Fund expects, under normal circumstances, to use cash or cash equivalents held by the Fund to satisfy redemption requests. A Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, a Fund may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in-kind securities from its portfolio, instead of cash.
Sale In‑Kind. A Fund normally pays proceeds of a sale of Fund shares in cash. However, the Funds have reserved the right to pay the sale price in whole or in part by a distribution in‑kind of securities in lieu of cash. If the redemption payment is made in‑kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.
Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell portfolio securities at inopportune times to raise cash to

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accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.
Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as “time zone arbitrage”).
A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). The Funds may be adversely affected by price arbitrage.
Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

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Transaction Surveillance Procedures. The Funds, through their agents, AllianceBernstein Investments, Inc. and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60‑day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

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Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a contingent deferred sales charge is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

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Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER
The Funds’ Adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203. The Adviser, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser supervising client accounts with assets as of June 30, 2026, totaling approximately $905.5 billion (of which approximately $169 billion are the assets of investment companies). As of June 30, 2026, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 11 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 32 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 26 registered investment companies managed by the Adviser, comprising approximately 91 separate investment portfolios, had as of June 30, 2026 approximately 1.8 million retail accounts.
The Adviser provides investment advisory services and order placement facilities for each of the Funds. The Funds pay no advisory or other fees for these services.
A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement is available in each Fund’s Form N‑CSR for the fiscal year ended April 30, 2026.
The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher than the advisory fees it receives for managing the Funds. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.
PORTFOLIO MANAGERS
The day‑to‑day management of, and investment decisions for, the Funds’ portfolios are made by certain Investment Policy Teams. Each Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser’s internal research staff. No one person is principally responsible for coordinating each Fund’s investments.
The day‑to‑day management of, and investment decisions for, Corporate Income Shares are made by the Corporate Income Shares Investment Team.
The following table lists the persons within the Corporate Income Shares Investment Team primarily responsible for day‑to‑day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Naveen Kumar; since October 2025, Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since April 2025. Prior to joining the Adviser, he was a portfolio manager at J.P. Morgan Investment Management Inc. since prior to 2021.

Timothy Kurpis; since 2023, Senior Vice President of the Adviser	Senior Vice President of the Adviser, and trader, with which he has been associated since prior to 2021. He is also Head of Investment Grade Credit.
The day‑to‑day management of, and investment decisions for, Municipal Income Shares are made by the Municipal Bond Investment Team.
The following table lists the persons with the most significant responsibility for the day‑to‑day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Daryl Clements; since 2022; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2021.

Matthew J. Norton; since 2016; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2021. He is also Chief Investment Officer of Municipal Bonds.

Andrew D. Potter; since 2020; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2021.
The day‑to‑day management of, and investment decisions for, Taxable Multi-Sector Income Shares are made by the Core Fixed-Income Team.
The following table lists the persons with the most significant responsibility for the day‑to‑day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Scott A. DiMaggio; since 2010; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2021. He is also Head of Fixed-Income.

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Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Matthew S. Sheridan, since 2023, Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2021. He is also Co‑Head of Multi-Sector Fixed-Income.
The day‑to‑day management of, and investment decisions for, Impact Municipal Income Shares are made by the Municipal Bond Investment Team.
The following table lists the persons with the most significant responsibility for the day‑to‑day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Daryl Clements; since 2025; Senior Vice President of the Adviser	See above.

Matthew J. Norton; since 2017; Senior Vice President of the Adviser	See above.

Andrew D. Potter; since 2025; Senior Vice President of the Adviser	See above.
The day‑to‑day management of, and investment decisions for, Municipal Income Shares C and Municipal Income Shares N are made by the Municipal Bond Investment Team.
The following table lists the persons with the most significant responsibility for the day‑to‑day management of each Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Daryl Clements; since February 2026; Senior Vice President of the Adviser	See above.

Matthew J. Norton; since February 2026; Senior Vice President of the Adviser	See above.

Andrew D. Potter; since February 2026; Senior Vice President of the Adviser	See above.
The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Funds.
TRANSFER AGENCY SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.
Many Fund shares are owned by financial intermediaries for the benefit of their customers. In these cases, the Fund often does not maintain an account for Fund shareholders. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS INFORMATION
The income dividends and capital gains distributions, if any, declared by each Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Fund, depending on the terms of the shareholder’s investment program. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. As permitted by the terms of your investment program, you may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. If permitted by the program, your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.
Income dividends generally are declared daily and paid monthly; capital gains distributions for the Funds generally occur annually in December. During the fourth quarter of the calendar year, typically in early November, an estimate of each Fund’s capital gains distribution, if any, will be made available at www.alliancebernstein.com/investments/us/tax‑center.htm.
TAX INFORMATION
Any investment in a Fund typically involves several tax considerations. The information below is intended as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you are encouraged to consult your tax adviser about the tax implications of an investment in a Fund in your particular situation. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov for more information about applicable tax rates and other information. Tax efficiency is not a stated investment objective of any Fund, except Municipal Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N.
Investments made through a Section 401(k) plan, Section 457 plan, employer sponsored Section 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special U.S. federal income tax rules. Therefore, the U.S. federal income tax consequences described below apply only to investments made other than by such plans.
Corporate Income Shares and Taxable Multi-Sector Income Shares
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions that are properly designated as capital gains are determined by how long a Fund owned the investments that generated them, rather than on how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain distributions generally are taxable to you as long-term capital gains regardless of how long you have held your shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by a Fund as derived from “qualified dividend income”—as further defined in the Funds’ SAI—will be taxed in the hands of individuals, trusts and estates at the same preferential tax rates applicable to long-term capital gains provided that holding period and other requirements are met at both the shareholder and the Fund level. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.
While it is the intention of a Fund to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.
A Fund’s investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.
Municipal Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N
Distributions to shareholders out of tax‑exempt interest income earned by the Funds are not subject to U.S. federal income tax. Under current tax law, some individuals may be subject to the AMT on distributions to shareholders out of income from the AMT‑Subject bonds in which the Funds invest. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since the Funds’ investment income is derived from interest rather than dividends, no portion of their distributions will be eligible for the dividends-received deduction available to corporations, and for non‑corporate shareholders no portion of such distributions will be treated as “qualified dividend income” taxable at the same preferential tax rates applicable to long-term capital gains.
Interest on indebtedness incurred by shareholders to purchase or carry shares of the Funds is not deductible for U.S. federal income tax purposes. Further, persons who are “substantial users” (or related persons) of facilities financed by AMT‑Subject bonds should consult their tax advisers before purchasing shares of the Funds.

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The Funds anticipate that a substantial portion of their dividends will be exempt from regular U.S. federal income taxes. Shareholders may be subject to state and local taxes on distributions from the Funds, including distributions that are exempt from U.S. federal income taxes.
General
You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by a Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax‑advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid purchasing shares shortly before a Fund declares a dividend or capital gain distribution. The sale or exchange of Fund shares is a taxable transaction for U.S. federal income tax purposes.
Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all distributions for the year, including, for the Funds that invest in municipal securities, the percentage and source of interest earned by the Fund that is exempt from U.S. federal income tax. Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Funds.
A Fund may experience relatively large redemptions due to transactions in Fund shares by significant investors. If large shareholder redemptions occur, a Fund could be required to sell portfolio securities and this may result in the Fund’s realization of net capital gains, which could be significant. Certain investment advisers, including an affiliate of the Adviser, provide tax management services to their clients that invest in the Funds. As part of these services, those advisers conduct year‑end tax trading on behalf of their clients to offset capital gains taxes where possible, which may result in buying and selling shares in one or more of the Funds. These transactions could result in a Fund experiencing temporary asset inflows or outflows at year end. The Adviser’s affiliate coordinates with the Adviser to try to ensure that the implementation of its tax management strategies will not compromise the interests of any Fund or its shareholders, and the Adviser considers that it has a fiduciary duty to both the Funds and its affiliate’s clients. The implementation of tax management strategies by the advisers may require a Fund to sell portfolio securities to satisfy redemption requests or increase asset allocations to cash or cash equivalents, which could result in the Fund’s realization of capital gains. If a significant amount of a Fund’s assets is allocated to cash or cash equivalents, it may be more difficult for the Fund to achieve its investment objective. Implementation of tax management strategies may also require a Fund to incur transaction costs, which will reduce its return.
Non‑U.S. Shareholders
If you are a nonresident alien individual or a foreign corporation for U.S. federal income tax purposes, please see the Funds’ SAI for information on how you are expected to be taxed as a result of holding shares in the Funds.

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GENERAL INFORMATION

Under unusual circumstances, the Funds may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.
During drastic economic or market developments, you might have difficulty reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.
Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, (800) 221‑5672. Some services are described in the Mutual Fund Application.
Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding”, does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at (800) 221‑5672. We will resume separate mailings for your account within 30 days of your request.

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GLOSSARY

AMT is the federal alternative minimum tax.
AMT‑Subject bonds are municipal securities with interest that is an item of “tax preference” and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.
Bloomberg Municipal Bond Index is an unmanaged index comprising a broad range of investment-grade municipal bonds having remaining maturities of greater than one year.
Bloomberg U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. Dollar-denominated, fixed-rate taxable bond market, including U.S. Government and corporate securities, mortgage pass-through securities and asset-backed securities. The Bloomberg U.S. Aggregate ex Government Bond Index excludes U.S. Government securities.
Bloomberg U.S. Credit Bond Index is an unmanaged index that includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
Bonds are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.
Fixed-income securities are investments, such as bonds, that pay a fixed-rate of return.
Nationally Recognized Statistical Rating Organizations, or NRSROs, are credit rating agencies registered with the SEC. NRSROs assess the creditworthiness of an obligor as an entity or with respect to specific securities or money market instruments. A list of credit rating agencies currently registered as NRSROs can be found on the SEC’s website (http://www.sec.gov).

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). Each Fund’s financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm. The report of the independent registered public accounting firm, along with each Fund’s financial statements, are included in each Fund’s Form N‑CSR for its most recent fiscal year, which was filed with the SEC and is available upon request.
AB Corporate Income Shares

	Year Ended April 30,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$9.80	$9.54	$9.83	$10.22	$11.82

Income From Investment Operations
Net investment income(a)	.50	.52	.51	.39	.33
Net realized and unrealized gain (loss) on investment transactions	.08	.26	(.29)	(.39)	(1.47)

Net increase (decrease) in net asset value from operations	.58	.78	.22	– 0 –	(1.14)

Less: Dividends and Distributions
Dividends from net investment income	(.50)	(.52)	(.51)	(.39)	(.34)
Distributions from net realized gain on investment transactions	– 0 –	– 0 –	– 0 –	– 0 –	(.12)

Total dividends and distributions	(.50)	(.52)	(.51)	(.39)	(.46)

Net asset value, end of period	$9.88	$9.80	$9.54	$9.83	$10.22

Total Return
Total investment return based on net asset value(b)	6.03%	8.29%	2.35%	.16%	(10.08)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$153,229	$169,080	$215,577	$183,236	$222,550
Ratio to average net assets of:
Net investment income	5.03%	5.27%	5.31%	3.94%	2.84%
Portfolio turnover rate	189%	139%	140%	85%	49%
AB Municipal Income Shares

	Year Ended April 30,
	2026		2025		2024		2023		2022
Net asset value, beginning of period	$10.97		$10.88		$11.04		$11.36		$12.70

Income From Investment Operations
Net investment income(a)	.54		.51		.50		.45		.43
Net realized and unrealized gain (loss) on investment transactions	.15		.08		(.18)		(.30)		(1.35)
Contributions from Affiliates	– 0 –		.00	(c)	– 0 –		– 0 –		– 0 –

Net increase (decrease) in net asset value from operations	.69		.59		.32		.15		(.92)

Less: Dividends
Dividends from net investment income	(.54)		(.50)		(.48)		(.47)		(.42)

Net asset value, end of period	$11.12		$10.97		$10.88		$11.04		$11.36

Total Return
Total investment return based on net asset value(b)	6.39	%(d)	5.39	%(d)	2.99	%(d)	1.44	%(d)	(7.52)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,410,998		$14,896,561		$12,137,129		$9,368,786		$7,305,688
Ratio to average net assets of:
Expenses(e)	.18%		.15%		.22%		.21%		.07%
Net investment income	4.86%		4.60%		4.65%		4.10%		3.38%
Portfolio turnover rate	21%		16%		17%		18%		6%
See footnote summary on page 58.

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AB Taxable Multi-Sector Income Shares

	Year Ended April 30,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$9.84	$9.63	$9.57	$9.59	$10.04

Income From Investment Operations
Net investment income(a)	.44	.44	.39	.23	.10
Net realized and unrealized gain (loss) on investment transactions	(.02)	.21	.03	(.02)	(.39)
Contributions from affiliates	.00 (c)	– 0 –	– 0 –	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	.42	.65	.42	.21	(.29)

Less: Dividends and Distributions
Dividends from net investment income	(.44)	(.44)	(.36)	(.22)	(.12)
Distributions from net realized gain on investment transactions	– 0 –	– 0 –	– 0 –	(.01)	(.04)

Total dividends and distributions	(.44)	(.44)	(.36)	(.23)	(.16)

Net asset value, end of period	$9.82	$9.84	$9.63	$9.57	$9.59

Total Return
Total investment return based on net asset value(b)	4.36%	6.85%	4.41%	2.21%	(2.98)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$490,938	$449,029	$401,344	$371,863	$297,166
Ratio to average net assets of:
Net investment income	4.51%	4.51%	4.09%	2.44%	1.03%
Portfolio turnover rate	59%	67%	40%	56%	45%
AB Impact Municipal Income Shares

	Year Ended April 30,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$9.49	$9.54	$9.54	$9.76	$10.91

Income From Investment Operations
Net investment income(a)	.41	.38	.35	.31	.28
Net realized and unrealized gain (loss) on investment transactions	.20	(.06)	(.01)	(.20)	(1.16)
Contributions from affiliates	.00 (c)	– 0 –	– 0 –	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	.61	.32	.34	.11	(.88)

Less: Dividends
Dividends from net investment income	(.41)	(.37)	(.34)	(.33)	(.27)

Net asset value, end of period	$9.69	$9.49	$9.54	$9.54	$9.76

Total Return
Total investment return based on net asset value(b)	6.58%	3.35%	3.70%	1.20%	(8.23)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$611,211	$611,216	$571,404	$542,030	$516,931
Ratio to average net assets of:
Net investment income	4.27%	3.88%	3.73%	3.32%	2.59%
Portfolio turnover rate	31%	21%	15%	8%	13%
See footnote summary on page 58.

57

AB Municipal Income Shares C

February 2, 2026(f) to April 30,
2026
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income(a)	.10
Net realized and unrealized gain (loss) on investment transactions	(.16)

Net increase (decrease) in net asset value from operations	(.06)

Less: Dividends
Dividends from net investment income	(.11)

Net asset value, end of period	$9.83

Total Return
Total investment return based on net asset value(b)	(.65)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$484,990
Ratio to average net assets of:
Expenses(g)(h)	.18%
Net investment income(g)	4.34%
Portfolio turnover rate	5%
AB Municipal Income Shares N

February 2, 2026(f) to April 30,
2026
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income(a)	.10
Net realized and unrealized gain (loss) on investment transactions	(.15)

Net increase (decrease) in net asset value from operations	(.05)

Less: Dividends
Dividends from net investment income	(.10)

Net asset value, end of period	$9.85

Total Return
Total investment return based on net asset value(b)	(.46)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$402,361
Ratio to average net assets of:
Expenses(g)(h)	.07%
Net investment income(g)	4.35%
Portfolio turnover rate	1%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Amount is less than $.005.

(d)
The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(e)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00% and .00%, respectively.

(f)	Commencement of operations.

(g)	Annualized.

(h)	The expense ratio excluding interest expense is .00%.

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APPENDIX A

BOND RATINGS
The following is a summary of published ratings by certain NRSROs. The Adviser generally uses ratings issued by such NRSROs but may rely on ratings from other NRSROs, depending on the security in question. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so. NRSROs may also fail to change credit ratings to reflect subsequent events on a timely basis.
Moody’s Ratings (“Moody’s”)
Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are judged to be upper-medium-grade and are subject to low credit risk.
Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note—Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid‑range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
S&P Global Ratings (“S&P”)
AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ or ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

A-1

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non‑hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Plus (+) or Minus (-)—Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
NR—NR indicates that a rating has not been assigned or is no longer assigned.
Fitch Ratings
AAA—‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB—‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB—‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B—‘B’ ratings indicate that material credit risk is present.
CCC—‘CCC’ ratings indicate that substantial credit risk is present.
CC—‘CC’ ratings indicate very high levels of credit risk.
C—‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations are typically rated in the ‘CCC’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics.
Morningstar DBRS
AAA—Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA—Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A—Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB—Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB—Speculative, non‑investment‑grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B—Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC, CC and C—Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C rating categories are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place, but is considered inevitable, may be rated in the C category.
D—When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. Morningstar DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”
All rating categories from AA to CCC contain the subcategories (high) and (low). The absence of either a (high) or (low) designation indicates the rating is in the middle of the category.
Kroll Bond Rating Agency (“KBRA”)
AAA—Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.
AA—Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.
A—Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

A-2

BBB—Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.
BB—Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.
B—Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.
CCC—Determined to be at substantial risk of loss due to credit-related events, near default, or in default with high recovery expectations.
CC—Determined to be near default or in default with average recovery expectations.
C—Determined to be near default or in default with low recovery expectations.
D—KBRA defines default as occurring if: (1) there is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered; (2) the rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result; (3) the rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.
KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

A-3

APPENDIX B

Hypothetical Investment and Expense Information

The Funds are available only to certain separately managed account (“SMA”) clients of the Adviser or participants in certain “wrap fee” programs or other similar fee‑based investment programs. You should be aware that these clients typically pay a unitary fee for management of their investments, which includes all costs and expenses, including fees paid for investment advice and portfolio execution. You should read carefully the program brochure or other literature provided in connection with these accounts, which includes information about the total fees paid by you and information about the fee paid to AllianceBernstein L.P.
A mutual fund’s expense ratio is the percentage of fund assets used by the fund to pay an investment advisory fee to AllianceBernstein L.P. and to pay the fund’s direct operating expenses (such as accounting, transfer agency and custody fees). The following supplemental chart provides information about the effect of a hypothetical annual operating expense ratio of 0.35%, plus interest expense where applicable, on each Fund’s returns over a 10‑year period. The annual operating expense ratio is hypothetical because AllianceBernstein L.P. has agreed irrevocably to waive all fees and pay or reimburse all expenses, except certain extraordinary expenses, taxes, brokerage fees and commissions and the costs of borrowing money and other leveraging methods, including interest expenses, incurred by the Funds.
The chart assumes a return of 5% each year on a hypothetical investment of $10,000 in shares of each Fund. The chart also assumes that the current hypothetical annual operating expense ratio stays the same throughout the 10‑year period. The chart does not reflect the fees paid by you in connection with an SMA or wrap fee program (or other similar fee‑based program) or the fees paid by you to AllianceBernstein L.P. in connection with its management of your SMA.
AB Corporate Income Shares

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$36.75	$10,463.25
2	10,463.25	523.16	10,986.41	38.45	10,947.96
3	10,947.96	547.40	11,495.36	40.23	11,455.13
4	11,455.13	572.76	12,027.89	42.10	11,985.79
5	11,985.79	599.29	12,585.08	44.05	12,541.03
6	12,541.03	627.05	13,168.08	46.09	13,121.99
7	13,121.99	656.10	13,778.09	48.22	13,729.87
8	13,729.87	686.49	14,416.36	50.46	14,365.90
9	14,365.90	718.30	15,084.20	52.79	15,031.41
10	15,031.41	751.57	15,782.98	55.24	15,727.74
Cumulative		$6,182.12		$454.38
AB Municipal Income Shares

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$55.65	$10,444.35
2	10,444.35	522.22	10,966.57	58.12	10,908.45
3	10,908.45	545.42	11,453.87	60.71	11,393.16
4	11,393.16	569.66	11,962.82	63.40	11,899.42
5	11,899.42	594.97	12,494.39	66.22	12,428.17
6	12,428.17	621.41	13,049.58	69.16	12,980.42
7	12,980.42	649.02	13,629.44	72.24	13,557.20
8	13,557.20	677.86	14,235.06	75.45	14,159.61
9	14,159.61	707.98	14,867.59	78.80	14,788.79
10	14,788.79	739.44	15,528.23	82.30	15,445.93
Cumulative		$6,127.98		$682.05

B-1

AB Taxable Multi-Sector Income Shares

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$36.75	$10,463.25
2	10,463.25	523.16	10,986.41	38.45	10,947.96
3	10,947.96	547.40	11,495.36	40.23	11,455.13
4	11,455.13	572.76	12,027.89	42.10	11,985.79
5	11,985.79	599.29	12,585.08	44.05	12,541.03
6	12,541.03	627.05	13,168.08	46.09	13,121.99
7	13,121.99	656.10	13,778.09	48.22	13,729.87
8	13,729.87	686.49	14,416.36	50.46	14,365.90
9	14,365.90	718.30	15,084.20	52.79	15,031.41
10	15,031.41	751.57	15,782.98	55.24	15,727.74
Cumulative		$6,182.12		$454.38
AB Impact Municipal Income Shares

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$36.75	$10,463.25
2	10,463.25	523.16	10,986.41	38.45	10,947.96
3	10,947.96	547.40	11,495.36	40.23	11,455.13
4	11,455.13	572.76	12,027.89	42.10	11,985.79
5	11,985.79	599.29	12,585.08	44.05	12,541.03
6	12,541.03	627.05	13,168.08	46.09	13,121.99
7	13,121.99	656.10	13,778.09	48.22	13,729.87
8	13,729.87	686.49	14,416.36	50.46	14,365.90
9	14,365.90	718.30	15,084.20	52.79	15,031.41
10	15,031.41	751.57	15,782.98	55.24	15,727.74
Cumulative		$6,182.12		$454.38
AB Municipal Income Shares C

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$55.65	$10,444.35
2	10,444.35	522.22	10,966.57	58.12	10,908.45
3	10,908.45	545.42	11,453.87	60.71	11,393.16
4	11,393.16	569.66	11,962.82	63.40	11,899.42
5	11,899.42	594.97	12,494.39	66.22	12,428.17
6	12,428.17	621.41	13,049.58	69.16	12,980.42
7	12,980.42	649.02	13,629.44	72.24	13,557.20
8	13,557.20	677.86	14,235.06	75.45	14,159.61
9	14,159.61	707.98	14,867.59	78.80	14,788.79
10	14,788.79	739.44	15,528.23	82.30	15,445.93
Cumulative		$6,127.98		$682.05
AB Municipal Income Shares N

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$44.10	$10,455.90
2	10,455.90	522.80	10,978.70	46.11	10,932.59
3	10,932.59	546.63	11,479.22	48.21	11,431.01
4	11,431.01	571.55	12,002.56	50.41	11,952.15
5	11,952.15	597.61	12,549.76	52.71	12,497.05
6	12,497.05	624.85	13,121.90	55.11	13,066.79
7	13,066.79	653.34	13,720.13	57.62	13,662.51
8	13,662.51	683.13	14,345.64	60.25	14,285.39
9	14,285.39	714.27	14,999.66	63.00	14,936.66
10	14,936.66	746.83	15,683.49	65.87	15,617.62
Cumulative		$6,161.01		$543.39

B-2

For more information about the Funds, the following documents are available upon request:

•	ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS AND FORM N‑CSR FILINGS
The Funds’ annual and semi-annual reports to shareholders and filings on Form N‑CSR contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year. In the Funds’ filings on Form N‑CSR, you will find the Funds’ annual and semi-annual financial statements.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds’ SAI, the independent registered public accounting firm’s report and financial statements in each Fund’s most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.
You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221‑5672 For Literature: (800) 227‑4618

On the Internet:	www.abfunds.com
You may also view reports and other information about the Funds, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov.
You also may find more information about the Adviser and other AB Mutual Funds on the Internet at: www.abfunds.com.
The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.
SEC File Number 811‑21497
PRO‑0111‑0826

AB CORPORATE SHARES

-AB Corporate Income Shares

(ACISX)

-AB Impact Municipal Income Shares

(ABIMX)

-AB Municipal Income Shares

(MISHX)

-AB Taxable Multi-Sector Income Shares

(CSHTX)

-AB Municipal Income Shares C

(MICAX)

-AB Municipal Income Shares N

(MISNX)

c/o AllianceBernstein Investor Services, Inc.

P.O. Box 786003, San Antonio, Texas 78278-6003

Toll Free: (800) 221-5672

For Literature: Toll Free (800) 227-4618

STATEMENT OF ADDITIONAL INFORMATION

August 31, 2026

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the current prospectus (the “Prospectus”), dated August 31, 2026, for the AB Corporate Income Shares (“Corporate Income Shares”), the AB Impact Municipal Income Shares (“Impact Municipal Income Shares”), the AB Municipal Income Shares (“Municipal Income Shares”), the AB Taxable Multi-Sector Income Shares (“Taxable Multi-Sector Income Shares”), the AB Municipal Income Shares C (“Municipal Income Shares C”) and the AB Municipal Income Shares N (“Municipal Income Shares N,” and together with Corporate Income Shares, Impact Municipal Income Shares, Municipal Income Shares, Taxable Multi-Sector Income Shares and Municipal Income Shares C, each a “Fund” and collectively, the “Funds”) of AB Corporate Shares (the “Company”). Financial Statements for the fiscal year ended April 30, 2026 for the Funds are included in each Fund’s Form N-CSR for the fiscal year ended April 30, 2026, filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2026, and are incorporated into this SAI by reference. Copies of the Prospectus and each Fund’s annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

Introduction to the Funds

The Company is an open-end investment company whose shares are offered in separate series referred to as portfolios. The Company is comprised of six portfolios: Corporate Income Shares, Impact Municipal Income Shares, Municipal Income Shares, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N. Each portfolio is a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies.

Except as otherwise noted, the Funds’ investment objective and policies described below are not “fundamental policies” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and may, therefore, be changed by the Board of Trustees of the Company (the “Board” or the “Trustees”) without shareholder approval. However, no Fund will change its investment objective without at least 60 days’ prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. As a matter of fundamental policy, Municipal Income Shares, Impact Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N invest, under normal circumstances, at least 80% of their net assets in municipal securities that pay interest that is exempt from U.S. federal income tax. Whenever any investment policy or restriction states a percentage of a Fund’s assets which may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund’s acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Municipal Income Shares C will invest at least 50% of its net assets in municipal securities of California or municipal securities with interest that is otherwise exempt from California state income tax. Municipal Income Shares N will invest at least 50% of its net assets in municipal securities of New York or municipal securities with interest that is otherwise exempt from New York state income tax.

Municipal Income Shares C and Municipal Income Shares N may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside of California and New York, respectively, including municipal securities which generate interest exempt from federal income tax and personal income tax in California and New York, respectively. Each Fund may invest up to 50% of its total assets in securities whose interest payments are only federally tax-exempt.

Risk of Concentration in a Single State

The primary purpose of investing in a portfolio with a majority of its net assets consisting of a single state’s municipal securities is the special tax treatment accorded the state’s resident individual investors. However, payment of interest and preservation of principal depend upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state’s issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which a Fund’s assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most private activity bonds (“AMT-Subject Bonds”), are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not practicable to provide specific detail on each of these obligations in which Fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Fund, the minimum rating(s) described in the “Additional Information About the Funds’ Strategies, Risks and Investments—Municipal Securities” section of the Prospectus. See also “Appendix A: Bond and Commercial Paper Ratings” for a description of ratings and rating criteria. Some municipal securities may be rated based on a “moral obligation” contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the “moral obligation” contract in the event of such non-appropriation.

The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of California and New York, and are based primarily on information from official state documents referenced in the introduction to each state section, as well as other documents and sources, and do not purport to be complete. The Funds have not undertaken to verify independently such information and the Funds assume no responsibility for the accuracy of such information. These summaries do not provide information regarding many securities in which the Funds are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Funds invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Funds will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Funds. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

MUNICIPAL INCOME SHARES C

The following is based on information obtained from an Official Statement, dated April 11, 2026, relating to State of California $739,520,000 Federally Taxable Various Purpose General Obligation Bonds (the “Official Statement”), as well as data from the U.S. Bureau of Economic Analysis.

Constitutional Limits on Spending and Taxes

Certain State of California (“California” or the “State”) constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State’s municipal securities to pay interest and principal on municipal securities.

Article XIII B. The State is subject to an annual appropriations limit (the “Appropriations Limit”) imposed by Article XIII B to the State Constitution.

Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See “Proposition 98” below.) “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by the entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds.

Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, certain appropriations made in response to a declared emergency, and appropriations of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

The State’s yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and, when applicable, any transfers of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provision of services from tax proceeds to regulatory licenses, user charges, or user fees.

The Department of Finance projected the Appropriations Limit to be $166.892 billion and $180.590 billion in Fiscal Years 2025-26 and 2026-27, respectively. The proposed Governor’s budget for fiscal year 2026-27 (the “2026-27 Governor’s Budget”) estimates that the State is under the limit in fiscal year 2024-25 by $6.5 billion, which, when combined with the amount under the limit in fiscal year 2023-24 ($14.7 billion), results in the State being below the limit by $21.2 billion for the two-year period. The 2026-27 Governor’s Budget estimates that the State is under the limit in fiscal years 2025-26 and 2026-27 by $21.2 billion and $33.8 billion, respectively.

Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges (“K-14 schools”) a minimum share of General Fund revenues.

Proposition 98, as amended by Proposition 111 in 1990, is mainly comprised of a set of three formulas, or three tests, that guarantee schools and community colleges a minimum level of funding from the state General Fund and local property taxes, commonly referred to as the “minimum guarantee.” Which test applies in a particular year is determined by multiple factors including the level of funding in fiscal year 1986-87, local property tax revenues, changes in school attendance, growth in per capita personal income, and growth in per capita General Fund revenues. The applicable test, as determined by these factors, sets the minimum funding level. Most of the factors are adjusted frequently and some may not be final for several years after the close of the fiscal year. Therefore, additional appropriations—referred to as “settle-up” funds—may be required to fully satisfy the minimum guarantee for prior years. Final settle-up payments are determined as part of the Proposition 98 certification process, which occurs the fiscal year after the close of the related fiscal year; any outstanding settle-up balance owed to schools must be paid or scheduled to be paid as part of the State’s multi-year budgeting process.

Although the Constitution requires a minimum level of funding for education, the State may provide more or less than the minimum guarantee. If the State provides more than is required, the minimum guarantee is increased on an ongoing basis. If the State provides less than required, the minimum guarantee must be suspended in statute with a two-thirds vote of the Legislature. When the minimum guarantee is suspended, the suspended amount is owed to schools in the form of a maintenance factor. A “maintenance factor obligation” is also created in years when the operative minimum guarantee is calculated using a per capita General Fund inflation factor (Test 3) and is lower than the calculation using a per capita personal income inflation factor (Test 2). (In Test 1 years, a fixed percentage of General Fund revenues is used in the calculation.) In Test 3 years, the amount of maintenance factor obligation created is equal to the difference between the funded level and the Test 2 level. Under a suspension, the maintenance factor obligation created is the difference between the funded level and the operative minimum guarantee. The maintenance factor obligation is repaid according to a constitutional formula in years when the growth in per capita General Fund revenues exceeds the growth in per capita personal income.

The Proposition 98 guarantee is funded from the General Fund and other funds, including local property taxes.

Test 1 is operative in fiscal years 2025-26 and 2026-27, requiring approximately 40% of General Fund revenues to be spent on transitional kindergarten through twelfth grade and community college education. The 2026-27 Governor’s Budget reflects a revised minimum guarantee of approximately $121.4 billion, an increase of approximately $6.8 billion compared to the amount assumed for fiscal year 2025-26 in the 2025 Budget Act.

State Indebtedness

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”), when due.

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide continuing appropriations from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject under state law only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Appropriations to pay debt service on any general obligation bonds cannot be repealed until the principal of and interest on such bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund will pay the debt service, pursuant to the continuing appropriation contained in the bond act, if the specified revenue source is not sufficient.

As of January 1, 2026, the State had approximately $80.3 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the State’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of January 1, 2026, there were approximately $41.3 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principally from the General Fund and approximately $5.4 billion of authorized and unissued lease-revenue bonds.

The State’s general obligation bond law permits the State to issue as variable-rate indebtedness up to 20% of the aggregate amount of its long-term general obligation bonds outstanding. The State Treasurer has adopted a Debt Management Policy that further reduces this limitation on variable rate indebtedness to 10% of the aggregate amount of long-term general obligation bonds outstanding. The terms of this policy, including this 10% limitation, can be waived or changed in the sole discretion of the State Treasurer. The State had outstanding $1.177 billion of variable-rate general obligation bonds, representing about 1.63% of the State’s total outstanding general obligation bonds as of January 1, 2026.

In addition to general obligation bonds, the State acquires and constructs capital projects through the issuance of lease-revenue obligations (also referred to as lease-purchase obligations). Such borrowing must be authorized by the Legislature in a separate act or appropriation. Under these arrangements, the State Public Works Board, another State or local agency, or a joint powers authority uses proceeds of bonds to finance the acquisition or construction of a wide range of capital projects. These capital projects are leased to various state agencies under a long-term lease which provides the source of revenues which are pledged to the payment of the debt service on the lease revenue bonds. Under applicable court decisions, such lease arrangements do not constitute the creation of ‘indebtedness’ within the meaning of the State constitutional provisions that require voter approval. The State had $9.2 billion General Fund-supported lease-purchase debt outstanding as of January 1, 2026.

As part of its cash management program, prior to fiscal year 2015-16 the State regularly issued short-term obligations to meet cash management needs. The State issued RANs in all but one fiscal year between 1983 and 2014 and they have always been paid at maturity. RANs are issued to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in the succeeding fiscal year. More recently, with the State’s budget and cash position through fiscal year 2024-25, and the growth of internal borrowable resources from special funds including new reserve funds, the State has not had to use external borrowing such as the last RAN issued in fiscal year 2014-15. Based on current cash projections, no RANs are planned through fiscal year 2025-26, the eleventh consecutive year in which external borrowing is not required.

Cash Management in Fiscal Year 2025-26

The State entered fiscal year 2023-24 with a projected General Fund positive cash balance at June 30, 2023, of $14.0 billion. The State’s 2023-24 Governor’s Budget cash flow projections for fiscal year 2023-24 indicated that internal resources were sufficient and available to meet the State’s cash needs, while maintaining a cushion of $2.5 billion at all times. The State did not issue any RANs in fiscal year 2023-24.

The 2024-25 Governor’s Budget cash flow projections for fiscal year 2024-25 assumes an estimated cash cushion of unused internal borrowable resources of at least $2.5 billion at all times. The State did not issue any RANs in fiscal year 2024-25.

The State has maintained significant cash resources over the last several years, and the 2026-27 Governor’s Budget cash flow estimates for fiscal year 2025-26 indicate that this trend will continue. As a result, the State does not currently anticipate utilizing external borrowing in fiscal year 2025-26. Since 2019, the highest amount of borrowable resources the General Fund has borrowed was $21.8 billion and the lowest amount of unused available borrowable resources was $31.0 billion. In fiscal year 2025-26, the lowest projected amount of unused borrowable resources is approximately $85 billion.

State fiscal officers constantly monitor the State’s cash position during each fiscal year. If it appears that cash resources, including cash available through inter-fund borrowing, may become inadequate to meet the State’s General Fund payment obligations as they become due in the fiscal year, such officers consider the use of other cash management techniques as described in the Official Statement, the issuance of RANs and/or seeking additional legislation.

The Budget Process

The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The State’s General Fund Budget operates on a legal basis, generally using a modified accrual basis of accounting for its General Fund, with revenues credited in the period in which they are measurable and available, and expenditures debited in the period in which the corresponding liabilities are incurred.

The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law and the State Constitution, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected resources for the ensuing fiscal year. Following the submission of the proposed Governor’s Budget, which is updated and revised by May 14 each year, the Legislature takes up the proposal. The voter-approved Balanced Budget Amendment (“Proposition 58”) requires the Legislature to pass a balanced budget bill, which means that for the ensuing fiscal year, projected General Fund expenditures must not exceed projected General Fund revenues plus the projected beginning General Fund balance. These projections must be set forth in the budget bill. Proposition 58 also provides for mid-year adjustments in the event the budget falls out of balance and the Governor calls a legislative special session to address the shortfall. The use of general obligation bonds, revenue bonds, and certain other forms of borrowing are prohibited to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including RANs or RAWs), or (ii) inter-fund borrowings.

Under the State Constitution, money may be drawn from the State Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, approved by the voters in November 2010, the Budget Act (and other appropriations bills/“trailer bills” which are related to the budget) must be approved by a majority vote of each House of the Legislature, and legislators must forfeit their pay during any period in which the Legislature fails to pass the budget bill on time. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or by the State Constitution. The Governor may reduce or eliminate specific line items in the Budget Act or other bills that amend the Budget Act without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds vote of each House of the Legislature.

Current State Budget (Fiscal Year 2026-27)

The 2026-27 Governor’s Budget, released on January 10, 2026, supports universal transitional kindergarten, universal school meals, allowing more college students access to financial aid, investments in education and mitigation of the impacts of climate change, addressing housing needs, preventing homelessness, and improvements to public safety. The economy performed better than projected in the 2025 Budget Act, contributing to the projected higher General Fund revenue forecast by approximately $42 billion in the three-year budget window. Additionally, there are increased budgetary reserves projected in fiscal year 2026-27. The 2026-27 Governor’s Budget reflects total reserve balances of approximately $23 billion, including $14.4 billion in the Budget Stabilization Act (“BSA”), $4.5 billion in the Special Fund for Economic Uncertainties (“SFEU”), and $4.1 billion in the Public School System Stabilization Account (“PSSSA”) at the end of fiscal year 2026-27.

The 2026-27 Governor’s Budget includes projections of increasing revenues offset by higher program growth leading to projected operating deficits in future fiscal years. The Legislature must enact a balanced budget annually; operating deficits have occurred (and been addressed) in the past, and if such deficits occur again, they will be addressed as mandated by the balanced budget requirement in the State Constitution and as estimates are refined.

General Fund revenues and transfers for fiscal year 2026-27 are projected at $227.4 billion, a decrease of $7.8 billion, or 3.3%, compared with a revised estimate of $235.2 billion for fiscal year 2025-26. These estimates include a withdrawal of $7.1 billion from the BSA in fiscal year 2025-26 and a transfer of $3 billion from the BSA in fiscal year 2026-27. Revenues excluding transfers in fiscal year 2026-27 are projected at $231 billion, an increase of $5.3 billion, or 2.4%, compared with a revised estimate of $225.7 billion for fiscal year 2025-26.

The proposed General Fund expenditures for fiscal year 2026-27 are $248.3 billion, an increase of $10.7 billion compared with a revised estimate of $237.7 billion for fiscal year 2025-26.

The 2026-27 Governor’s Budget proposes TK-12 Education funding of $111 billion, Higher Education funding of $32.6 billion, Health and Human Services funding of $143.1 billion, and Corrections and Rehabilitation Agency funding of $18.1 billion.

The 2026-27 Governor’s Budget is based on a variety of estimates and assumptions. If actual results materially differ from those estimates and assumptions, the State’s financial condition may be materially different than anticipated in the 2026-27 Governor’s Budget. The State faces certain risks with potentially significant adverse General Fund impact including, but not limited to, uncertain federal policies relating to tariffs, immigration and other matters, the estimated impact of H.R. 1, federal government shutdowns, inflation, high interest rates, risk of an economic recession, stock market volatility, capital gains volatility, personal income tax and corporation income tax volatility, tax deadline delays, global relations and trade, health care costs, housing constraints, debts and liabilities, climate change, energy risks, cybersecurity risks, and pandemics.

Markets for goods, services, and financial assets are globalized, and economic slowdowns in other countries or regions, geopolitical tensions, and deteriorating international trade relations may hamper the national and state economies. Recent geopolitical conflicts do not appear to have had significant direct impacts on the State’s economy or budget to date. The 2026-27 Governor’s Budget forecast does not project any worsening disruptions throughout the forecast window. The current federal administration’s proposed tariffs, other tariffs, and other potential trade disruptions could create supply chain disruptions, which could potentially reduce wages and employment in the short run and could trigger a change in the business model of companies that until now have based significant investment decisions on the assumption of generally free global trade.

In addition, the State has historically been susceptible to wildfires and hydrologic variability. As greenhouse gas emissions continue to accumulate, climate change will intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods, and heat waves, as well as rising sea levels along the coast. Over the past several years, the State has already experienced the impacts of climate change through a multi-year drought, flooding, and unprecedented wildfires, such as the significant Los Angeles wildfire events of January 2025. The specific timing and severity of future fiscal impacts of climate change on the State budget is difficult to predict but could be significant. The State is in the process of implementing various resilience measures to reduce the impacts of climate change, including significant investments in wildfire prevention, water infrastructure projects, and workforce development towards more sustainable industries.

The 2025 Budget Act

The 2025 Budget Act projected an estimated shortfall of $11.8 billion for fiscal year 2025-26, before corrective actions were taken in the 2025-26 Budget. The 2025 Budget Act provided a balanced fiscal plan that reduced state spending while maintaining support for vital initiatives including housing and infrastructure, universal transitional kindergarten, universal school meals, Los Angeles fire recovery and growth in Cal Fire personnel. The economy performed better in fiscal year 2024-25 than projected in the 2024 Budget Act, as reflected in strong stock market performance. Revenues came in higher than projected, however federal policy and shifting tariffs caused a downgrade in the economic and revenue forecasts in the 2025-26 May Revision. A substantial increase in the costs of the Medi-Cal program, along with other program growth, contributed to the then projected shortfall for fiscal year 2025-26. The 2025-26 Budget closed the shortfall with a range of solutions while maintaining long term stability for critical state programs. Changing federal policy continues to cause uncertainty in whether the impact of enacted solutions will meet the projections and estimates in the 2025-26 Budget.

The 2025 Budget Act projected a General Fund shortfall for fiscal year 2025-26, which was addressed in the 2025-26 Budget by reducing expenditures ($2.8 billion), increasing revenue and borrowing ($7.8 billion), and shifting expenditures from the General Fund to special funds ($1.2 billion). The $7.8 billion of increased revenue and borrowing included $1.3 billion for Proposition 35 support for Medi-Cal rate increases, $4.4 billion for medical providers interim payment fund loans and $2.1 billion in internal borrowing.

The 2024 Budget Act

The 2024 Budget Act projected an estimated General Fund shortfall of $46.8 billion for fiscal year 2024-25, before corrective actions were taken in the 2024-25 Budget. This shortfall was largely driven by the substantial decline in the stock market in 2022 that negatively impacted revenues in the fiscal year 2022-23, as well as the unprecedented delay in critical income tax collections for tax year 2022. To address the projected General Fund shortfall for fiscal year 2024-25, the State withdrew from the State’s BSA ($4.9 billion), suspended a transfer to the BSA ($1.5 billion), withdrew from the Safety Net Reserve Fund ($900 million), reduced expenditures ($16 billion), increased revenue ($11.8 billion), accessed internal borrowing ($1.8 billion), delayed spending to future fiscal years ($3.1 billion), shifted expenditures from the General Fund to special funds ($6 billion), and deferred expenditures to fiscal year 2025-26 or later fiscal years ($2.1 billion, of which $1.6 billion consisted of deferring employee payroll costs from June to July). The 2024 Budget Act included TK-12 Education funding of $101 billion, Higher Education funding of $29.4 billion, Health and Human Services funding of $114.4 billion, and Corrections and Rehabilitation Agency funding of $18.2 billion.

Economic Overview

The State of California is by far the most populous state in the nation, with an estimated 39.5 million residents as of July 2025. Its population is approximately 20% larger than that of the second-most populous state, and the State contains approximately 11.5% of the total U.S. population. The State’s population increased slightly in fiscal year 2024-25 (from 39.51 million to 39.53 million), the State’s population is projected to grow slightly over the long term to reach a peak of 40.8 million residents by 2050, after which it is projected to decline slowly to 39.54 million by 2070.

California’s economy, the largest among the 50 states and the fourth largest in the world by GDP, has major components in technology, trade, entertainment, manufacturing, agriculture, government, tourism, construction, and services. The makeup of the State economy generally mirrors that of the national economy.

In 2025, California’s real GDP grew 2.5%; whereas the 2024-2025 national change was 2.1%. California’s preliminary unemployment rate in 2025 was 5.4%, compared to 4.2% for the United States. In 2025, per capita personal income in California averaged $91,116 compared to $76,393 for the nation. In 2025, the largest industry in California was finance, insurance, real estate, rental, and leasing (18.5%), followed by professional and business services (14.8%), information (11.3%), government and government enterprises (10.8%), and educational services, health care, and social assistance (8.3%).

Litigation

The State is a party to numerous litigation matters. Certain of these proceedings have been identified by the State as having a potentially significant fiscal impact upon revenues or expenditures of the State’s General Fund or the amount of State funds available to be borrowed by the General Fund.

MUNICIPAL INCOME SHARES N

The following is based primarily on information obtained from the Annual Information Statement of the State of New York, dated June 10, 2026.

Debt Reform Act of 2000

The Debt Reform Act of 2000 (“Debt Reform Act”) implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the “State”). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income; (b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and was fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75% of total governmental funds receipts and was fully phased in at 5% in 2013-14.

The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31 of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State, absent a change in law, would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget (“DOB”) intends to manage subsequent capital plans and issuance schedules consistent with the limits.

The State was found to be in compliance with the statutory caps for the most recent calculation period (Fiscal Year 2025).

One limited exception to the Debt Reform Act remains for issuances undertaken by the State for Metropolitan Transportation Authority (“MTA”) capital projects, which may be issued with maximum maturities longer than 30 years. This change allows bonds to be issued over the full useful life of the assets being financed, subject to Federal tax law limitations, and is consistent with the rules that would have been in effect if the MTA had directly financed the projects.

Previously, the State enacted legislation that suspended certain provisions of the Debt Reform Act for Fiscal Year 2021 and Fiscal Year 2022 bond issuances as part of the State’s response to the COVID-19 pandemic. Accordingly, a total of $14 billion of State-supported debt issued in Fiscal Year 2021 and Fiscal Year 2022 and outstanding as of March 31, 2026, is not counted towards the statutory caps on debt outstanding and debt service. The Fiscal Year 2023 Executive Budget reinstated the provisions of the Debt Reform Act for State-supported debt issued in Fiscal Year 2023 and beyond.

Current projections anticipate that State-supported debt outstanding and State-supported debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to decline from $24.7 billion in Fiscal Year 2026 to a low point of $177 million in Fiscal Year 2031. This calculation includes the estimated impact of funding capital commitments with State bonds. The debt service on State-supported debt subject to the statutory cap is projected at $3.3 billion in Fiscal Year 2027, or roughly $10.2 billion below the statutory debt service limit.

The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the aggregate amount of debt outstanding. As of March 31, 2026, total State-related debt outstanding was estimated at $60.3 billion, excluding installation and mortgage loan commitments, equal to approximately 3.4% of New York personal income.

For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance but State appropriations are available to make payments if necessary.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

As of March 31, 2026, the total amount of general obligation debt outstanding was approximately $2 billion. The State projects that about $403 million in general obligation bonds will be issued in Fiscal Year 2027.

Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation, which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments, various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

The State currently has no plans to issue additional lease-purchase or other contractual-obligation financings. Since 2002, the Personal Income Tax (“PIT”) Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. As of March 31, 2026, approximately $42.7 billion of State PIT Revenue Bonds were outstanding.

State Authorities

The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the “Authorities”). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorizations. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related debt issuances. As of December 31, 2025 (and with respect to one authority as of March 31, 2025), there were 16 Authorities that had outstanding debt of $100 million or more; total aggregate outstanding debt, including refunding bonds, was approximately $228 billion, only a portion of which constitutes State-supported or State-related debt.

Authorities’ operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

The MTA, which receives the bulk of State appropriations to the Authorities, oversees New York City’s subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the “TA”). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA’s subsidiaries, the Long Island Rail Road Company and the Metro-

North Commuter Railroad Company. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the “TBTA”), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and the TBTA, including loans, grants and subsidies. Funding for transportation is projected to increase, including an additional $258 million to the MTA, $43 million for other downstate transit systems, and $25 million for upstate systems.

Fiscal Year 2026

The State ended Fiscal Year 2026 in balance on a cash basis in the General Fund, based on preliminary unaudited results. General Fund receipts, including transfers from other funds, totaled $123.8 billion. General Fund disbursements, including transfers from other funds, totaled $124.5 billion, a decrease of $738 million from Fiscal Year 2025 results. The State ended Fiscal Year 2026 with a General Fund balance of $75 billion, an increase of $1.3 billion from Fiscal Year 2025 results. The moderately lower balance reflects a reduction in the economic uncertainties reserve used to support repayment of an outstanding Federal Unemployment Account loan, offset by an increase in the reserve for PTET/PIT credits; and additional resources available at year-end that are carried forward to offset delayed payments, as well as to reduce the budget gaps in subsequent years.

Fiscal Year 2025

The State ended Fiscal Year 2025 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $119.3 billion. General Fund disbursements, including transfers from other funds, totaled $108.7 billion. The State ended Fiscal Year 2025 with a General Fund balance of $56.9 billion, an increase of $10.6 billion from Fiscal Year 2024 results. The higher balance reflects a deposit to the Rainy Day Fund; an increase in the reserves for future operations and PTET/PIT credits; and additional resources available at year-end that are carried forward to offset delayed payments, operational costs, and capital projects spending, as well as to reduce the budget gaps in subsequent years.

Fiscal Year 2024

The State ended Fiscal Year 2024 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $103.0 billion. General Fund disbursements, including transfers from other funds, totaled $100.1 billion. The State ended Fiscal Year 2024 with a General Fund balance of $46.3 billion, an increase of $2.9 billion from Fiscal Year 2023 results. The higher balance reflects a set aside for asylum seeker assistance, an increase for the reserves for labor settlements/agency operations, and additional net resources available at year-end that were carried forward to reduce the budget gaps in subsequent years.

Economic Overview

The U.S. labor market demonstrated renewed resilience in early 2026, a notable turnaround from the slowdown experienced in 2025. As of this writing, nonfarm employment grew by an average of 76,000 jobs per month from January to April 2026, an improvement over the 9,700 jobs added monthly in 2025. The unemployment rate held steady at 4.3 percent in April, the same as January’s rate. While the labor market is stabilizing in the aggregate, its strength has been largely concentrated in the healthcare sector with hiring in other sectors remaining subdued amid slower labor force growth. In addition, government sector employment continued to decline, driven by Federal workforce reductions. The Federal government shed another 57,000 jobs in early 2026 after reducing its workforce by 287,000 in 2025. Cumulatively, over 10 percent of the Federal workforce has been eliminated since January 2025.

Escalating input costs, driven by the war in Iran, are anticipated to squeeze corporate profit margins and dampen economic growth, likely resulting in job losses later this year. Sectors with significant reliance on energy inputs, such as construction, manufacturing, and transportation, face the greatest downsides. Research suggests that job losses in those sectors typically follow sustained energy price hikes within 5-6 months. Therefore, the DOB expects the labor market to soften in the latter half of 2026 and the first half of 2027, with near-stagnant job growth. Total nonfarm employment is projected to grow by a modest 0.2 percent in 2026 and 0.1 percent in 2027, slowing down further from the 0.5 percent growth in 2025. This subdued job growth is expected to push the monthly unemployment rate up to 4.8 percent by the end of 2026 and keep it elevated through 2027. Annually, the unemployment rate is projected to average 4.5 percent in 2026 and 4.7 percent in 2027.

Facing the same headwinds as the rest of the nation, the State is entering a period of slower but still positive economic growth, shaped by demographic constraints and heightened external risks impacting certain sectors. Total statewide employment grew by 0.9% in 2025 and is projected to further slow down to 0.2% in 2026 and 0.1% in 2027. The moderation is consistent with recent trends characterized by cautious business expansion, slower private sector hiring, and increasing reliance on replacement hiring rather than net job creation, resulting in a low layoff, low hire environment.

The State’s private sector job growth will continue to be driven by gains in health care and social assistance, transportation and warehousing, finance and insurance, and education sectors in 2026. Healthcare and social assistance remain the dominant source of employment gains both in New York and the U.S., driven by aging populations and long-term care needs. Federal restraint in healthcare spending is expected to contribute to financial pressure on providers, leading to possible staffing reductions and facility closures, specifically impacting hospitals and nursing homes. Consequently, growth in the sector is projected to slow down by nearly half from 3.7% in 2025 to 1.9% in 2026.

Finance and insurance employment growth tends to be cyclical, reflecting its sensitivity to financial market conditions. The sector’s employment growth increased from 0.1 percent in 2024 to 1.8 percent in 2025, driven by strong performance among financial firms.

Over the same period, the securities subsector grew at roughly twice the pace of financial sector employment growth, reflecting resilient labor demand in that subsector. Finance and insurance employment is projected to grow by 0.7 percent in 2026, remaining stronger than the State’s overall job growth rate, supported by sustained demand for financial securities across commercial and institutional sectors.

Weaknesses in other sectors will offset some of these strengths in the State’s labor markets. The information sector employment is projected to decline by 2.1 percent in 2026 following a 3.0 percent decline in 2025, but the aggregate decline masks divergent subsector trends. Legacy media, publishing, telecommunications, and parts of motion picture and sound recording continue to face structural pressures from changing consumer behavior, consolidation, and cost-cutting. This part of the sector’s employment has been on a downward trend since the 2000s. By contrast, computer systems design, software-related activities, and other technology services have expanded. The State continues to benefit from a highly educated workforce, a strong concentration of research institutions, and demand for technology services across a diverse set of industries, including finance, healthcare, and professional services. DOB expects technology employment in the State to continue growing as ongoing investments in software, data analytics, cybersecurity, cloud computing, and AI-related applications are expected to support demand for technology workers.

The State’s leisure and hospitality employment growth lagged the national pace and is expected to stay weaker, partially due to a sharp decline in international visitors. According to a report by the NYS Comptroller, the number of international travelers fell by 3 percent, exceeding the national decline of 2.5 percent. The number of visitors from Canada had a more pronounced slowdown, falling about 21 percent between 2024 and 2025 and continued to decline in the first four months of 2026, though at a slower pace. Combined with elevated food and accommodation prices, the decline in international tourism is expected to keep the State’s leisure and hospitality job growth below the national pace.

Construction is another area where employment is projected to remain weak (-0.8 percent in 2026), especially in the near term. Construction activity remains strong in the Capital Region, Central New York, and parts of Western New York due to major infrastructure and semiconductor-related projects as well as utility upgrades. However, higher interest rates, rising material costs, labor shortages, and tariff pressures affecting key inputs such as Canadian lumber continue to weigh on residential and commercial markets, especially in downstate regions.

The State’s employment forecast also reflects the higher oil prices that remain near $100 per barrel. Manufacturing, trade, transportation, and professional services are some of the sectors most vulnerable to prolonged energy-price shocks besides construction and are expected to either lose jobs or have lower employment growth in 2026.

The State’s labor force growth was weaker than the nation’s in 2025, 0.7% vs. 1.6%. The slower growth reflects the State’s limited population growth and aging workforce. With fewer workers entering the labor force, the State requires lower levels of job creation to keep the unemployment rate stable. Consequently, despite slower employment growth, New

York’s unemployment rate is projected to increase by only 0.2 percentage points from 2025 to 4.5% in 2026, the same as the U.S. rate. It is projected to be 4.6% in 2027, slightly lower than the national rate of 4.7%.

Wage growth in the State is projected to be 5.1% in Fiscal Year 2026, outpacing the national rate of 4.2%, supported by strong employment conditions in 2025 and solid bonus payments. Although employment growth is expected to converge to 0.1% for both the State and the nation in Fiscal Year 2027, State wage growth is projected to remain higher at 4.1%, compared to 3.8% nationally, reflecting continued, though moderating, support from bonus income. Stronger wage growth in both Fiscal Year 2026 and Fiscal Year 2027 is expected to support personal income gains in the State. Personal income is projected to increase by 4.7% in Fiscal Year 2026, slightly above the national rate of 4.4%. In Fiscal Year 2027, personal income growth is projected at 3.9% in the State, compared to 3.6% nationally.

The State is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a large share of the nation’s financial activities, information, education and health services employment, and a small share of the nation’s farming and mining activity. The State’s location, air transport facilities, and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

Manufacturing employment continues to stagnate as a share of total State non-farm employment, as in most other states. As a result, New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts higher concentrations of manufacturers.

The trade, transportation, and utilities supersector accounts for the third largest component of State non-farm employment but only the fourth largest when measured by wage share. This sector accounts for a smaller share of employment and wages for the State than for the nation.

New York City is the nation’s leading center for banking and finance. For this reason, the financial activities sector is far more important for the State than for the nation. Although this sector accounts for less than one-tenth of all non-farm jobs in the State, it accounts for one-fifth of total wages.

The services sector, which includes information, professional and business services, private education and healthcare, leisure and hospitality services, and other services, accounts for over half of all non-farm jobs in the State. Information and education and health services account for a higher proportion of total State employment than for the nation.

Federal, State and local government together comprise the second largest sector in terms of non-farm jobs.

The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

For most of the past 35 years, the State’s rate of economic, employment, and population growth has trailed the nation.

State per capita personal income has historically been significantly higher than the national average. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2025, State per capita personal income was $88,847, compared to $76,393 for the nation as a whole.

New York City

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. State legislation enacted from 2004 to date includes 33 special acts authorizing bond issuances to finance local government operating deficits.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or federal government may reduce (or in some cases eliminate) funding of some local programs, thus requiring local governments to pay these expenditures from their own resources.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. Upon the request of a “fiscally eligible municipality,” the Restructuring Board is authorized to perform a number of functions, including reviewing the municipality’s operations and finances, and making recommendations on reforming and restructuring the municipality’s operations. The Restructuring Board is also authorized, upon the joint request of a fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

Litigation

The State is a defendant in legal proceedings involving State finances and programs and miscellaneous civil rights, real property, and contract and other tort claims where the monetary claims against the State are deemed to be material, generally in excess of $300 million or involving significant challenges to or impacts on the State’s financial policies or practices. These proceedings could adversely affect the financial condition of the State in Fiscal Year 2027 or thereafter. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced Fiscal Year 2027 Financial Plan. The State believes that the Fiscal Year 2027 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during Fiscal Year 2027. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Financial Plan.

Additional Investment Policies and Practices

The following information about the Funds’ investment policies and practices supplements the information set forth in the Prospectus.

Contingent Value Rights

The Funds may hold contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount, which may be a fixed amount or a variable amount determined by a formula, in the event that a specified corporate action or other business event or trigger occurs (or does not occur) during the term of the CVR. CVRs are often subject to an expiration date. CVRs may be issued to investors in the context of a corporate acquisition or major restructuring, such as a reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code or other bankruptcy reorganization. For example, investors in an acquired or reorganized company may receive CVRs that enable the investor to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date, or to receive cash payments and/or securities in the event of a future sale or liquidation event involving the company by a specified date. CVRs generally do not entitle a holder to dividends or voting rights with respect to the underlying company and do not represent any rights in the assets of the issuing company.

Risks associated with investing in CVRs are generally similar to risks associated with the use of purchased options, such as the risk that the required trigger does not occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present liquidity risk, as they typically are not registered under the federal securities laws and are generally non-transferable or difficult to transfer, as well as involving counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires subjective modeling and judgment, which may be hampered by incomplete or unavailable relevant information, increasing the risk of mispricing or improper valuation.

Derivatives

A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives—options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the ways they may be used by a Fund, are described below. Derivatives include listed and cleared transactions where a Fund’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions that are privately negotiated and where a Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, currency, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee,

gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices, rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps), or indices for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Pursuant to Commodity Futures Trading Commission (“CFTC”) regulations, certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The SEC has adopted similar execution and clearing requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility.

Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

--   Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund’s interest.

--   Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

--   Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the performance of the exchange or clearinghouse, which is the issuer or counterparty to each derivative, is supported by all the members of such exchange or clearinghouse. The performance of an exchange or clearinghouse is further supported by a daily payment system (i.e., margin requirements) operated by the exchange or clearinghouse in order to reduce overall credit risk. There is no similar intermediary support for uncleared OTC derivatives. Therefore, a Fund will effect transactions in uncleared OTC derivatives only with investment dealers and other financial institutions (such as commercial banks) deemed creditworthy by AllianceBernstein L.P. (the “Adviser”), and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

--   Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund’s counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

Recent regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. A Fund may also face the indirect risk of the failure of another clearing member customer to meet its obligations to the clearing member, causing a default by the clearing member on its obligations to the clearinghouse.

--   Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase, sell or otherwise liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

--   Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

--   Regulatory Risk. Various U.S. Government entities, including the CFTC and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets permitted by, among other things, the Dodd-Frank Act, including clearing, as discussed above, margin, reporting and registration requirements. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which governs the use of derivatives and certain other forms of leverage by registered investment companies. Rule 18f-4 requires certain funds, among other things, to adopt a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a limit on fund leverage risk based on value-at-risk, or “VaR.” Funds that use derivatives in a limited amount are not subject to the full requirements of Rule 18f-4. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures, options and swaps markets in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits, and increased margin requirements for various types of futures. These regulations and actions may adversely affect a Fund’s ability to execute its investment strategy.

The CFTC has also issued rules requiring certain OTC derivatives transactions that fall within its jurisdiction to be executed through a regulated securities, futures or swap exchange or execution facility. Such requirements may make it more difficult or costly for a Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund may otherwise engage impossible or so costly that they will not be economical to implement. If a Fund decides to become a direct member of one or more swap exchange or execution facilities, it will be subject to all of the rules of the exchange or execution facility.

European regulation of the derivatives market is also relevant to the extent a Fund engages in derivatives transactions with a counterparty that is subject to the European Market Infrastructure Regulation (“EMIR”). EMIR introduced uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivatives contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivatives contracts to trade repositories. In addition, EMIR imposes risk mitigation requirements, including requiring appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These risk mitigation requirements include the exchange, and potentially the segregation, of collateral by the parties, including by a Fund. While many of the obligations under EMIR have come into force, a number of other requirements have not yet come into force or are subject to phase-in periods, and certain key issues have not been resolved. It is therefore not fully clear how the OTC derivatives market will ultimately adapt to the evolving European regulatory regime for OTC derivatives.

--   Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund’s investment objective.

Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Adviser, with respect to the Funds, has claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA based on the extent of the Funds’ derivatives use and such Funds are not currently subject to these recordkeeping, reporting and disclosure requirements.

Use of Options, Futures Contracts, Forwards and Swaps by a Fund

— Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. The Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. The Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

A Fund may use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

— Options on Securities. A Fund may write and purchase call and put options on securities, including municipal and U.S. Government securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is “covered” if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

A Fund may also purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund also may, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Funds may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., OTC) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

— Options on Securities Indices and Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund’s security holdings.

A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the value of the securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

— Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

— Options on Foreign Currencies. Taxable Multi-Sector Income Shares may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

Taxable Multi-Sector Income Shares may write options on foreign currencies for hedging purposes or in an effort to increase returns. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, Taxable Multi-Sector Income Shares may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. The Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although Taxable Multi-Sector Income Shares will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

— Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or, for Taxable Multi-Sector Income Shares, currencies.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund’s portfolio. However, since the futures market is generally more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value, or NAV, of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

Taxable Multi-Sector Income Shares may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, Taxable Multi-Sector Income Shares could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

Taxable Multi-Sector Income Shares may also engage in currency “cross hedging” when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

Taxable Multi-Sector Income Shares may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts may be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

— Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund, as seller, typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “face amount” of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation.

The value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

Corporate Income Shares will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing less than 80% of its net assets in corporate bonds and other corporate debt securities.

— Currency Swaps. Taxable Multi-Sector Income Shares may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with a Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization (“NRSRO”) at the time of entering into the transaction.

— Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions but excluding currency swaps, which are subject to separate counterparty requirements as addressed above only with counterparties who have credit ratings of at least A- (or the equivalent by any NRSRO) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

— Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if inflation increases.

— Total Return Swaps. A Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by a Fund. There is no guarantee that a Fund’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying referenced asset.

Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Additionally, swap values can be highly volatile and expose investors to a high risk of loss. The low initial margin deposits normally required to establish a swap position permit a high degree of leverage. As a result, depending on the type of swap, a relatively small movement in the price of the underlying reference asset or in the market value of the contract may result in a profit or loss which is high in proportion to the amount of funds deposited as initial margin and may result in unquantifiable further loss exceeding any margin initially deposited. Such risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. A Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Swaps entered into in the OTC market are more likely to be illiquid than exchange-traded instruments as there is no exchange market on which to close out an open OTC swap position. It may therefore be impossible to liquidate an existing position (or to do so at an advantageous price), to assess the value of the position, or to assess the exposure to risk associated with the position.

— Eurodollar Contracts. Eurodollars are time deposits denominated in U.S. dollars and are held at banks outside the U.S., which could be foreign banks or overseas branches of U.S. banks. Eurodollar contracts are U.S. Dollar-denominated futures contracts or options thereon that are tied to a reference rate, such as the Secured Overnight Financing Rate (SOFR), paid on such deposits, and are subject to the same limitations and risks as other futures contracts and options. A Fund may use Eurodollar instruments to hedge against changes in the reference rate.

— Currency Transactions. Taxable Multi-Sector Income Shares may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities

Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a “when, as and if issued” trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made and a Fund assumes the rights and risks of ownership of the security but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund’s volatility of returns.

The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. Dollar price of the security (“transaction hedge”). In addition, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete or settle when-issued or forward transactions at prices inferior to the then current market values.

When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a “when, as and if issued” basis may increase the volatility of the Fund’s NAV.

Forward commitments include “to be announced” (“TBA”) mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC (including fixed-rate or variable-rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

At the time a Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than a Fund’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Governmental Obligations

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than U.S. Dollars, its ability to make debt payments denominated in U.S. Dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Illiquid Securities

A Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets would be invested in such securities. Under Rule 22e-4 under the 1940 Act, the term illiquid securities means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

Private Placements. A Fund may purchase privately placed debt, such as bonds (including municipal debt), and other securities (including municipal debt) whose resale is restricted under applicable securities laws. Privately placed bonds encompass a wide variety of fixed income investments including corporate obligations and real estate-related, project finance, municipal conduit revenue bonds, and asset-backed loans. Certain municipal securities issuances may be limited to certain types of investors and/or may not involve an underwriter; such issuances may have more limited disclosures provided by issuers than would otherwise be the case under applicable rules of the Municipal Securities Rulemaking Board and may involve more investment risk due to the absence of an underwriter and their related due diligence efforts. A Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (“Rule 144A Securities”), such as banks, mutual funds, insurance companies, pension funds, and foundations. Restricted securities may involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in a Fund obtaining a less favorable price on a resale.

The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act and related procedures to categorize each Fund’s investments, including Rule 144A Securities, and identify illiquid investments. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could adversely affect the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

Insured Bonds

Impact Municipal Income Shares, Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, Assured Guaranty Municipal Corp. (“AGM”) is the insurer most actively writing policies on newly issued municipal bonds. AGM (formerly, Financial Security Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd. (“Assured”). In addition, Build America Mutual Assurance Company (“BAM”) insures newly issued municipal bonds. BAM is a New York domiciled mutual insurance company owned by the issuers of municipal bonds who use BAM to insure their debt obligations. Prior to the 2008-2009 financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been downgraded (in most cases, severely downgraded) and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they generally are no longer writing new policies. It is possible that additional downgrades may occur. NRSRO ratings reflect the respective NRSRO’s current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable NRSRO. The ratings are not recommendations to buy, sell or hold the bonds, and such ratings may be subject to revision or withdrawal at any time by the NRSROs. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the bonds.

It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by a Fund may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Adviser currently evaluates the risk and return of such securities through its own research.

Investments in Exchange Traded Funds and Other Investment Companies

The Funds may invest in shares of ETFs, including AB ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the underlying indices for various reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. There are numerous types of index ETFs and actively managed ETFs, including those offering exposure to broad or narrow segments of the equity, fixed income, commodities and foreign currencies markets. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which are based on supply and demand in the market for the ETFs shares, may differ from their NAV. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.

The Funds may invest, and have invested from time to time, in investment companies other than ETFs, including AB Mutual Funds, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. As with ETF investments, if a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to that Fund’s expenses. A Fund’s investments in other investment companies, including ETFs, subject the Fund indirectly to the underlying risks of those investment companies.

To the extent that a Fund is an “acquired fund” for purposes of Rule 12d1-4, the Fund intends to limit its investments in the securities of other investment companies and private funds to no more than 10% of its total assets, subject to certain limited exceptions permitted under the Rule.

Loans of Portfolio Securities

A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under a Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower’s default.

In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If a loan is collateralized by cash, a Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases, this rebate may be a “negative rebate”, or fee paid by the borrower to the Fund in connection with the loan–). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.

A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities.

While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

A Fund will invest any cash collateral in shares of a money market fund approved by the Board and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. A Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

A Fund will not have the right to vote securities that are loaned. A Fund will have the right to recall loaned securities in order to exercise voting or other ownership rights. When a Fund lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

Loan Participations and Assignments

A Fund may invest in loans (which may be syndicated) to corporate, governmental, or other borrowers (“Loans”), either by participating as co-lender at the time the Loan is originated (“Participations”) or by buying an interest in the Loan in the secondary market from a financial institution or institutional investor (“Assignments”). A Loan is often administered by a bank or other financial institution that acts as agent for all the holders. The financial status of the agent interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund’s investments may depend on the skill with which an agent administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agents typically have broad discretion in enforcing loan agreements.

A Fund’s investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the “Lender”) and not with the borrower directly. A Fund generally will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Fund generally will acquire Participations only if the

Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade by a NRSRO.

When a Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations may be restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a Loan may be through a Participation and not an Assignment.

A Fund may have difficulty disposing of Assignments and Participations because to do so it will generally have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its asset value.

Loans in which a Fund may invest may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition. A Fund may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

Mortgage-Related, Other Asset-Backed and Structured Securities

The mortgage-related securities in which the Funds, except for Corporate Income Shares, which is not permitted to invest in asset-backed or mortgage-backed securities, may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Funds) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations (“CMOs”), CMO residuals, adjustable-rate mortgage securities (“ARMS”), stripped mortgage-backed securities (“SMBSs”), commercial mortgage-backed securities, TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as “modified pass-through”. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. The compounding effect from reinvestment of monthly payments received by a Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration, FHA-insured or Veterans Administration-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are a government-

sponsored corporation or corporate instrumentality of the U.S. Government, respectively (government-sponsored entities or “GSEs”), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government in an effort to provide stability in the financial markets and put the GSEs in a sound and solvent condition. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress has considered proposals to wind down or restructure the operations of the GSEs. It is uncertain what legislation, if any, may be proposed in the future in Congress or which proposals, if any, might be enacted. The passage of any such proposal has the potential to impact the value of securities issued by a GSE, which could adversely affect the liquidity and value of a Fund’s portfolio. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC’s national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” ( in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations. Another form of mortgage-related security is a “pay-through” security, which is a debt obligation. A Fund may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of “pay-through” mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a “tranche”, is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Adjustable-Rate Mortgage Securities. ARMS, another type of mortgage-related security, bear interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan).

Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities (“SMRS”) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (“IOs”) receiving all of the interest payments from the underlying assets and one class of principal-only securities (“POs”) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

With respect to residential SMRS, a Fund will only invest in such SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States or by other U.S. Government-sponsored entities. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multi-family or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage-backed securities are subject to heightened risks due to the significant economic impacts of COVID-19 on commercial real estate. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. Global climate change may also have an adverse effect on property and security values.

Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates. To the extent a Fund invests in mortgage-related securities whose underlying mortgages include subprime or non-performing loans, the risk of default is generally greater.

Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. There may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund’s ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the NRSROs may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities (“CRTs”), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

Other Asset-Backed Securities. Impact Municipal Income Shares, Municipal Income Shares, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N may invest in other asset-backed securities, including interests in pools of lower-rated debt securities and corporate and consumer loans (including non-performing loans), among other things. Like mortgage-backed securities, these securities are pass-through, and the collateral supporting these securities generally is of short maturities.

The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases, and trade receivables are being securitized in structures similar to the structures used in mortgage securitizations. For example, Impact Municipal Income Shares, Municipal Income Shares, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade by a NRSRO or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Structured Securities. Impact Municipal Income Shares, Municipal Income Shares, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. The Funds’ investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

Impact Municipal Income Shares, Municipal Income Shares, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Municipal Securities

Impact Municipal Income Shares, Municipal Income Shares, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N invest in municipal securities. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Fund invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term “issuer” means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from U.S. federal income tax.

The proceeds from such private activity bonds are used to finance certain nongovernment activities, including some types of industrial revenue bonds and privately owned sports facilities. Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The interest on these private activity bonds, while exempt from U.S. federal income tax, may be a tax preference item for taxpayers when determining their alternative minimum tax, if applicable, under the Internal Revenue Code of 1986, as amended (the “Code”).

The Funds may invest a portion of their assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or “cap”. Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

The Funds may invest in zero-coupon municipal securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero-coupon municipal securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

The Funds may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. The Funds may purchase both Auction and Residual Components.

Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction

Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

The Funds may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of the Fund’s investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied. Other features may include the right of the Fund to tender the security prior to its stated maturity. The Funds will not purchase an asset-backed or derivatives security of the type discussed in this paragraph unless they have opinion of counsel in connection with the purchase that interest earned by the Funds from the securities is exempt from, as applicable, U.S. federal and state income taxes.

Municipal notes in which the Funds may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days’ notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank’s prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of NRSROs represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund’s portfolio.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. However, the Funds do not have any restrictions on the maturity of municipal securities in which they may invest. The Funds will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of the Fund’s respective investment objective depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

The Funds may invest in municipal securities rated below investment grade or unrated municipal securities. These securities may present a substantial risk of default or may be in default at the time of purchase. See “Certain Risk and Other Considerations – Investments in Lower-Rated and Unrated Instruments” below.

After purchase by a Fund, a municipal security may cease to be rated or it may default. These events do not require sales of such securities by a Fund, but the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by NRSROs may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with a Fund’s quality criteria as described in the Prospectus.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the value of the Fund would be affected. Additionally, Impact Municipal Income Shares, Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N’s investment objective and policies would be reevaluated.

Preferred Stock

A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the buyer’s money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which a Fund enters into repurchase agreement transactions.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. A Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls

Reverse repurchase agreements involve sales by Impact Municipal Income Shares and Taxable Multi-Sector Income Shares of portfolio assets concurrently with an agreement by each Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, each Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that each Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to each Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements are considered to be a loan to Impact Municipal Income Shares and Taxable Multi-Sector Income Shares by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by each Fund. By entering into reverse repurchase agreements, Impact Municipal Income Shares and Taxable Multi-Sector Income Shares obtain additional cash to invest on other securities. Impact Municipal Income Shares and Taxable Multi-Sector Income Shares may use reverse repurchase agreements for borrowing purposes if the Fund believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow each Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Fund’s shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by the Fund on the reverse repurchase transactions.

Dollar rolls involve sales by Taxable Multi-Sector Income Shares of securities for delivery in the current month and a Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Similar to reverse repurchase agreements, dollar rolls create leverage because the Fund uses the sale proceeds during the roll period to make investments in other fixed-income securities.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Rights and Warrants

Taxable Multi-Sector Income Shares may invest in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Ratings

The ratings of fixed-income securities by NRSROs such as Moody’s Ratings (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings (“Fitch”), Kroll Bond Rating Agency, LLC (“Kroll”) and Morningstar DBRS are widely accepted barometers of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities that are rated Ba or lower by Moody’s, BB or lower by S&P or Fitch, or are equivalently rated by other NRSROs are considered to have speculative characteristics.

Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities.

Non-rated securities will also be considered for investment by a Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objectives and policies.

The Adviser generally uses ratings issued by NRSROs such as S&P, Moody’s, Fitch, Kroll and DBRS Morningstar but may rely on ratings from other NRSROs, depending on the security in question. Some securities are rated by more than one NRSRO, and the ratings assigned to the security by the NRSROs may differ. In such an event and for purposes of determining compliance with restrictions on investments for a Fund, if the Adviser considers ratings issued by two or more NRSROs, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody’s and S&P only, with Moody’s rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody’s and BBB by S&P). Or, if a security is rated by Moody’s, S&P and Fitch, with Moody’s rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody’s, BBB by S&P and BBB by Fitch).

The Adviser will try to reduce the risk inherent in a Fund’s investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for Funds that invest in high-yielding securities, the Adviser will attempt to identify those fixed-income securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

In the event that the credit rating of a security held by Corporate Income Shares, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N is downgraded, the credit quality deteriorates after purchase, or the security defaults, the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

Unless otherwise indicated, references to securities ratings by one NRSRO in this SAI shall include the equivalent rating by another NRSRO.

Short Sales

A Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of sale. Corporate Income Shares may effect a short sale only when it has through ownership the right to obtain securities of equivalent kind or amount held as long as it is in a short position. A short sale is against the box to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Standby Commitment Agreements

A Fund may, from time to time, enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security ultimately is issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products

A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

-Structured Notes and Indexed Securities: A Fund may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk, and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

-Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Funds economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, a Fund might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

-Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among qualified institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

Tender Option Bond (“TOB”) Transactions

Impact Municipal Income Shares, Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N may participate in TOB transactions in which a Fund transfers municipal securities into a special purpose entity (a “TOB trust”). In return, the Fund receives cash proceeds and a residual interest security (sometimes referred to as “inverse floaters”) issued by the TOB trust in return. The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as “floaters”, are purchased by third parties, including tax-exempt money market funds, and can be tendered by these holders to a third-party bank or other financial institution (a “liquidity provider”) that allows holders of the floaters to tender their floaters in exchange for payment of par plus accrued interest, unless certain events occur. The holders of floaters typically have priority on the cash flow from the underlying municipal securities held by the TOB trust, and the remaining cash flow, less certain expenses, is paid to holders of the inverse floaters. The interest rate payable on the inverse floaters bears an inverse relationship to the interest rate on the floaters. Under certain circumstances, the TOB trust may be terminated or collapsed, either by the participating Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying municipal securities or a tender of the floaters to the liquidity provider. A participating Fund continues to earn all the interest from the transferred municipal securities less the amount of interest paid on the floaters and the expenses of the TOB trust, which may include payments to the trustee and the liquidity provider and organizational and operational costs of the TOB trust. As consideration for the transfer of municipal securities, each Fund receives cash proceeds from the TOB trust’s sale of the floaters and may use the cash proceeds for investment purposes (e.g., the purchase of longer-term municipal securities), which involves leverage risk.

A Fund, as the holder of the residual inverse floaters, has full exposure to any increase or decrease in the value of the TOB trust’s underlying municipal securities. Inverse floaters generally underperform the market of fixed-rate debt securities in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed-rate debt securities when interest rates decline or remain relatively stable. The price of inverse floaters is typically more volatile than that of the underlying municipal securities because the interest rate is dependent on not only the fixed coupon rate of the underlying municipal securities, but also on the short-term interest rate paid on the floaters. Although inverse floaters may experience significant volatility in both value and return, they generally offer the potential for yields higher than those available on fixed-rate debt securities with comparable credit quality, call provisions and maturity.

A Fund may participate in a TOB transaction on either a recourse or non-recourse basis. TOB trusts are typically supported by a liquidity facility provided by the liquidity provider. When a Fund participates in a TOB transaction on a non-recourse basis, the Fund will not be subject to an obligation to reimburse the liquidity provider for any losses with respect to the liquidity facility. When a Fund participates in a TOB transaction on a recourse basis, the Fund will typically enter into a reimbursement agreement or other arrangement with the liquidity provider pursuant to which the Fund would be required to reimburse the liquidity provider for any losses with respect to the liquidity facility. As a result, a Fund participating in a recourse TOB transaction could experience losses exceeding the value of its residual inverse floaters.

Service providers are often engaged to assist with establishing, structuring and sponsoring TOB trusts. The service providers, such as administrators, liquidity providers, trustees and remarketing agents, may act at the direction, and as agent, of a Fund holding residual interests of the TOB trust. To the extent that a Fund, rather than a third-party bank or financial institution or other party, serves as the sponsor of a TOB trust, the Fund may assume additional duties and responsibilities that expose it to risks not otherwise present, including compliance, securities laws and operational risks.

U.S. Government Securities

U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration, the Small Business Administration and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that were historically not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental CMOs. The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates.

U.S. Government securities also include zero-coupon securities and POs and certain SMRS. Zero-coupon securities are described in more detail in “Zero-Coupon Securities” below, and SMRS and POs are described in more detail in “Mortgage-Related

Securities, Other Asset-Backed Securities and Structured Securities – Stripped Mortgage-Related Securities” above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

Inflation-indexed securities such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Corporate Income Shares may only invest up to 10% of its assets in inflation-protected securities.

Inflation-indexed securities tend to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities may be vulnerable to changes in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities’ yield or value or the yield or value of the shares of the Fund that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating-Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities

A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

A Fund may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. A Fund may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the U.S., which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by a Fund may consist of principal components held in STRIPS form issued through the U.S. Treasury’s STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, a number of banks and brokerage firms have separated (“stripped”) the principal portion (“corpus”) from the coupon portion of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

Current U.S. federal income tax law requires that a holder (such as the Funds) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as “original issue discount” or “OID”). As a result, in order to make the distributions necessary for a Fund not to be subject to U.S. federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash that the Fund has actually received as interest during the year, and this distribution of “phantom income” may be taxable to shareholders. A Fund’s obligation to make such distributions could require it to liquidate other investments at times when the Adviser would not otherwise deem it advisable to do so (potentially resulting in taxable gain), or borrow money, if necessary, and either of these options could reduce fund assets available to purchase other income-producing securities. A Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Custodial Receipts

Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on the underlying securities held by the custodian, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include municipal securities, U.S. Government securities or other types of securities consistent with a Fund’s investment objective and principal investment strategy. Custodial receipts may be issued in connection with the restructuring of insured municipal bonds deposited with a custodian. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

In a typical custodial receipt arrangement, an issuer or a third-party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the issuers of the underlying securities held by the custodian. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

Certain Risk and Other Considerations

Borrowings and Leverage. A Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund’s shares. Likewise, a Fund’s use of certain derivatives may effectively leverage the Fund’s portfolio. A Fund may use leverage for investment purposes by participating in transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares of common stock and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. In the case of borrowings for investment purposes, so long as a Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. With respect to a Fund’s use of certain derivatives that result in leverage of a Fund’s shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to a Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV than if the Fund were not leveraged.

During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect a Fund’s net returns. If rising interest rates coincide with a period of rising long-term rates, the value of long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting a Fund’s NAV. The value of an inverse floater can be more volatile than the value of other debt securities of comparable maturity and quality. During periods of rising interest rates, the prices of inverse floaters will tend to decline more quickly than those of conventional fixed-rate debt securities. In certain circumstances, adverse changes in interest rates or other events could cause a TOB trust to terminate or collapse, potentially requiring a Fund to liquidate longer-term municipal securities at unfavorable prices to meet the TOB trust’s outstanding obligations.

Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund.

Rule 18f-4, among other things, permits a fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to the risk-based limits of Rule 18f-4.

Management Risk – Quantitative Models. The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Investments in Lower-Rated and Unrated Instruments. Impact Municipal Income Shares, Municipal Income Shares, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N may invest in lower-rated securities (commonly referred to as “junk bonds”), which may include securities having the lowest rating for non-subordinated debt securities by a NRSRO and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, the Funds’ assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Funds may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a “call option” and redeems the security, the Funds may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

Non-rated municipal securities will also be considered for investment by Impact Municipal Income Shares, Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

In seeking to achieve a Fund’s investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund’s portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

DIP Loans. Debtor-in-possession (“DIP”) loans are issued in connection with restructuring and refinancing transactions. A Fund may, to the extent permitted by a Fund’s investment objective, strategies and restrictions, support and/or participate in the provision of DIP loans to companies or other entities (including companies and entities which are utilizing or utilized municipal conduit financing) undergoing bankruptcy reorganization to assist them with their financing needs during the reorganization process. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets. DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the only recourse will typically be against the property securing the DIP loan.

U.S. Corporate Fixed-Income Securities. A Fund may invest in U.S. corporate fixed-income securities that may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. A Fund may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Fund’s investment objectives. A Fund’s rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, imposition of sanctions or capital controls, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

It is contemplated that foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States and may close for extended periods or for local holidays. While growing in volume, such markets usually have substantially less volume than the United States securities markets, and securities of some foreign companies are more difficult to trade or dispose of and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups and regional and global conflicts, have occurred in the past in countries in which a Fund may invest and could adversely affect the Funds’ assets should these conditions or events recur.

Geopolitical conflicts, military conflicts and wars may result in market disruptions in the affected regions and globally. Russia’s large-scale invasion of Ukraine and the wars between Israel, Iran and other countries in the Middle East, and responses to such conflicts by governments and intergovernmental organizations have resulted, and may continue to result, in market disruptions. Future market disruptions as a result of these conflicts are impossible to predict, but could be significant and have a severe adverse effect on the regions and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. The Chinese government is involved in a longstanding dispute with Taiwan and has made threats of invasion. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

The imposition of, or an increase in, tariffs or trade restrictions between the U.S. and foreign countries, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economies of the U.S. and foreign countries.

Foreign investment in the securities of companies in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude Fund investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Income from certain investments held by Taxable Multi-Sector Income Shares could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund’s NAV may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See “U.S. Federal Income Taxation of the Dividends, Distributions, and the Funds”.

Investors should understand that the expenses of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

For many securities of foreign issuers, there are U.S. Dollar-denominated American Depositary Receipts (“ADRs”) that are traded in the United States on exchanges or OTC. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. Taxable Multi-Sector Income Shares may purchase foreign securities directly, as well as through ADRs.

Investments in China (applicable to Taxable Multi-Sector Income Shares). Risks of investments in securities of companies economically tied to China may include the volatility of the Chinese securities markets; the Chinese economy’s heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens; the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by a Fund to decrease significantly; and political unrest. In addition, a Fund’s investments in companies owned or controlled directly or indirectly by the central, provincial or municipal governments of the People’s Republic of China or by the People’s Liberation Army (the military arm of the Chinese Communist Party) involve risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, or confiscatory taxation could adversely affect the performance of such companies and therefore the value of investments by the Fund in securities of those companies. While the Chinese economy has grown rapidly in recent years, the rate of growth has generally been declining, and there can be no assurance that China’s economy will continue to grow in the future. In addition, trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. U.S. or other sanctions imposed on the Chinese Government or certain Chinese companies may adversely impact the Chinese economy and Chinese issuers in which the Funds invest, and may prohibit the Funds from investing, or limit the Funds’ ability to invest, in securities of certain Chinese issuers or require the Funds’ sale of such securities, potentially on an accelerated schedule or at disadvantageous prices. Risks of investments in companies based in Hong Kong, a special administrative region of China, include heavy reliance on the Chinese economy, plus regional Asian and global economies such as the U.S. economy, which makes these investments vulnerable to changes in these economies, and political unrest. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the Fund’s performance. In addition, China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

The Fund may obtain economic exposure to Chinese companies by investing in a special structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a non-Chinese exchange (such as the New York Stock Exchange (the “Exchange”) or NASDAQ) and enters into contractual arrangements with the VIE through one or more wholly-owned special purpose vehicles. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership interest in the Chinese-based operating company. The contractual arrangements between the shell company and the VIE do not provide investors in the shell company with the rights they would have through direct equity ownership, and a foreign investor’s rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure.

It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Non-recognition of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant and possibly complete and permanent loss, and in turn, adversely affect the Fund’s returns and NAV.

The Fund may invest in renminbi-denominated bonds issued in China (“RMB Bonds”). RMB Bonds, including government and corporate bonds, are available in the China Interbank Bond Market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the China-Hong Kong Bond Connect program (“Bond Connect”). Both programs are relatively new. Laws, rules, regulations, policies and guidelines relating to each program are untested and subject to change.

The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent.

Bond Connect provides a channel for overseas investors to invest in the Chinese bond market through investment links between Hong Kong and mainland China. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to numerous risks, including the risk that the Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Trading through Bond Connect is subject to other restrictions and risks. For example, Bond Connect is generally only available on business days when both the China and Hong Kong markets are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Investing through Bond Connect also subjects the Fund to the clearance and settlement procedures associated with Bond Connect, which could pose risks to the Fund. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Uncertainties in China’s tax rules related to the taxation of income and gains from investments in Chinese interbank bonds could result in unexpected tax liabilities for the Fund. Investing in the CIBM will also expose the Fund to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, the Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions.

U.S. Economic Trading Partners. The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in, certain countries in which the Funds may invest. Consequently, the economic conditions in such foreign countries may be impacted by changes in the U.S. economy. A decrease in U.S. imports or exports, changes in trade and financial regulations or tariffs, fluctuations in exchange rates or an economic slowdown in the United States may have material adverse effects on a foreign country’s economic conditions and, as a result, securities to which the Funds have exposure.

Circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government debt, such as reaching the legislative “debt ceiling.” Such non-payment would likely have negative impacts on the U.S. economy and the global financial system.

There are strained relations between the United States and certain foreign countries, including traditional allies (such as certain European countries) and historical adversaries (such as North Korea, Iran, China and Russia). If these relations were to worsen, such change could adversely affect U.S. issuers and non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, there may be an adverse impact on the U.S. economy and issuers in which the Funds may invest.

Additional Risks of Futures Contracts, Options on Futures Contracts, Swaps, Forward Currency Exchange Contracts and Options on Foreign Currencies. Unlike transactions entered into by Taxable Multi-Sector Income Shares in futures contracts, swaps, options on foreign currencies and forward currency exchange contracts may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments may be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward currency exchange contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting Taxable Multi-Sector Income Shares to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise. In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume period.

Foreign Currency Transactions. Taxable Multi-Sector Income Shares may invest, sometimes substantially, in securities denominated in foreign currencies and a corresponding portion of the Fund’s revenues will be received in such currencies. In addition, the Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Fund’s net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Fund’s income. The Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Fund has this ability, there is no certainty as to whether, and to what extent, the Fund will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent the Funds’ total assets adjusted to reflect the Funds’ net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Funds will be more susceptible to the risk of adverse economic and political developments within those countries.

Taxable Multi-Sector Income Shares will incur costs in connection with conversions between various currencies. The Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet distribution requirements.

If the value of the foreign currencies in which Taxable Multi-Sector Income Shares receive income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for U.S. federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

Sovereign and Quasi-Sovereign Debt Obligations. Investments in sovereign or quasi-sovereign debt obligations involve risks not present in corporate debt obligations. Sovereign debt obligations include securities issued by or guaranteed by a sovereign government, and quasi-sovereign debt obligations include securities issued by or guaranteed by an entity affiliated with, or backed by, a sovereign government. Sovereign obligations may differ from other securities with respect to interest rates, maturities, times of issuance and other characteristics. Similar to other securities, changes to the financial condition or credit rating of a government may cause the value of a sovereign obligation, including U.S. Treasury obligations, to decline. During periods of economic uncertainty, the market prices of foreign sovereign obligations may be more volatile than prices of U.S. debt obligations and may affect a Fund’s NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations.

No established secondary markets may exist for many of the sovereign debt obligations in which Taxable Multi-Sector Income Shares will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not represent firm bids of those dealers or prices for actual sales.

By investing in sovereign and quasi-sovereign debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government’s ability to honor its obligations. In addition, countries that issue debt obligations denominated in a foreign currency and countries that do not have their own currency (e.g., Eurozone countries) may have a higher risk of default than other countries, because such countries cannot issue local currency to pay such obligations.

Many countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

Investing in sovereign and quasi-sovereign debt obligations involves economic and political risks. The sovereign debt obligations in which the Fund will invest in most cases pertain to countries that are among the world’s largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign and quasi-sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Central banks and other governmental authorities which control the servicing of sovereign debt obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of sovereign debt obligations may default on their obligations. Defaults on certain sovereign debt obligations have occurred in the past. Holders of certain sovereign debt obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of sovereign debt obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any.

To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of a country to repay sovereign debt obligations is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its sovereign debt obligations.

Taxable Multi-Sector Income Shares is permitted to invest in sovereign and quasi-sovereign debt obligations of issuers that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Fund’s investment objectives. The Fund may have limited legal recourse in the event of a default with respect to certain sovereign and quasi-sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Future Developments

The Funds may take advantage of other investment practices which are not at present contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Funds’ investment objective and legally permissible for the Funds. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Merger, Reorganization, or Liquidation of a Fund

To the extent permitted by law, the Board may determine to merge or reorganize a Fund or a share class, or to close and liquidate a Fund or a share class at any time, which may have adverse consequences for shareholders. In the case of a liquidation of a Fund or share class, shareholders are expected to receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund or the class, as applicable. In the event the Board determines to liquidate a Fund or a share class, the timing of the liquidation might not be the most favorable to certain shareholders. A liquidating distribution may be a taxable event to certain shareholders, resulting in a taxable gain or loss for tax purposes, depending upon a shareholder’s basis in the shareholder’s shares of the Fund. A shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Participation in Litigation and Other Activities Relating to Portfolio Investments

A Fund may, directly or indirectly, seek to assert its rights as a shareholder, bondholder or owner of other interests in, or assets of, an issuer in which the Fund has invested, including through instituting legal actions against the issuer and related parties. To the extent it engages in these activities, the Fund could incur certain expenses (such as legal, consulting, and similar expenses) that it may not recoup through the investment, and such expenses could increase the Fund’s operating expenses or cost basis of the investment and could adversely affect its investment and the Fund’s net asset value. From time to time, a Fund may seek to reduce or eliminate these expenses by coordinating its activities with other investors or by agreeing with a party engaged to fund the legal action to reduce any potential recovery from the matter to compensate such party for its services.

Securities Acquired in Restructurings and Workouts

A Fund’s investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default (“Distressed Securities”). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, and at times in connection with additional investment(s) by a Fund, a Fund may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, preferred equity securities, debt, notes, loans, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Fund may determine to hold the securities in its portfolio.

A Fund’s investments may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” loans). DIP loans are issued in connection with restructuring and refinancing transactions. A Fund may support and/or participate in the provision of DIP loans to companies or other entities (including companies and entities which are utilizing or utilized municipal conduit financing) undergoing bankruptcy reorganization to assist them with their financing needs during the reorganization process. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. Bankruptcy Code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets. DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the only recourse will typically be against the property securing the DIP loan.

Loans in restructuring or workout scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. The highly leveraged capital structure of the borrowers in any such transactions, whether in acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions. In certain instances, the restructuring of a loan, either in a negotiated workout or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The following fundamental policies may not be changed without approval by the vote of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

As a matter of fundamental policy, Corporate Income Shares:

1. may not issue any senior securities as defined in the 1940 Act (except to the extent that when-issued securities transactions, forward commitments or stand-by commitments may be considered senior securities);

2. may not effect a short sale of any security except when it has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as it is in a short position;

3. may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain Federal securities laws;

4. may not purchase real estate or mortgages; however, the Fund may, as appropriate and consistent with its investment policies and other investment restrictions, buy securities of issuers which engage in real estate operations and securities which are secured by interests in real estate (including partnership interests and shares of real estate investment trusts), and may hold and sell real estate acquired as a result of ownership of such securities;

5. may purchase or sell commodities or options thereon to the extent permitted by applicable law;

6. may not purchase any security on margin or borrow money, except that this restriction shall not apply to borrowing from banks for temporary purposes, to the pledging of assets to banks in order to transfer funds for various purposes as required without interfering with the orderly liquidation of securities in the Fund (but not for leveraging purposes), to margin payments or pledges in connection with options, futures contracts, options on futures contracts, forward contracts or options on foreign currencies, or, transactions in interest rate swaps, caps and floors; or

7. may not make loans (including lending cash or securities), except that the Fund may make loans of portfolio securities not exceeding 33 1⁄3% of the value of the Fund’s total assets, including for these purposes any collateral received by the Fund from the other party. This restriction does not prevent the Fund from purchasing debt obligations in which the Fund may invest consistent with its investment policies, or from buying government obligations, short-term commercial paper, or publicly-traded debt, including bonds, notes, debentures, certificates of deposit, and equipment trust certificates, nor does this restriction apply to loans made under insurance policies or through entry into repurchase agreements to the extent they may be viewed as loans.

In addition, Corporate Income Shares, as a matter of fundamental policy, will not “concentrate” investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities. This means that the Fund will not make an investment in an industry if that investment would make the Fund’s holdings in that industry exceed 25% of the Fund’s assets. The U.S. Government, its agencies and instrumentalities are not considered members of any industry.

As a matter of fundamental policy, each of Impact Municipal Income Shares, Municipal Income Shares and Taxable Multi-Sector Income Shares:

1. may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

2. may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

3. may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities;

(iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

4. may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

5. may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

6. may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

As a fundamental policy, each of Corporate Income Shares, Impact Municipal Income Shares, Municipal Income Shares and Taxable Multi-Sector Income Shares is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund’s assets consist of:

•	Cash or cash items;
•	Government securities;
•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

As a matter of fundamental policy, each of Municipal Income Shares C and Municipal Income Shares N:

1. may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

2. may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

3. may make loans to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

4. may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

5. may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

6. may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

Each of Municipal Income Shares C and Municipal Income Shares N is “non-diversified” as defined in the 1940 Act, which means that the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. This policy may be changed without a shareholder vote.

Non-Fundamental Investment Policies

The following is a description of operating policies that Corporate Income Shares has adopted but that are not fundamental and are subject to change without shareholder approval.

Corporate Income Shares will not:

1. Invest more than 15% of its net assets in securities restricted as to disposition under Federal securities laws, or securities otherwise considered illiquid or not readily marketable, including repurchase agreements not terminable within seven days; however, this restriction will not apply to securities sold pursuant to Rule 144A under the Securities Act, so long as such securities meet liquidity guidelines established from time to time by the Board;

2. Trade in foreign exchange;

3. Acquire securities of any company that is a securities broker or dealer, a securities underwriter, an investment adviser of an investment company, or an investment adviser registered under the Investment Advisers Act of 1940 (other than any such company that derives no more than 15% of its gross revenues from securities related activities), except that the Fund may invest, in accordance with Rule 12d3-1 under the 1940 Act, up to 5% of its total assets in any such company provided that it owns no more than 5% of the outstanding equity securities of any class plus 10% of the outstanding debt securities of such company;

4. Make an investment in order to exercise control or management over a company; or

5. Invest in asset-backed or mortgage-backed securities, including asset-backed or mortgage-backed securities issued by U.S. Government agencies. The Fund may, however, invest up to 10% of its net assets in inflation-protected securities.

The foregoing percentage limitations will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of such security.

The following are descriptions of operating policies that Impact Municipal Income Shares, Municipal Income Shares, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N have adopted but that are not fundamental and are subject to change without shareholder approval.

Impact Municipal Income Shares, Municipal Income Shares, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Funds may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

MANAGEMENT OF THE FUNDS

The Adviser

The Adviser, a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, TN 37203, has been retained under an investment advisory agreement (the “Investment Advisory Agreement”) to provide investment advice and, in general, to conduct the management and investment program of each Fund under the supervision of the Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2026, totaling approximately $905.5 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

Equitable Holdings, Inc. (formerly named AXA Equitable Holdings, Inc.) (“EQH”) is a leading financial services company in the U.S. and consists of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH) owns 100,000 general partnership units in AllianceBernstein Holding L.P. (“AB Holding”) and a 1% general partnership interest in the Adviser.

As of December 19, 2024, the Adviser entered into a master exchange agreement with EQH providing for the issuance by the Adviser of up to 10,000,000 of the issued and outstanding units representing assignments of beneficial ownership interest in the Adviser (“AB Units”) to EQH in exchange for an equal number of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AB Holding (“AB Holding Units”) owned by EQH, with such exchanges to occur over the next two years. Each AB Holding Unit exchanged will be retired following the exchange. On December 19, 2024, EQH and the Adviser exchanged 5,211,194 AB Units for AB Holding Units and the AB Holding Units were retired.

During the second quarter of 2025, EQH announced the final results of its cash tender offer to purchase up to 46,000,000 AB Holding Units. A total of 19,682,946 AB Holding Units, equaling a 17.9% economic interest in AB Holding, were properly tendered.

On July 10, 2025, the Adviser entered into an amended exchange agreement to increase the AB Units that remained available for exchange from 4,788,806 AB Units to 19,682,946 AB Units. At the time the amended exchange agreement was entered into, the Adviser and EQH exchanged 19,682,946 AB Units for AB Holding Units and the acquired AB Holding Units were retired. Following the exchange, the amended exchange agreement was terminated.

As of June 30, 2026, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

Equitable Holdings and its subsidiaries	68.0%
AllianceBernstein Holding L.P.	31.3
Unaffiliated holders	0.7

100.0%

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, EQH and its subsidiaries have an approximate 68.1% economic interest in the Adviser as of June 30, 2026.

On March 26, 2026, EQH and Corebridge Financial, Inc. (“Corebridge”) entered into a merger agreement to combine their businesses. Through a series of transactions, both EQH and Corebridge will continue to operate as direct, wholly-owned subsidiaries of a newly formed parent holding company (“HoldCo”). Upon closing, HoldCo will become the ultimate parent entity, to be renamed “Equitable Holdings, Inc.”, and its common stock will trade on the New York Stock Exchange. Upon completion of the transaction, Corebridge stockholders are expected to own approximately 51% of HoldCo, with EQH stockholders owning approximately 49%, and the 14-member board of directors of HoldCo will include seven directors designated by Corebridge and seven directors designated by EQH. No changes to the Adviser’s executive leadership, senior management, operating model, or ownership structure are anticipated as a result of this transaction.

Under the 1940 Act, an investment advisory agreement between a registered investment company, such as each Fund, and its investment adviser must include a provision providing for its automatic termination upon its “assignment” (as defined in the 1940 Act). The closing of the Transaction may be deemed to cause an “assignment” of the investment advisory agreement between each Fund and the Adviser. As a result, the closing of the Transaction may cause the investment advisory agreement to terminate automatically in accordance with its terms. At in-person meetings of the Funds’ Board held on May 5-7, 2026, the Board voted unanimously to (i) approve a new investment advisory agreement for each Fund, the terms and conditions of which will be identical to those of the existing investment advisory agreement in all material respects, and (ii) recommend that each Fund’s shareholders approve the new investment advisory agreement. The shareholders of each Fund approved the new investment advisory agreement at a meeting held on August 3, 2026. The new investment advisory agreement will take effect upon the closing of the Transaction.

The completion of the merger remains subject to customary closing conditions, including the receipt of required regulatory approvals and approval of stockholders of both Corebridge and EQH.

Investment Advisory Agreement and Expenses

The Adviser serves as investment manager and adviser to each of the Funds and continuously furnishes an investment program for the Funds and manages, supervises and conducts the affairs of the Funds, subject to the oversight of the Board.

Under the Investment Advisory Agreement, the Adviser furnishes advice and recommendations with respect to each Fund’s portfolio of securities and investments, and provides persons satisfactory to the Board to serve as the Funds’ officers. Such officers or employees may be employees of the Adviser or the affiliates.

Under the terms of the Investment Advisory Agreement, the Funds pay no fees to the Adviser. You should be aware, however, that each Fund is an integral part of “wrap-fee” programs and other investment programs sponsored by investment advisers. Participants in wrap-fee programs or other similar fee-based programs pay a “wrap fee” or similar fee to the program’s sponsor that covers investment advisory and administrative and other similar services (and in turn the program sponsor pays fees to the Adviser), while institutional investment advisory clients of the Adviser pay the Adviser a fee for investment advisory and administrative and other similar services. If you are a participant in a wrap fee program or other similar fee-based investment program, you should read carefully the wrap-fee brochure or other literature provided to you by your investment adviser. The brochure or literature is required to include information about the fees charged by your adviser and the fees paid by your adviser to the Adviser.

Each Fund has, under the Investment Advisory Agreement, assumed the obligation for payment of certain of its other expenses, including any taxes levied against a Fund, brokerage fees, commissions in connection with the purchase and sale of portfolio securities, leverage expenses and other extraordinary expenses. A Fund may employ its own personnel to perform services other than those specifically provided to the Fund by the Adviser. For such services it may also utilize or employ personnel employed by the Adviser.

The Investment Advisory Agreement continues in effect from year to year, provided that its continuance is specifically approved at least annually by majority vote of a Fund’s outstanding voting securities or by the Board, and in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on such matter. Most recently, continuance of the Investment Advisory Agreement for each Fund was approved for an additional term by the Board, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party, at their meeting held on August 4-5, 2026.

In addition, to the extent that a Fund invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the AB Government Money Market Portfolio’s effective management fee. This agreement will remain in effect until August 31, 2027 and may only be terminated or changed with the consent of the Fund’s Trustees. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days’ prior to the end of the period. To the extent that the Fund invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio.

Any material amendment to the Investment Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Fund and by the vote of a majority of the Trustees who are not interested persons of the Fund or the Adviser. The Investment Advisory Agreement may be terminated without penalty on 60 days’ written notice, by vote of a majority of the outstanding voting securities of a Fund, by a vote of a majority of the Trustees, or by the Adviser on 60 days’ written notice, and will automatically terminate in the event of assignment. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Active ETFs, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc. (“AGHIF”), AB Multi-Manager Alternative Fund (“AMMAF”) and AllianceBernstein

National Municipal Income Fund, Inc. (“ANMIF”), all closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the “AB Funds Complex”, while all of these investment companies, except Bernstein Fund, Inc. and Sanford C. Bernstein Fund, Inc. (the “SCB Funds”) and AMMAF, are referred to collectively below as the “AB Funds”.

Board of Trustees Information

Certain information concerning the Funds’ Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX*** OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Garry L. Moody,# Chair of the Board 74 (2008)	Private Investor since prior to 2021. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax Department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He has served as Chairman of the AB Funds and Chairman of	90	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX*** OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
	the Independent Directors Committees of the AB Funds since January 2023; he has served as a director or trustee of the AB Funds since 2008, and served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023. He has served as a director or trustee and Chair of the AB Funds Complex and Chair of the Independent Directors Committees of the AB Funds Complex since January 2025.

R. Jay Gerken,# 75 (January 2025)	Private Investor since prior to 2021. Formerly, member of the Board of Associated Bank from 2014 to June 2026; President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993. He was Chair of the SCB Funds Board and the AMMAF Board from July 2023 to December 2024; he has served as a director or trustee of the SCB Funds since July 2013 and AMMAF since December 2018 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit	90	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX*** OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
	Committee of AMMAF from December 2018 to June 2023. He has served as a director or trustee of the AB Funds Complex since January 2025.

Jeffrey R. Holland,# 60 (January 2025)	Private Investor since prior to 2021. Formerly, Limited Partner of Brown Brothers Harriman & Co. from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman & Co. from 2006 to 2013. He has served as a director or trustee of the SCB Funds and AMMAF since September 2019 and served as Chair of the Audit Committees of such Funds from July 2023 to December 2024. He has served as a director or trustee of the AB Funds Complex since January 2025.	90	None

Jeanette W. Loeb,# 74 (2020)	Private Investor since prior to 2021. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AMMAF from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a director or trustee of the AB Funds since April 2020 and has served as Chair of the Governance and Nominating Committees of the	90	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX*** OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
	AB Funds since August 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025.

John A. Lovito,#,^ 61 (June 2026)	Private Investor since 2025. Formerly, Co-Chief Investment Officer Global Fixed Income/SVP at American Century Investments (2009-2025) where he held a number of senior positions including as a member of the Investment Oversight Committee, Product and Markets Committee and Extended Management Committee; Managing Director at Neuberger Berman (2001-2008) where he was a member of the Investment Committee and Lead Portfolio Manager for Global and International Strategies; and Portfolio Manager at Brown Brothers Harriman & Co. (1986-2001); he has served as a director or trustee of the AB Funds Complex since June 1, 2026.	90	None

Carol C. McMullen,# 71 (2016)	Private Investor since prior to 2021. Formerly, a member of the Advisory Board of Butcher Box from 2018 until March 2025, where she also served as Advisory Board Chair from June 2023 until March 2025; Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk &	90	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX*** OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
	Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards. She has served as a director or trustee of the AB Funds since June 2016 and has served as Chair of the Audit Committees of such Funds since February 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Audit Committee of the AB Funds Complex since January 2025.

Emilie D. Wrapp,+,# 70 (January 2025)	Private Investor since July 2023. Formerly, Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser++ (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of	90	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX*** OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
	Mutual Fund & Retail Legal of the Adviser++; Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”) since prior to 2020 until June 2023. She served as a member of the Advisory Board to the AB Funds from January 2024 to December 2024 (to May 2025 with respect to ANMIF and AGHIF). She has served as a director or trustee of the Unitary Board since January 2025, and has served as a director or trustee of the AB Funds Complex since May 2025.
INTERESTED TRUSTEE

Alexander Chaloff,+++ 54 (January 2025)	Senior Vice President of the Adviser++, with which he has been associated since prior to 2021. He has been Chief Investment Officer and Head of Investment & Wealth Strategies of Bernstein Private Wealth Management since April 2023. He previously served as Co-Head from 2020 to May 2023 and currently serves as Head of the Investment Strategy Group. Prior to joining Bernstein Private Wealth Management in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee. He has served as President and Chief Executive Officer of the SCB Funds and AMMAF since April 2023. He has served as a director or trustee of the Unitary	90	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX*** OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
Board since January 2025 and has served as a director or trustee of the AB Funds Complex since March 2025.

*	The address for each of the Company’s Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 66 Hudson Boulevard East, 28th Floor, New York, NY 10001.

**	There is no stated term of office for the Company’s Trustees.

***

The registered investment companies for which the Adviser serves as investment adviser are referred to collectively as the “AB Funds Complex”. At a meeting held on July 18, 2024, shareholders of funds in the AB Funds Complex (excluding, AGHIF and ANMIF) elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. Effective May 8, 2025, Ms. Wrapp was appointed to serve as a Director of AGHIF and ANMIF.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Prior to May 1, 2026, Ms. Wrapp was an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Company because of her former role with the Adviser.

++	The Adviser is an affiliate of the Company.

+++	Mr. Chaloff is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Company because of his affiliation with the Adviser.

^	Effective June 1, 2026, Mr. Lovito became a Trustee of the Company.

The business and affairs of the Funds are overseen by the Board. Trustees who are not “interested persons” of the Funds as defined in the 1940 Act, are referred to as “Independent Trustees”, and Trustees who are “interested persons” of the Funds are referred to as “Interested Trustees”. Certain information concerning the Funds’ governance structure and each Trustee is set forth below.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Funds. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing committees, working groups and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the Funds, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. In addition to his or her service as a Trustee of the Fund and other Funds in the AB Funds Complex as noted in the table above: Mr. Chaloff has business, finance and investment management experience as Head of Investment & Wealth Strategies of Bernstein Private Wealth Management of the Adviser, and he has served as President and Chief Executive Officer of the SCB Funds and AMMAF since April 2023; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and he served as Chair of the SCB Funds Board and AMMAF Board from July 2023 to December 2024 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023; Mr. Holland has business experience as a senior executive of a financial services firm, including experience in provision of custody and other services to investment funds globally, and he served as Chair of the Audit Committees of the SCB Funds and AMMAF from July 2023 to December 2024; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as Chief Executive Officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company, and a director or trustee of numerous non-profit organizations including the United Nations

Development Corporation and New York City Center and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023 and has served as the Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025; Mr. Lovito has extensive investment management experience having served as Co-Chief Investment Officer of Global Fixed Income of a large investment management firm where he was also Co-Chair of the Global Fixed Income Investment Committee and a member of the firm’s Investment Oversight, Product and Markets and Expanded Management Committees and also served as a portfolio manager at multiple investment management firms; Ms. McMullen has experience in talent management for a global technology consulting firm, served on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the U.S. and Chair of a top U.S. community hospital), has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank, and has served as Chair of the Audit Committees of the AB Funds since February 2023 and as the Chair of the Audit Committees of the AB Funds Complex since January 2025; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and served as a member of the Board of Governors of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds, from October 2019 through September 2023, and also the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, where he also served as Chairman of the Governance Committee from October 2021 through September 2023, served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023, served as Chairman of the AB Funds and the Independent Directors Committees of the AB Funds in 2023 and 2024, and has served as Chair of the AB Funds Complex and the Independent Directors Committees of the AB Funds Complex since January 2025; and Ms. Wrapp has extensive experience in the investment management industry, including as Senior Vice President, Assistant Secretary, Counsel and Head of Mutual Fund & Retail Legal of the Adviser, and Assistant General Counsel and Assistant Secretary of ABI, Chief Legal Officer and Secretary of the AB Funds and other registered investment companies advised by the Adviser, and has had extensive involvement in fund industry organizations including committees and working groups of the Investment Company Institute, and she served as an Advisory Board Member to the AB Funds from January 2024 to December 2024 (to May 2025 with respect to ANMIF and AGHIF).The disclosure herein of a Trustee’s experience, qualifications, attributes and skills does not impose on such Trustee any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such Trustee as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the management of the Funds. The Funds have engaged the Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the Funds’ investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Funds’ charter and bylaws. The Board typically meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit, Governance and Nominating, and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Trustee serves as Chair of the Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board’s leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Funds are required to have an Independent Trustee as Chair pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Funds’ investment program and operations and is addressed as part of various regular Board and committee activities. The Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), each Fund’s Chief Compliance Officer, each Fund’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser’s risk management programs. In addition, the Trustees receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees. The Board has three standing committees—an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Board in its oversight of the Funds’ accounting and financial reporting policies and practices. The Audit Committee of Corporate Income Shares, Impact Municipal Income Shares, Municipal Income Shares and Taxable Multi-Sector Income Shares met three times during the Funds’ most recently completed fiscal year. The Audit Committee of Municipal Income Shares C and Municipal Income Shares N did not meet during the Funds’ fiscal period ended April 30, 2026.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee of Corporate Income Shares, Impact Municipal Income Shares, Municipal Income Shares and Taxable Multi-Sector Income Shares met five times during the Funds’ most recently completed fiscal year. The Governance and Nominating Committee of Municipal Income Shares C and Municipal Income Shares N met two times during the Funds’ fiscal period ended April 30, 2026.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Funds and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Trustees and reviews at least annually the performance of each Trustee, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Trustee’s ability to perform his or her duties. The Committee may consider candidates as Trustees submitted by the Funds’ current Board members, officers, the Adviser, shareholders and other appropriate sources.

The Governance and Nominating Committee will consider candidates for nomination as a Trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Funds’ common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person”, information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a trustees’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the

Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated Person of the Shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund, and the candidate’s ability to qualify as an Independent Trustee or Trustee. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Trustees, such as review and approval of the Advisory and Distribution Agreements. The Independent Directors Committee of Corporate Income Shares, Impact Municipal Income Shares, Municipal Income Shares and Taxable Multi-Sector Income Shares met nine times during the Funds’ most recently completed fiscal year. The Independent Directors Committee of Municipal Income Shares C and Municipal Income Shares N met two times during the Funds’ fiscal period ended April 30, 2026.

The dollar range of each Fund’s securities owned by each Trustee and the aggregate dollar range of securities of funds in the AB Funds Complex owned by each Trustee are set forth below. The dollar range of each Fund’s securities owned by each Trustee is the same for each of the Funds because the Fund is offered exclusively to certain accounts established under a wrap fee program or similar fee-based program and institutional advisory clients of the Adviser; the Trustees cannot purchase the Fund’s shares.

	DOLLAR RANGE OF EQUITY SECURITIES IN CORPORATE INCOME SHARES AS OF DECEMBER 31, 2025+	DOLLAR RANGE OF EQUITY SECURITIES IN IMPACT MUNICIPAL INCOME SHARES AS OF DECEMBER 31, 2025+
Independent Trustees
Jorge A. Bermudez	None	None
R. Jay Gerken	None	None
Jeffrey R. Holland	None	None
Jeanette W. Loeb	None	None
John A. Lovito*	None	None
Carol C. McMullen	None	None
Garry L. Moody	None	None
Emilie D. Wrapp	None	None

Interested Trustee
Alexander Chaloff	None	None

	DOLLAR RANGE OF EQUITY SECURITIES IN MUNCIPAL INCOME SHARES AS OF DECEMBER 31, 2025+	DOLLAR RANGE OF EQUITY SECURITIES IN TAXABLE MULTI- SECTOR INCOME SHARES AS OF DECEMBER 31, 2025+
Independent Trustees
Jorge A. Bermudez	None	None
R. Jay Gerken	None	None
Jeffrey R. Holland	None	None
Jeanette W. Loeb	None	None
John A. Lovito*	None	None
Carol C. McMullen	None	None
Garry L. Moody	None	None
Emilie D. Wrapp	None	None

Interested Trustee
Alexander Chaloff	None	None

	DOLLAR RANGE OF EQUITY SECURITIES IN MUNICIPAL INCOME SHARES C AS OF DECEMBER 31, 2025+	DOLLAR RANGE OF EQUITY SECURITIES IN MUNICIPAL INCOME SHARES N AS OF DECEMBER 31, 2025+
Independent Trustees
Jorge A. Bermudez	None	None
R. Jay Gerken	None	None
Jeffrey R. Holland	None	None

	DOLLAR RANGE OF EQUITY SECURITIES IN MUNICIPAL INCOME SHARES C AS OF DECEMBER 31, 2025+	DOLLAR RANGE OF EQUITY SECURITIES IN MUNICIPAL INCOME SHARES N AS OF DECEMBER 31, 2025+
Jeanette W. Loeb	None	None
John A. Lovito*	None	None
Carol C. McMullen	None	None
Garry L. Moody	None	None
Emilie D. Wrapp	None	None

Interested Trustee
Alexander Chaloff	None	None

AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE AB FUNDS COMPLEX AS OF DECEMBER 31, 2025
Independent Trustees
Jorge A. Bermudez	Over $100,000
R. Jay Gerken	Over $100,000
Jeffrey R. Holland	Over $100,000
Jeanette W. Loeb	Over $100,000
John A. Lovito*	Over $100,000
Carol C. McMullen	Over $100,000
Garry L. Moody	Over $100,000
Emilie D. Wrapp	Over $100,000

Interested Trustee
Alexander Chaloff	Over $100,000

+	The Fund is offered exclusively to certain accounts established under a wrap-fee program or similar fee-based program and institutional advisory clients of the Adviser.

*	Mr. Lovito was appointed as a Trustee of the Company effective June 1, 2026.

Officer Information

Certain information concerning the Funds’ officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Onur Erzan, 50	President and Chief Executive Officer	President of the Adviser**, with which he has been associated since January 2021, and he oversees the Private Wealth Management, Global Private Alternatives and Global Asset Management Distribution businesses, in addition to the firm’s Strategy and Corporate Development functions. He serves as Chair of the AB Operating Committee and is also a

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
member of the Equitable Holdings Management Committee. President and Chief Executive Officer of the AB Mutual Funds, ANMIF and AGHIF since April 2021 and the AB ETFs as of May 2022. Director of AB Funds from April 2021 to December 2024, and from April 2021 to March 2025 with respect to ANMIF and AGHIF. Prior to joining the Adviser in 2021, he was at McKinsey & Company for almost 20 years, where he most recently held the position of senior partner and co-leader of its Wealth & Asset Management practice. He has also served on the boards of Graham Windham and Turkish Philanthropy Funds.

Nancy E. Hay, 54	Secretary	Senior Vice President and Associate General Counsel of the Adviser**, with which she has been associated since prior to 2021, and Assistant Secretary of ABI**.

Stephen M. Woetzel, 54	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2021.

Jennifer Friedland, 52	Chief Compliance Officer	Senior Vice President of the Adviser**, with which she has been associated since 2021 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022) and Head of Subadvisory Fund Compliance.

Michael B. Reyes, 50	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Vercelia Petty, 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2021.

Corporate Income Shares

Naveen Kumar, 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since April 2025. Prior to joining the Adviser, he was a portfolio manager at J.P. Morgan Investment Management Inc. since prior to 2021.

Timothy Kurpis, 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also head of Investment Grade Credit.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Impact Municipal Income Shares

Daryl Clements, 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Matthew J. Norton, 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Chief Investment Officer - Municipal Bonds.

Andrew D. Potter, 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Municipal Income Shares

Daryl Clements, 58	Vice President	See above.

Matthew J. Norton, 43	Vice President	See above.

Andrew D. Potter, 41	Vice President	See above.

Taxable Multi-Sector Income Shares

Scott A. DiMaggio, 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Head of Fixed-Income.

Matthew S. Sheridan, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Co-Head of Multi-Sector Fixed-Income.

Municipal Income Shares C

Daryl Clements, 58	Vice President	See above.

Matthew J. Norton, 43	Vice President	See above.

Andrew D. Potter, 41	Vice President	See above.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Municipal Income Shares N

Daryl Clements, 58	Vice President	See above.

Matthew J. Norton, 43	Vice President	See above.

Andrew D. Potter, 41	Vice President	See above.

*	The address for each of the Funds’ Officers is 66 Hudson Boulevard East, 28th Floor, New York, New York 10001.
**	The Adviser, ABI and ABIS are affiliates of the Funds.

The Funds do not pay any fees to, or reimburse expenses of, their Trustees who are considered “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund. The aggregate compensation paid to each of the Trustees by each Fund for the fiscal year ended April 30, 2026, the aggregate compensation paid to each of the Trustees during calendar year 2025 by AB Funds Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Funds Complex with respect to which each of the Trustees serves as a director or trustee are set forth below. For the calendar year ended December 31, 2025, neither the Funds nor any other registered investment company in the AB Funds Complex provided compensation in the form of pension or retirement benefits to any of its directors, trustees or advisory board members. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AB Funds Complex.

Name of Trustee	Aggregate Compensation from Corporate Income Shares*	Aggregate Compensation from Impact Municipal Income Shares*	Aggregate Compensation from Municipal Income Shares*	Aggregate Compensation from Taxable Multi-Sector Income Shares*	Aggregate Compensation from Municipal Income Shares C*
Independent Trustees
Jorge A. Bermudez**	$2,491	$3,068	$23,286	$2,872	$573
R. Jay Gerken	$2,385	$2,937	$22,308	$2,750	$573
Jeffrey R. Holland	$2,434	$2,998	$22,760	$2,806	$573
Jeanette W. Loeb	$2,708	$3,335	$25,335	$3,122	$659
John A. Lovito***	$0	$0	$0	$0	$0
Carol C. McMullen	$2,866	$3,530	$26,819	$3,304	$687
Garry L. Moody	$3,469	$4,272	$32,438	$3,998	$831
Emilie D. Wrapp^,***	$2,357	$2,902	$22,045	$2,717	$573

Interested Trustee
Alexander Chaloff	$0	$0	$0	$0	$0

Name of Trustee	Aggregate Compensation from Municipal Income Shares N*
Independent Trustees
Jorge A. Bermudez**	$573
R. Jay Gerken	$573
Jeffrey R. Holland	$573
Jeanette W. Loeb	$659
John A. Lovito***	$0
Carol C. McMullen	$687
Garry L. Moody	$830
Emilie D. Wrapp^,***	$573

Interested Trustee
Alexander Chaloff	$0

Name of Trustee	Total Compensation from the AB Funds Complex, including the Funds	Total Number of Investment Companies in the AB Funds Complex, including the Funds, as to which the Trustee is a Director or Trustee	Total Number of Investment Portfolios within the AB Funds Complex, including the Funds, as to which the Trustee is a Director or Trustee
Independent Trustee
Jorge A. Bermudez**	$380,000	27	90
R. Jay Gerken	$380,000	27	90
Jeffrey R. Holland	$380,000	27	90
Jeanette W. Loeb	$437,000	27	90
John A. Lovito***	$0	27	90
Carol C. McMullen	$456,000	27	90
Garry L. Moody	$551,000	27	90
Emilie D. Wrapp^	$365,862	27	90

Interested Trustee
Alexander Chaloff	$0	27	90

*	Compensation paid by the Adviser.

**	Mr. Bermudez retired as a Trustee effective May 4, 2026.

***	Mr. Lovito was appointed as a Trustee of the Company effective June 1, 2026.

^

Prior to May 1, 2026, Ms. Wrapp was an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Company because of her former role with the Adviser. Since May 1, 2026 as a Trustee, she has received the same compensation as the Trustees of the Company who are not “interested persons” of the Company.

As of August 3, 2026, the Trustees and Officers of each Fund as a group owned less than 1% of the shares of the Fund.

Additional Information About the Funds’ Portfolio Manager(s)

CORPORATE INCOME SHARES

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Corporate Income Shares Investment Team. Naveen Kumar and Timothy Kurpis are the investment professionals1 primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds - Portfolio Managers” in the Prospectus. As of April 30, 2026, the portfolio managers owned none of the Fund’s equity securities.

As of April 30, 2026, employees of the Adviser had approximately $24,530,582 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Naveen Kumar and Timothy Kurpis also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2026.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Naveen Kumar	1	$285,000,000	None	None
Timothy Kurpis	5	$679,000,000	None	None

[1]

Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Naveen Kumar	5	$2,508,000,000	None	None
Timothy Kurpis	11	$2,716,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Naveen Kumar	140	$49,822,000,000	1	$7,000,000
Timothy Kurpis	213	$52,203,000,000	2	$563,000,000

IMPACT MUNICIPAL INCOME SHARES

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Daryl Clements, Matthew J. Norton and Andrew D. Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Prospectus. As of April 30, 2026, the portfolio managers owned none of the Fund’s equity securities.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Daryl Clements, Matthew J. Norton and Andrew D. Potter also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2026.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daryl Clements	20	$25,841,000,000	None	None
Matthew J. Norton	20	$25,841,000,000	None	None
Andrew D. Potter	20	$25,841,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Daryl Clements	None	None	None	None
Matthew J. Norton	None	None	None	None
Andrew D. Potter	None	None	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Daryl Clements	16,541	$68,169,000,000	2	$109,000,000
Matthew J. Norton	16,541	$68,169,000,000	2	$109,000,000
Andrew D. Potter	16,541	$68,169,000,000	2	$109,000,000

MUNICIPAL INCOME SHARES

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Daryl Clements, Matthew J. Norton and

Andrew D. Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds—Portfolio Managers” in the Prospectus.

The dollar ranges of Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of April 30, 2026 are set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Daryl Clements	Over $100,000
Matthew J. Norton	None
Andrew D. Potter	None

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Daryl Clements, Matthew J. Norton and Andrew D. Potter also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2026.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daryl Clements	20	$21,721,000,000	None	None
Matthew J. Norton	20	$21,721,000,000	None	None
Andrew D. Potter	20	$21,721,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Daryl Clements	None	None	None	None
Matthew J. Norton	None	None	None	None
Andrew D. Potter	None	None	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Daryl Clements	16,551	$68,060,000,000	2	$109,000,000
Matthew J. Norton	16,551	$68,060,000,000	2	$109,000,000
Andrew D. Potter	16,551	$68,060,000,000	2	$109,000,000

TAXABLE MULTI-SECTOR INCOME SHARES

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Core Fixed-Income Team. Scott A. DiMaggio and Matthew S. Sheridan are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds—Portfolio Managers” in the Prospectus. As of April 30, 2026, the portfolio managers owned none of the Fund’s equity securities.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Scott A. DiMaggio and Matthew S. Sheridan also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2026.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Scott A. DiMaggio	12	$14,263,000,000	None	None
Matthew S. Sheridan	33	$31,977,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Scott A. DiMaggio	26	$42,582,000,000	None	None
Matthew S. Sheridan	20	$40,474,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Scott A. DiMaggio	42	$18,531,000,000	1	$556,000,000
Matthew S. Sheridan	284	$18,527,000,000	3	$1,851,000,000

MUNICIPAL INCOME SHARES C

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Daryl Clements, Matthew J. Norton and Andrew D. Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds—Portfolio Managers” in the Prospectus. As of April 30, 2026, the portfolio managers owned none of the Fund’s equity securities.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Daryl Clements, Matthew J. Norton and Andrew D. Potter also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2026.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daryl Clements	20	$25,896,000,000	None	None
Matthew J. Norton	20	$25,896,000,000	None	None
Andrew D. Potter	20	$25,896,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Daryl Clements	None	None	None	None
Matthew J. Norton	None	None	None	None
Andrew D. Potter	None	None	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Daryl Clements	16,551	$68,169,000,000	2	$109,000,000
Matthew J. Norton	16,551	$68,169,000,000	2	$109,000,000
Andrew D. Potter	16,551	$68,169,000,000	2	$109,000,000

MUNICIPAL INCOME SHARES N

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Daryl Clements, Matthew J. Norton and Andrew D. Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds—Portfolio Managers” in the Prospectus. As of April 30, 2026, the portfolio managers owned none of the Fund’s equity securities.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Daryl Clements, Matthew J. Norton and Andrew D. Potter also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2026.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daryl Clements	20	$25,979,000,000	None	None
Matthew J. Norton	20	$25,979,000,000	None	None
Andrew D. Potter	20	$25,979,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Daryl Clements	None	None	None	None
Matthew J. Norton	None	None	None	None
Andrew D. Potter	None	None	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Daryl Clements	16,551	$68,169,000,000	2	$109,000,000
Matthew J. Norton	16,551	$68,169,000,000	2	$109,000,000
Andrew D. Potter	16,551	$68,169,000,000	2	$109,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds and ETFs, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients, subject to the exceptions noted below. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities (including IPOs). Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Additional information about the Adviser’s policy relating to the allocation of investment opportunities may be found in the Adviser’s Form ADV, which is updated from time to time.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations;

(4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Funds’ Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

EXPENSES OF THE FUNDS

Distribution Agreement

The Company has entered into a Distribution Agreement (the “Distribution Agreement”) with ABI, the Funds’ principal underwriter, to permit ABI to distribute the Funds’ shares. ABI is not obligated to sell any specific amount of shares of a Fund and will purchase shares for resale only against orders therefor. Except as noted in the Prospectus, the Funds’ shares are distributed in a continuous offering.

The Distribution Agreement continues in effect with respect to each Fund provided that such continuance is specifically approved at least annually by the Trustees or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and in either case, by a majority of the Trustees who are not parties to the

Distribution Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as trustees of the Company). With respect to Municipal Income Shares C and Municipal Income Shares N, the Trustees approved the Distribution Agreement for an initial two-year term at their meetings on November 4-6, 2025. With respect to all other Funds, the Trustees approved the continuance of the Distribution Agreement for an additional annual term at their meetings held on August 4-5, 2026.

All material amendments to the Distribution Agreement will become effective only upon approval as provided in the preceding paragraph. The Distribution Agreement may be terminated (a) by the Company with respect to any Fund without penalty at any time by a majority vote of the holders of the Fund’s outstanding voting securities, or by a majority vote of the independent Trustees or (b) by ABI. To terminate the Distribution Agreement, any party must give the other parties 60 days’ written notice. The Distribution Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

ABIS, P.O. Box 786003, San Antonio, TX 78278-6003, is the Funds’ Transfer Agent. ABIS, an indirect wholly-owned subsidiary of the Adviser, acts as the Funds’ registrar, transfer agent and dividend disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares.

Securities Lending Agreement

State Street Bank and Trust Company (“State Street”) serves as the securities lending agent to the Funds and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). Pursuant to the Securities Lending Agreement, State Street provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Fund’s account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

The Funds did not engage in any securities lending activities during the most recent fiscal year.

PURCHASE OF SHARES

The following information supplements that set forth in the Prospectus under “Purchase and Sale of Shares—How to Buy Shares”.

General

Shares of the Funds are offered on a continuous basis at their NAV. Purchase orders are made based on instructions from your registered investment adviser to the broker-dealer who executes trades for your program or advised account. To make a purchase, your broker-dealer must submit a purchase order to the Funds’ transfer agent, ABIS, either directly or through an appropriate clearing agency (e.g. the National Securities Clearing Corporation – Fund/SERV). Participants in wrap-fee programs or other similar fee-based programs pay a “wrap fee” or similar fee to the program’s sponsor that covers investment advisory and administrative or other services (and in turn the program sponsor pays fees to the Adviser), while institutional investment advisory clients of the Adviser pay the Adviser a fee for investment advisory and other services. The Funds are not responsible for, and have no control over, the decision of any sponsor, adviser or intermediary to impose differing requirements as to the purchase, sale or exchange of shares.

Accounts can be opened only through your investment adviser. In order to open your account, the Funds, or your investment adviser, are required to obtain certain information from you for identification purposes. This information may include name, date of birth, physical address, social security/taxpayer identification number, and ownership/control information (for certain legal entities). Ownership/control information for legal entities may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification numbers) of owners/controlling persons. It will not be possible to establish your account without this information. If the Funds or your investment adviser are unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law. Please contact your registered investment adviser for more details.

A Fund may refuse any order for the purchase of shares. The Funds reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons. If a Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange. In addition, to the extent permitted by law, a Fund reserves the right to merge or reorganize itself or a share class, or to close and liquidate itself or a share class at any time.

The public offering price of shares of a Fund is its NAV. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share NAV is computed as of the Fund Closing Time, which is the close of regular trading on each day the New York Stock Exchange (“Exchange”) is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of a Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

A Fund will accept unconditional orders for shares to be executed at the public offering price equal to their NAV next determined, as described below. Orders received by

ABIS prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time. Your investment adviser is responsible for transmitting any orders by a prescribed time to a Fund or its transfer agent. If the investment adviser receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day. Each Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Full and fractional shares are credited to a shareholder’s account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Funds, a Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund’s shares will be shown on the books of the Funds’ transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Funds’ transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Shares of a Fund may be purchased and held through (i) accounts established under wrap-fee programs and other similar fee-based investment programs sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory, administrative and other services for compensation and (ii) accounts established for institutional advisory clients of the Adviser. A wrap fee or other similar fee or investment advisory fee may be charged by your investment adviser. If you are a participant in a wrap fee program or other similar fee-based investment program, you should read carefully the wrap-fee brochure or other literature provided to you by your investment adviser. The brochure or literature is required to include information about the fees charged by your adviser.

Frequent Purchases and Sales of Fund Shares

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that a Fund will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated with Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as “time zone arbitrage”). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Funds calculate their NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short term trading to take advantage of these pricing differences (referred to as “price arbitrage”). A Fund may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Funds’ ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

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Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short–term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with a bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

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Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, and the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

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Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. A Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If a Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, a Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in

Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Combined Purchase Privilege. Purchases of Fund shares do not count towards combined purchase privileges of other AB funds.

REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in the Prospectus under the heading “Investing in the Funds—How to Sell Shares”. A wrap-fee program or similar fee-based program may impose requirements with respect to the purchase, sale or exchange of shares of the Funds that are different from those described herein. A “wrap fee” or similar fee may be charged by your investment adviser with respect to the purchase, sale or exchange of Fund shares made through such investment adviser.

Redemption

Subject only to the limitations described below, the Funds will redeem the shares of the Fund tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. The Funds expect that they will typically take one to three business days following the receipt of a shareholder’s redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day the redemption request is received in proper form by the Fund by the Fund Closing Time.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

Shares of a Fund may be held only by investors who meet the purchase eligibility criteria described above under “Purchase of Shares.” Each Fund intends to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) when the investor ceases to meet the purchase eligibility criteria, which may be based on information provided to the Fund from the investor’s intermediary of record. With respect to investors with shares subject to mandatory redemption, the Fund intends to provide advance notice of any such mandatory redemption to the investor’s intermediary of record.

Payment of the redemption price normally will be made in cash but may be made, at the option of a Fund, in kind. The value of a shareholder’s shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund’s portfolio securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder’s holding period and basis in respect of the shares redeemed.

Redemptions Through Intermediaries

The Funds may redeem shares through ABI or your financial intermediary. The redemption price will be the NAV next determined after ABI receives the request, except that requests placed through selected dealers or agents before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time on that day. Neither the Funds nor ABI charges a fee or commission in connection with the repurchase of shares. Normally, repurchases are settled by the shareholder as an ordinary transaction with or through the shareholder’s financial intermediary, who may charge the shareholder for this service.

General

The Funds reserve the right to close out an account that through redemption has remained below $1,000 for at least 90 days. Shareholders will receive 60 days’ written notice to increase the account value before the account is closed.

SHAREHOLDER SERVICES

The following information supplements that set forth in the Funds’ Prospectus under the heading “Investing in the Funds”.

Statements and Reports

Each Fund transmits to shareholders its semi-annual and annual reports, which contain information on the Fund’s investments. The Fund’s filings on Form N-CSR, which are filed with the SEC and are available from the Fund at no charge upon request, contain additional information on the Fund, including the Fund’s annual and semi-annual financial statements and a discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement. The Fund’s Form N-CSR relating to its annual reporting period contains the report of the Fund’s independent registered accounting firm, Ernst & Young LLP, One Manhattan West, New York, New York, 10001. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

NET ASSET VALUE

The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Fund’s per share NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. A business day is any weekday on which the Exchange is open for trading.

The following describes the typical methods for valuing investments commonly held by the Funds:

Portfolio securities are valued at market value or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with applicable rules under the 1940 Act and the Funds’ pricing policies and procedures. Pursuant to Rule 2a-5 under the 1940 Act, each Fund’s Board has designated the Adviser as the valuation designee (“Valuation Designee”) with responsibility for performing all fair valuations of each Fund’s portfolio investments, subject to the Board’s oversight. The Adviser has established a valuation committee of senior officers and employees to fulfill its responsibilities as each Fund’s Valuation Designee, which operates under policies and procedures approved by each Fund’s Board to value a Fund’s assets.

Equity securities listed on the Exchange or another national exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)), are valued at their last sale prices reflected on the consolidated tape at the close of the exchange. Securities listed and trading on the NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on the relevant business day, closing prices provided by the exchange, last trade prices from other exchanges, other trade prices available or fair value methodology may be used to value the securities. OTC equity securities trading on “Pink Sheets” are valued at the mid-level between current bid and asked prices. If mid-prices are not available, securities will be valued at bid prices. The Valuation Designee may fair value international equity securities in the Funds that are valued as of 4:00 p.m. Eastern Time. Fair valuing such securities seeks to align closing prices on foreign markets that close prior to 4:00 p.m. Eastern Time with closing prices on U.S. markets.

Fixed-income instruments are typically valued on the basis of bid prices provided by an approved pricing service when the Valuation Designee reasonably believes that such prices reflect the fair value of the instrument. The market convention may be to use the mid-price between bid and offer in certain markets, and fixed-income instruments may be valued on the basis of the mid-prices when such prices reflect the convention of the particular markets. If the Valuation Designee determines that an appropriate pricing vendor does not exist for a fixed-income instrument, the Valuation Designee may use broker quotations consistent with the manner in which the instruments are quoted and traded, or another valuation methodology deemed reasonable by the Valuation Designee.

The fair value of listed derivatives and OTC derivatives is determined with market models and inputs sourced from market data providers. Fair value is determined based on the terms of the instruments and with inputs as of the valuation date. Indicative broker quotations and/or values provided by counterparties may be used if an instrument is not easily modeled and pricing vendors are not able to price the instrument.

When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used to calculate NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). The Funds use fair value pricing routinely for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities or information obtained by analysis of the issuers’ financial statements. Because most fixed-income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the Valuation Designee reasonably believes that such prices reflect the fair value of the instrument.

The Board may suspend the determination of a Fund’s NAV (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining a Fund’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions of the Funds. The Funds’ portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis, which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Funds, and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

The Adviser makes the decisions for the Funds and determines the broker or dealer to be used in each specific transaction. Most transactions for the Funds, including transactions in listed securities, are executed in the over-the counter market by market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Funds will be principal transactions at net prices and the Funds will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes better execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Funds usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

The Funds have no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Funds to obtain the best execution for its transactions. Where best execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Funds. In connection with seeking best execution, the Funds do not consider sales of shares of the Funds or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund.

The extent to which commissions that will be charged by broker-dealers selected by the Funds may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Funds.

Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Investment decisions for the Funds are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Funds and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Funds or the size of the position obtainable for the Funds.

Allocations are made by the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the trading department of the Adviser.

The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Funds to ensure consistent quality executions. This information is reported to the Adviser’s Research Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews the Funds’ transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

The Funds generally will not place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., BSG France, S.A., Bernstein Institutional Services LLC and Bernstein Autonomous LLP (a U.K. broker-dealer), affiliates of the Adviser (the “Affiliated Brokers”), without approval from the Board. If such orders are placed, they will be consistent with the Funds’ objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Funds did not have any brokerage transactions with the Affiliated Broker during the most recent fiscal year.

The Funds paid no brokerage commissions to the Affiliated Brokers during the three most recent fiscal years.

As of the end of the most recent fiscal year, each Fund listed below owned securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as follows:

Fund	Broker/Dealer	Aggregate Value of Securities Held
Corporate Income Shares
	Citigroup, Inc.	$3,282,280
	Morgan Stanley	$4,069,599
	JPMorgan Chase & Co.	$1,062,167
	Barclays PLC	$2,545,530
	Deutsche Bank AG/New York	$1,912,264
	HSBC Holdings PLC	$3,294,206
Taxable Multi-Sector Income Shares
	Citigroup, Inc.	$7,903,010
	Morgan Stanley	$9,957,840
	Bank of America Corp	$3,947,000
	Goldman Sachs Group, Inc. (The)	$985,790
	JPMorgan Chase & Co.	$9,803,585
	Barclays PLC	$6,017,270
	HSBC Holdings PLC	$4,776,440
	Wells Fargo & Co.	$2,934,720
	Deutsche Bank AG	$3,015,910
	UBS AG	$992,460

Disclosure of Portfolio Holdings

The Funds believe that the ideas of the Adviser’s investment staff should benefit the Funds and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Funds also believe that knowledge of the Funds’ portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Adviser has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. The policies and procedures relating to disclosure of the Funds’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Funds’ operation or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds and their shareholders) are met, the Funds do not provide or permit others to provide information about the Funds’ portfolio holdings on a selective basis.

The Funds include portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser’s website (www.ABfunds.com). The Adviser posts on the website a complete schedule of the Funds’ portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Funds, the market value of the Funds’ holdings, and the percentage of the Funds’ assets represented by the Funds’ holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Funds hold, a summary of the Funds’ top ten holdings (including name and the percentage of the Funds’ assets invested in each holding), and a percentage breakdown of the Funds’ investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Adviser may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser’s employees and affiliates that provide services to the Funds. In addition, the Adviser may distribute or authorize distribution of information about the Funds’ portfolio holdings that is not publicly available, on the website or otherwise, to the Funds’ service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, to facilitate the review of the Funds by NRSROs, for the purpose of due diligence regarding a merger or acquisition, for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders, or to other persons approved by the Adviser’s Chief Compliance Officer (or his designee) in accordance with the conditions described below that are part of the policies and procedures relating to disclosure of the Funds’ portfolio securities. The Adviser does not expect to disclose information about the Funds’ portfolio holdings that is not publicly available to the Funds’ individual or institutional investors or to intermediaries that distribute the Funds’ shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about the Funds’ portfolio holdings is permitted, however, the Adviser’s Chief Compliance Officer (or his or her designee) must determine that the Funds have a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Funds’ shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Funds or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that the Funds’ portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser’s Chief Fund Compliance Officer (or his or her designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser’s product management group determines that the disclosure serves a legitimate business purpose of the Funds and is in the best interest of the Funds’ shareholders. The Adviser’s Chief Compliance Officer (or his or her designee) approves disclosure only after considering the anticipated benefits and costs to the Funds and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Funds and their shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser’s Chief Compliance Officer (or his or her designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser’s policy and any applicable confidentiality agreement. The Adviser’s Chief Compliance Officer (or his or her designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Funds’ portfolio holdings: (i) the Funds’ independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communiqué International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Funds’ custodian in connection with its custody of the Funds’ assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; (v) the Investment Company Institute, a trade association that represents registered investment companies such as mutual funds, closed-end funds and exchange-traded funds, in connection with confidential industry matters; and (vi) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Funds’ portfolio holdings information unless specifically authorized.

DIVIDENDS, DISTRIBUTIONS AND TAXES

General

U.S. Federal Income Taxation of Dividends, Distributions, and the Funds

The following discussion addresses certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the U.S. federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provision of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the U.S. federal income tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Cost Basis Reporting (applicable to Corporate Income Shares, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N). As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (the “IRS”) the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”), and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (“FIFO”) and Specific Share

Identification. You may elect which method you want to use by notifying the Fund. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method, then a Fund’s default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect. If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

Taxation of Foreign Shareholders (applicable to Corporate Income Shares, Taxable Multi-Sector Income Shares, Municipal Income Shares C and Municipal Income Shares N). The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of U.S. federal income tax law on a shareholder which is a non-resident alien individual or foreign corporation may be substantially different. A foreign investor should therefore consult his or her own tax adviser for further information as to the U.S. federal income tax consequences of being a shareholder in the Fund.

In general, dividends (other than Capital Gain Dividends, as defined below) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, the Funds are not required to withhold any amounts (i) with respect to distributions attributable to U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (“Interest-Related Dividends”), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (“Short-Term Capital Gains Dividends”), in each case to the extent such distributions are properly designated by the Funds.

Depending on the circumstances, each Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Qualification of the Funds as Regulated Investment Companies

Each Fund intends for each taxable year to qualify to be taxed as a “regulated investment company” under the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures contracts, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below). In the case of the Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a)(i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

It is the present policy of a Fund to declare dividends from net investment income daily and distribute monthly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

A Fund will also avoid the 4% U.S. federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of such year or, if later, the last day of the Fund’s taxable year (i.e., November 30 or December 31), if a Fund so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. Special rules apply to foreign currency gains and certain income derived from passive foreign investment companies for which a Fund has made a “mark-to-market” election. For U.S. federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

CORPORATE INCOME SHARES AND TAXABLE MULTI-SECTOR INCOME SHARES

Dividends and Distributions. The Funds intend to make timely distributions of the Funds’ taxable income (including any net capital gain) so that the Funds will not be subject to U.S. federal income and excise taxes. Dividends of the Funds’ net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

Distributions from the Funds that are designated as “qualified dividend income” will generally be taxable to non-corporate shareholders at the same preferential tax rates applicable to long-term capital gains, provided that both the Funds and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Funds, it is expected that only a small portion, if any, of the Funds’ distributions would be treated as “qualified dividend income”.

Distributions of net capital gain from the sale of investments that the Funds owned for more than one year and are properly designated by the Funds as capital gain dividends (“Capital Gain Dividend”) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Distributions of net capital gain are not eligible for the dividends-received deduction in the case of corporate shareholders. Any dividend or distribution received by a shareholder on shares of the Funds will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder would be taxable to him or her as described above. The investment objective of the Funds is such that only a small portion, if any, of the Funds’ distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

Long-term capital gains are subject to preferential tax rates in the hands of non-corporate taxpayers.

After the end of the calendar year, the Funds will notify shareholders of the U.S. federal income tax status of any distributions made by the Funds to shareholders during such year.

Return of Capital Distributions. If the Funds make a distribution in excess of their current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in his shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his shares.

Dividends and distributions on the Funds’ shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Funds’ realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Funds’ NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when the Funds’ NAV also reflects unrealized losses.

Sales, Exchanges and Redemptions. Any gain or loss arising from a sale, exchange or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale, exchange or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Funds for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale, exchange or redemption of shares of the Funds will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

Qualified Plans. A dividend or capital gains distribution with respect to shares of the Funds held by a tax deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Because special tax rules apply to investment through defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to “backup withholding” tax (currently at a rate of 24%) if such shareholder fails to provide the Funds with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the IRS that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder’s income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

Zero-Coupon Treasury Securities and Certain Other Debt Obligations. The Funds may make investments in zero-coupon treasury securities and certain other debt obligations that will produce income under the original issue discount rules of the Code. Such income may not be matched with a corresponding cash receipt by the Fund. Accordingly, the Funds may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Funds actually received. Such distributions will be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Funds may realize a gain or loss from such sales. In the event the Funds realize net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures Contracts, Forward Contracts and Swap Agreements. The Funds’ transactions in futures contracts, options, swaps, CFDs, foreign currencies and other derivatives will be subject to special tax rules (including mark to market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Funds’ use of these types of transactions may result in the Funds realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

Passive Foreign Investment Companies. Equity investments by the Funds in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Funds to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to avoid the imposition of that tax. For example, the Funds may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case each Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of each Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Funds to avoid taxation. Making either of these elections therefore may require the Funds to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Funds’ total return. Dividends paid by PFICs are not eligible to be treated as “qualified dividend income”.

State and Local Taxation. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. Government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Funds’ investment in certain types of U.S. Government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. Government securities unless the Fund holds at least a required amount of U.S. Government securities. Accordingly, for residents of these states, distributions derived from the Funds’ investment in certain types of U.S. Government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. Government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. Government securities. To the extent that the Funds invest to a substantial degree in U.S. Government securities which are subject to favorable state and local tax treatment, shareholders of the Funds will be notified as to the extent to which distributions from the Funds are attributable to interest on such securities.

IMPACT MUNICIPAL INCOME SHARES, MUNICIPAL INCOME SHARES, MUNICIPAL INCOME SHARES C AND MUNICIPAL INCOME SHARES N

Alternative Minimum Tax. As a matter of fundamental policy, Impact Municipal Income Shares, Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N invest, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from U.S. federal income tax. Under current U.S. federal income tax law, interest on tax-exempt municipal securities issued after August 7, 1986 which are “specified private activity bonds”, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals, though for regular U.S. federal income tax purposes such interest will remain fully tax-exempt. Such private activity bonds (“AMT-Subject Bonds”), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

Investors in Impact Municipal Income Shares, Municipal Income Shares, Municipal Income Shares C and Municipal Income Shares N should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically, the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which assets of the Funds may be invested.

Dividends and Distributions. For shareholders’ U.S. federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by a Fund is not subject to U.S. federal income tax if, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of tax-exempt obligations. The Funds intend to meet this requirement. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Funds.

Substantially all of the dividends paid by the Funds are anticipated to be exempt from U.S. federal income taxes. See, however, “Investment Policies and Restrictions—Alternative Minimum Tax” above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from U.S. federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since a Fund’s investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since the Fund’s investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as “qualified dividend income” taxable at the same preferential tax rates applicable to long-term capital gains. Long-term capital gains, if any, distributed by a Fund to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder’s holding period in his or her shares.

If a Fund’s distributions exceed its income and capital gains realized in any year and the Fund has current and accumulated earnings and profits for U.S. federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for U.S. federal income tax purposes.

After the end of the calendar year, the Funds will notify shareholders of the U.S. federal income tax status of any distributions made by the Fund to shareholders during such year.

Return of Capital Distributions. If the Funds make a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares.

Dividends and distributions on the Funds’ shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when the Funds’ NAV also reflects unrealized losses.

Sales, Exchanges and Redemptions. Any gain or loss arising from a sale, exchange or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale, exchange or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale, exchange or redemption of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to “backup withholding” tax (currently at a rate of 24%) if such shareholder fails to provide the Funds with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the IRS that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder’s income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

Qualified Plans. A dividend or capital gains distribution with respect to shares of the Funds held by a tax deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Because special tax rules apply to investment through defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisors to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of an investment on their particular tax situation.

Zero-Coupon Municipal Securities. Under current U.S. federal income tax law, the Funds will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Funds, tax-exempt interest income attributable to the Funds from holding zero-coupon municipal securities. Current U.S. federal income tax law requires that a holder (such as the Funds) of a zero-coupon municipal security accrue as income each year a portion of the OID (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Funds do not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for the Funds not to be subject to U.S. federal income or excise taxes, the Funds may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Funds have actually received as interest during the year. Such distributions will be made from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

Options, Futures Contracts, Forward Contracts and Swap Agreements. A Fund’s transactions in futures contracts, options, swaps, CFDs, foreign currencies and other derivatives will be subject to special tax rules (including mark to market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

State and Local Taxation. Shareholders may be subject to state and local taxes on distributions from the Funds, including distributions which are exempt from U.S. federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the Funds in his particular state and locality.

GENERAL INFORMATION

Description of the Funds

The Funds are series companies of the Company, a Massachusetts business trust organized on January 26, 2004. The Funds changed their names from “AllianceBernstein Corporate Income Shares”, “AllianceBernstein Municipal Income Shares” and “AllianceBernstein Taxable Multi-Sector Income Shares” to “AB Corporate Income Shares”,

“AB Municipal Income Shares” and “AB Taxable Multi-Sector Income Shares”, respectively, on January 20, 2015. AB Impact Municipal Income Shares was organized in 2017. AB Municipal Income Shares C and AB Municipal Income Shares N were organized in 2026.

The Funds are authorized to issue an unlimited number of shares of beneficial interest. All shares participate equally in dividends and distributions of each Fund, including any distributions in the event of a liquidation and upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares. Each Fund share is entitled to one vote for all purposes. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares of the Funds when duly issued will be fully paid and non-assessable.

The Board may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Funds.

The Board is authorized to reclassify and issue any unissued shares to any number of future portfolios of the Company without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any series would normally be entitled to one vote for all purposes. Generally, shares of all series would vote as a single series for the election of Trustees and on any other matter that affected both series in substantially the same manner. As to matters affecting each series differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held when required by federal or state law or in accordance with an undertaking by the Adviser to the SEC. Shareholders have available certain procedures for the removal of Trustees.

Shareholder and Trustee Liability

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Company. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Company or the Trustees. The Declaration of Trust provides for indemnification out of the Funds’ property for all loss and expense of any shareholder of the Funds held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

Principal and Controlling Holders

CORPORATE INCOME SHARES

To the knowledge of the Fund, the persons below owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of August 3, 2026. A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	Number of Shares	% of Shares

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	672,909	5.29%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	5,019,832	39.48%

IMPACT MUNICIPAL INCOME SHARES

To the knowledge of the Fund, the persons below owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of August 3, 2026.

Name and Address	Number of Shares	% of Shares

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Attn: Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	3,691,957	5.83%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of August 3, 2026.

MUNICIPAL INCOME SHARES

To the knowledge of the Fund, the persons below owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of August 3, 2026.

Name and Address	Number of Shares	% of Shares

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Attn: Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	156,378,789	10.15%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	329,628,564	21.40%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	281,802,839	18.29%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of August 3, 2026.

TAXABLE MULTI-SECTOR INCOME SHARES

To the knowledge of the Fund, the persons below owned of record or beneficially, 5% or more the outstanding shares of the Fund as of August 3, 2026.

Name and Address	Number of Shares	% of Shares

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Attn: Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	4,663,111	9.12%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	7,939,812	15.53%

Name and Address	Number of Shares	% of Shares

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	7,412,020	14.50%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of August 3, 2026.

MUNICIPAL INCOME SHARES C

To the knowledge of the Fund, the persons below owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of August 3, 2026.

Name and Address	Number of Shares	% of Shares

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	6,919,702	6.30%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	10,608,166	9.66%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of August 3, 2026.

MUNICIPAL INCOME SHARES N

To the knowledge of the Fund, the persons below owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of August 3, 2026.

Name and Address	Number of Shares	% of Shares

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	6,087,813	8.39%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of August 3, 2026.

Custodian and Accounting Agent

State Street, c/o State Street Corporation, One Congress Street, Suite 1, Boston, MA 02114, acts as the Funds’ Custodian and as accounting agent for the assets of the Funds but plays no part in deciding on the purchase or sale of portfolio securities.

Principal Underwriter

ABI, an indirect wholly-owned subsidiary of the Adviser, located at 501 Commerce Street, Nashville, TN 37203, is the principal underwriter of shares of the Funds, and as such may solicit orders from the public to purchase shares of the Funds. Under the Distribution Agreement, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Seward & Kissel LLP, 1901 L Street, N.W., Suite 700, Washington, DC 20036.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Manhattan West, New York, NY 10001, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures

The Funds, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

The Funds have adopted the Adviser’s proxy voting policies and procedures. A description of the Adviser’s proxy voting policies and procedures is attached as Appendix B.

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 227-4618; or on or through the Funds’ website at www.abfunds.com; or both; and (ii) on the SEC’s website at www.sec.gov.

Additional Information

Any shareholder inquiries may be directed to the shareholder’s broker or other investment adviser or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of each of Corporate Income Shares, Impact Municipal Income Shares, Municipal Income Shares, Municipal Income Shares C, Municipal Income Shares N and Taxable Multi-Sector Income Shares for the fiscal year ended April 30, 2026 and the report of Ernst & Young LLP, the independent registered public accounting firm for the Funds, are incorporated herein by reference to the Funds’ Form N-CSR for the fiscal year ended April 30, 2026, which was filed with the SEC on July 2, 2026. These reports are available without charge upon request by calling ABIS at (800) 227-4618.

APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS

Securities Ratings

The ratings of fixed-income securities by NRSROs such as S&P, Moody’s, Fitch, Kroll and Morningstar DBRS are widely accepted barometers of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

The Adviser generally uses ratings issued by NRSROs such as S&P, Moody’s, Fitch, Kroll and Morningstar DBRS but may rely on ratings from other NRSROs, depending on the security in question. Some securities are rated by more than one NRSRO, and the ratings assigned to the security by the NRSROs may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Funds, if the Adviser considers ratings issued by two or more NRSROs, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody’s and S&P only, with Moody’s rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody’s and BBB by S&P). Or, if a security is rated by Moody’s, S&P and Fitch, with Moody’s rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody’s, BBB by S&P and BBB by Fitch).

Unless otherwise indicated, references to securities ratings by one NRSRO in this SAI shall include the equivalent rating by another NRSRO.

S&P Global Ratings (“S&P”)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ or ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C—Debt rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-)—Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR—NR indicates that a rating has not been assigned or is no longer assigned.

Moody’s Ratings

Aaa—Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated ‘A’ are judged to be upper-medium-grade and are subject to low credit risk.

Baa—Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa—Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note—Moody’s appends numerical modifiers, 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Municipal Loans

Moody’s highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody’s states that short-term municipal securities rated MIG-1/VMIG-1 are of superior quality, enjoying excellent protection from established cash flows, highly reliable liquidity support, or from demonstrated broad-based access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of strong quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group. Loans bearing the MIG-3/VMIG-3 designation are of acceptable quality; liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. Loans bearing the SG designation are of speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P’s highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interests will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes of the term of the notes. Issues rated SP-3 have speculative capacity to pay principal and interest. A D rating is assigned upon failure to pay a note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Other Municipal Securities and Commercial Paper

“Prime-1” is the highest rating assigned by Moody’s for other short-term municipal securities and commercial paper, and “A-1+” and “A-1” are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody’s uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of “Prime”, while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of “A”.

Fitch Ratings

International Long-Term Credit Ratings

AAA—‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB—‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—‘B’ ratings indicate that material credit risk is present.

CCC—‘CCC’ ratings indicate that substantial credit risk is present.

CC—‘CC’ ratings indicate very high levels of credit risk.

C—‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations are typically rated in the ‘CCC’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics.

Fitch Ratings

International Short-Term Credit Ratings

F1—Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. Good intrinsic capacity for timely payments of financial commitments.

F3—Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility.

RD—Restricted Default. An entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

D—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category, to categories below CCC, or to Short-term ratings other than F1.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, the debt instrument was taken private, or other reasons.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a heightened probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Morningstar DBRS Ratings

AAA—Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA—Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A—Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB—Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB—Speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B—Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC and C—Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C rating categories are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place, but is considered inevitable may be rated in the C category.

D—When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. Morningstar DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.

All rating categories from AA to CCC contain the subcategories (high) and (low). The absence of either a (high) or (low) designation indicates the rating is in the middle of the category.

Kroll Bond Rating Agency (“KBRA”)

AAA—Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA—Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A—Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB—Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.

BB—Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B—Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC—Determined to be at substantial risk of loss due to credit-related events, near default, or in default with high recovery expectations.

CC—Determined to be near default or in default with average recovery expectations.

C—Determined to be near default or in default with low recovery expectations.

D—KBRA defines default as occurring if: (1) there is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered; (2) the rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result; (3) the rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

Further Rating Distinctions

While ratings provide an assessment of the obligor’s capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the “underlying” issuers as well as the “primary” issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

APPENDIX B

Proxy Voting and Governance Policy Statement

Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best financial interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.

AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best financial interests of each respective client as determined by AB in its discretion, after consideration of the relevant client’s investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Investment Stewardship Team”), to ensure that this Policy and its procedures are implemented consistently.

This Policy forms part of a suite of policies and frameworks including AB’s Stewardship Statement that outline our approach to investment stewardship. Proxy voting is an integral part of this process, enabling us to support sound corporate governance practices, strong shareholder rights, transparent disclosures, and encourage effective oversight of material issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Investments, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Underpins Decision Making

As a research-driven firm, we approach proxy voting with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies applied by our investment teams may occasionally result in different conclusions being drawn for certain proposals. In turn, our votes for some proposals may vary from issuer to issuer, while still aligning with our goal of maximizing the long-term value of securities in our clients’ portfolios.

Research Services

To facilitate the efficient and accurate voting of our clients’ securities, we subscribe to research services from vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis. These research materials are used for informational purposes alongside company filings, and AB’s voting decisions are always guided by AB’s Proxy Voting and Governance Policy. Our investment professionals can access these research and informational materials at any time.

Engagement

In evaluating proxy issues and determining our votes, we seek the perspective and expertise of various relevant parties. Internally, the Investment Stewardship Team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platform. By partnering with investment professionals, we are empowered to incorporate company-specific fundamental insights into our vote decisions.

Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, and more importantly, affect positive changes which we believe will drive shareholder value. In addition, we may engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Escalation Strategies

Proxy voting and engagements work in conjunction to raise and escalate investor concerns to companies. In cases where we determine that the issuer’s behavior isn’t aligned with our clients’ best financial interests, we may escalate our voting and engagement by taking actions such as voting against the relevant directors. The materiality of the issue and the responsiveness of management will guide our approach which is outlined in the AB Stewardship Statement.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. Subject to client guidelines, we adhere to a core set of principles described in this Policy. We assess each proxy proposal within the framework of these principles, with our ultimate “litmus test” being what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable should they fail to act in the best interests of shareholders.

We generally vote proposals in accordance with these guidelines; however, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to maximize long-term shareholder value or as otherwise warranted by the specific facts and circumstances of an investment. While our Policy is broadly applicable, we may make exceptions to these guidelines for non-operating companies such as closed-end funds. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that are in our clients’ best interests.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to Director Elections, Compensation, Auditors, Transactions and Special Situations, Shareholder Rights, and Material Environmental and Social Issues. The following are summaries of these broad categories:

Director Elections

AB believes directors should represent shareholder interests and ensure management maximizes long-term shareholder value. We believe that companies should have a majority of independent directors and key committees and incorporate local regulations and governance codes into our decision making. We support majority voting for director elections to enhance accountability and favor declassified boards but may consider exceptions. In evaluating individual director nominees, we will consider responsiveness to shareholders, nominee attendance, and nominee capacity. AB values board diversity for a range of perspectives and may vote against nominating committee chairs or relevant board members if diversity is insufficient.

Compensation

Compensation policies play a critical role in attracting, retaining, and motivating executives, directors, and employees, and should align with shareholder interests to promote long-term value creation and sustainable performance. AB evaluates executive compensation proposals based on four guiding principles: alignment with business performance and strategy, management of compensation costs, reflection of management’s handling of significant issues, and integrity in decision-making.

Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation. In assessing auditor independence we will consider non-audit fees and tenure, potentially voting against if non-audit fees are excessive.

Transactions and Special Situations

AB evaluates corporate restructurings, mergers, acquisitions, and spin-offs on a case-by-case basis. Our primary objective in assessing and voting on these proposals is to maximize long-term shareholder value.

Shareholder Rights

AB supports strong investor rights that allow shareholders to hold directors and management accountable should they fail to act in the best interests of shareholders.

Material Environmental and Social Issues

We generally assess proposals related to environmental and social issues on a case-by-case basis with the goal of maximizing long-term shareholder value. We assess all shareholder proposals in accordance with our Shareholder Proposal Assessment Framework.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best financial interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to mitigate any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to the Policy, we refer the proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company’s shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Pre-Disclosure of Vote Intentions on Select Proposals

As part of our engagement and stewardship efforts, AB may publish our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our website.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the timeframe required by local regulation and custom, with the minimum timeframe being the U.S. record retention requirement of six-plus years. We maintain the vast majority of these records electronically.

Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.

 PART C

OTHER INFORMATION

ITEM 28.	Exhibits.

(a)	(1)	Amended and Restated Agreement and Declaration of Trust dated May 3, 2006 and filed May 5, 2006 – Incorporated by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 3 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on May 22, 2006.

(2)	Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust, dated May 6, 2010 and filed May 7, 2010 – Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 4 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on May 14, 2010.

(3)	Amendment No. 2 to Amended and Restated Agreement and Declaration of Trust, filed June 17, 2010 and filed June 17, 2010 – Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 5 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on June 17, 2010.

(4)	Amendment No. 3 to Amended and Restated Agreement and Declaration of Trust, dated February 2, 2011 and filed February 4, 2011 – Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 9 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on February 8, 2011.

(5)	Amendment No. 4 to Amended and Restated Agreement and Declaration of Trust, dated March 9, 2011 and filed March 17, 2011 – Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 13 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on June 16, 2011.

(6)	Amendment No. 5 to Amended and Restated Agreement and Declaration of Trust, dated May 3, 2011 and filed May 4, 2011 – Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 13 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on June 16, 2011.

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(7)	Amendment No. 6 to Amended and Restated Agreement and Declaration of Trust, effective January 20, 2015 – Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 23 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on August 28, 2015.

(8)	Amendment No. 7 to Amended and Restated Agreement and Declaration of Trust, effective June 13, 2017 – Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 27 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on June 14, 2017.

(9)	Amendment No. 8 to Amended and Restated Agreement and Declaration of Trust, effective May 3, 2018 – Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 32 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on May 11, 2018.

(10)	Amendment No. 9 to Amended and Restated Agreement and Declaration of Trust, effective November 6, 2025 – Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 46 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on November 13, 2025.

(b)	By-Laws of the Registrant - Incorporated by reference to Exhibit 23(b) to Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on January 26, 2004.

(c)       Not applicable.

(d)	Advisory Agreement between the Registrant and AllianceBernstein L.P., dated November 13, 2019, as amended January 21, 2026 – Incorporated by reference to Exhibit (d) to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on January 26, 2026.

(e)	Distribution Agreement between the Registrant and AllianceBernstein Investments, Inc., dated November 13, 2019 – Incorporated by reference to Exhibit (e) to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on August 28, 2020.

(f)       Not applicable.

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(g)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 – Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 29, 2010.

(h)	(1)	Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly, Alliance Global Investor Services, Inc.), dated October 31, 2005 - Incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 25 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on August 29, 2016.

(2)	Management Fee Waiver Undertaking, dated June 1, 2016, amended as of May 1, 2019, by AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(47) to Post-Effective Amendment No. 274 of the Registration Statement on Form N-1A of AB Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

(3)	Form of Acquiring Fund of Funds Investment Agreement – Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 42 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on August 25, 2022.

(i)	Opinion and Consent of Seward & Kissel LLP – Filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)	Not applicable.

(l)	Investment representation letter of AllianceBernstein L.P. – Incorporated by reference to Exhibit (l) to Pre-Effective Amendment No. 3 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on May 22, 2006.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

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(p)	(1)	Code of Ethics for the Fund. - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 41 of the Registration Statement on Form N-1A of AB Active ETFs, Inc. (File Nos. 333-264818 and 811-23799), filed with the Securities and Exchange Commission on July 27, 2026.

	(2)	Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. – Incorporated by reference to Exhibit (r)(ii) to Post-Effective Amendment No. 2 of the Registration Statement on Form N-2 of AB Multi-Manager Alternative Fund (File Nos. 333-273506 and 811-22671), filed with the Securities and Exchange Commission on July 29, 2025.

OTHER

Exhibits:	Powers of Attorney for: Alexander Chaloff, R. Jay Gerken, Jeffrey R. Holland, Jeanette W. Loeb, John A. Lovito, Carol C. McMullen, Garry L. Moody and Emilie D. Wrapp – Filed herewith.

ITEM 29.	Persons Controlled by or under Common Control with Registrant.

None.

ITEM 30.	Indemnification.

Paragraph (l) of Section 3, Article IV of the Registrant’s Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power: “(l) to purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability;”

Section 2 of Article SEVENTH of the Registrant’s Agreement and Declaration of Trust provides in relevant part:

“Limitation of Liability. No Trustee, officer, employee or agent of the Trust shall be subject to any liability whatsoever to any person in connection with Trust property or the affairs of the Trust, and no Trustee shall be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust or for the act or omission of any other Trustee. For the sake of clarification and without limiting the foregoing, the appointment, designation or identification of a Trustee as the chairman of the Board, the lead or assistant lead independent Trustee, a member or chairman of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert) or as having any other special appointment, designation or identification shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled. Nothing in this Declaration of Trust, including without limitation anything in this Article VII, Section 2, shall protect any Trustee, officer, employee or agent of the Trust against any liabilities to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.

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Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.”

Section 2 of Article EIGHTH of the Registrant’s Agreement and Declaration of Trust provides in relevant part:

“Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.”

Article TENTH of the Registrant’s Bylaws provides in relevant part:

“1. Indemnification

10.1 Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that (1) such Covered Person shall provide a security for his undertaking to repay the advance if it is ultimately determined that indemnification is not authorized under this Article, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification under this Article. In the case of such a determination or opinion, the relevant disinterested, non-party directors or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that he has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

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10.2 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 4.1 above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of shareholders holding a majority of the Shares entitled to vote thereon, exclusive of any Shares beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

10.3 Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 4, the term “Covered Person” shall include such person’s heirs, executors and administrators; an “interested Covered Person” is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a “disinterested Trustee” or “disinterested person” is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

The foregoing summaries are qualified by the entire text of Registrant’s Agreement and Declaration of Trust and Bylaws. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant participates in a joint director’s liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser’s liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

The independent directors and the interested advisory director (each an “Indemnitee”) have entered into an indemnification agreement with the Registrant under which the Registrant has agreed to indemnify each Indemnitee against any covered expense and covered liability reasonably incurred by the Indemnitee in connection with any covered proceeding arising as a result of the Indemnitee’s service to the Registrant, to the fullest extent permitted by law. In addition, the indemnification agreement adopts certain presumptions and procedures that may make the indemnification process and advancement of expenses more efficient.

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ITEM 31. Business and Other Connections of Adviser.

The descriptions of AllianceBernstein L.P. under the captions “Management of the Fund” in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the directors and executive officers of AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference.

ITEM 32. Principal Underwriters.

(a)       AllianceBernstein Investments, Inc. (“ABI”), the Registrant’s Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

AB Bond Fund, Inc.

AB Cap Fund, Inc.

AB Core Bond Portfolio1

AB Core Opportunities Fund, Inc.

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

AB Global Bond Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Institutional Funds, Inc.

AB Intermediate Diversified Municipal Portfolio2

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

AB Municipal Income Fund II

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

AB Variable Products Series Fund, Inc.

The AB Portfolios

________________________

1 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Class Z Shares.

2 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, C, Z and Advisor Class Shares.

(b)	The following are the Directors and Officers of ABI, the principal place of business of which is 501 Commerce Street, Nashville, TN 37203.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Directors

Onur Erzan	Director and Head of Global Client Group and Head of Private Wealth	President and Chief Executive Officer

Gary Krueger	Director, and Chief Financial Officer

Mark R. Manley	Director, and Secretary

Officers

Richard A. Brink	Senior Vice President

Michael A. Capella	Senior Vice President
Danielle Carnett	Senior Vice President

Russell R. Corby	Senior Vice President

John C. Endahl	Senior Vice President

John Edward English	Senior Vice President

Robert K. Forrester	Senior Vice President

Mark A. Gessner	Senior Vice President

Kenneth L. Haman	Senior Vice President

Michael S. Hart	Senior Vice President

Nancy E. Hay Richard Kendrick	Senior Vice President and Counsel Senior Vice President	Secretary

James M. Liptrot	Senior Vice President and Assistant Controller

Brendan Murray	Senior Vice President

John J. O’Connor	Senior Vice President

C-7

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Ronald Pratt Miguel A. Rozensztroch	Senior Vice President Senior Vice President

John Schmidt Louis Sideropoulos Stephen M. Woetzel	Senior Vice President Senior Vice President Senior Vice President
Daniel Wright Armand H. Amritt	Senior Vice President Vice President

Elizabeth Anderson Eric Anderson	Vice President Vice President

Constantin Andreae Jolene Bilyeu Alexander Boozer	Vice President Vice President Vice President

Brandon W. Born	Vice President

Robert A. Brazofsky	Vice President
Andrew Brodbeck	Vice President
Douglas Caggiano Colin Callahan Carly Carrier	Vice President Vice President Vice President

David Casey Ross Catena Mikhail Cheskis Ryan Curry	Vice President Vice President Vice President Vice President

C-8

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Kevin M. Dausch William Davis	Vice President Vice President

David DeGood Marc J. Della Pia	Vice President Vice President

Joseph T. Dominguez	Vice President

Gregory M. Erwinski	Vice President
Mark Feeney Mark Fritz Ryan Garcia Austin Gilbert	Vice President Vice President Vice President Vice President

Gregory Gillis Kyle Hagan	Vice President Vice President
Gregory Handrahan Jared Hare Terry L. Harris Andrew Haycock	Vice President Vice President Vice President Vice President

Philippe Hemery Julie Henry	Vice President Vice President

Steve Hong Thomas Johnston	Vice President Vice President
Amir Khorami	Vice President

Joseph Krofcheck	Vice President

C-9

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Stephen J. Laffey	Senior Vice President and Counsel	Assistant Secretary

Melissa Lankard Maren Lapham Darren L. Luckfield Nathan Lyden	Vice President Vice President Vice President Vice President
Matthew J. Malvey	Vice President
Robert Mancini	Vice President

Todd Mann	Vice President

Kevin McCandless Daniel P. Melehan	Vice President Vice President

Mirtha Mercedes Toller Miller David Mitchell	Vice President Vice President Vice President
William Nelligan Daryl N. Northrop	Vice President Vice President

Bryan R. Pacana Kevin Parnell Thomas Perini Kimchu Perrington Nelson X. Pham	Vice President Vice President Vice President Vice President Vice President
Andrew Remmey	Vice President
Brian Resnick	Vice President

C-10

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Claudio Rondolini Timothy Ryan	Vice President Vice President

David Saslowsky Justin Sawyers	Vice President Vice President
Art Seals Paul Self Harry Seymour	Vice President Vice President Vice President

Daniel L. Stack	Vice President
Amelia Stephens Joseph Sunwoo	Vice President Vice President

Scott M. Tatum Troy Thompson	Vice President Vice President
Cenk Toroslu Jason Verses	Vice President Vice President

William Wielgolewski James Young	Vice President Vice President

Oscar Zarazua	Vice President
Martin J. Zayac	Vice President

Alexander Zigbuo	Vice President

Angelica Conway Madison Ehlers Jeremy Farrell Heather Frost Jeffrey Gage Anne Grimball Caitlin Hunnicutt Jillian Labetti Richard Logier Logan Marshall Brian W. Paulson

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Goodloe Pride	Assistant Vice President

Alexander Root	Assistant Vice President

Kara Snell	Assistant Vice President

Daniel Watson	Assistant Vice President

(c)        Not Applicable.

ITEM 33.	Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., 500 Plaza Drive, Secaucus, NJ 07094 and at the offices of State Street Bank and Trust Company, the Registrant’s custodian, One Congress Street, Suite 1, Boston, MA 02114; all other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203.

ITEM 34	Management Services.

Not applicable.

ITEM 35.	Undertakings.

Not applicable.

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********************

A copy of the Agreement and Declaration of Trust of AB Corporate Shares (the “Trust”), as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers and shareholders individually but are binding only upon the assets and property of the Trust.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 27th day of August, 2026.

AB CORPORATE SHARES

By:	/s/ Onur Erzan
Onur Erzan
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

	Signature	Title	Date

(1)	Principal Executive Officer:

	/s/ Onur Erzan Onur Erzan	President and Chief Executive Officer	August 27, 2026

(2)	Principal Financial and
Accounting Officer:
	/s/ Stephen M. Woetzel Stephen M. Woetzel	Principal Accounting Officer, Treasurer and Chief Financial Officer	August 27, 2026

(3)	The Trustees:
Alexander Chaloff*
R. Jay Gerken*
Jeffrey R. Holland*
Jeanette W. Loeb*
John A. Lovito*
Carol C. McMullen*
Garry L. Moody*
Emilie D. Wrapp*

*By /s/ Stephen J. Laffey	August 27, 2026
Stephen J. Laffey (Attorney-in-fact)

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Index to Exhibits

Exhibit No.	Description of Exhibits

(i)	Opinion and Consent of Seward & Kissel LLP
(j)	Consent of Independent Registered Public Accounting Firm
Other Exhibits	Powers of Attorney

EX-101.INS XBRL	Instance Document
EX-101.SCH XBRL	Taxonomy Extension Schema Document
EX-101.CALC XBRL	Taxonomy Extension Calculation Linkbase
EX-101.DEF XBRL	Taxonomy Extension Definition Linkbase
EX-101.LAB XBRL	Taxonomy Extension Labels Linkbase
EX-101.PRE XBRL	Taxonomy Extension Presentation Linkbase

C-15